As filed via EDGAR with the Securities and Exchange Commission on

                                  May 21, 1999



                                                               File No. 811-5151
                                                       Registration No. 33-14196
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           | |

                         Pre-Effective Amendment No.                         |_|


                       Post-Effective Amendment No. 59                       |X|



                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        | |


                       Post-Effective Amendment No. 98                       |X|
                       -------------------------------


                                MUTUAL FUND GROUP
               (Exact Name of Registrant as Specified in Charter)


                            One Chase Manhattan Plaza
                            New York, New York 10081
               --------------------------------------------------
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: (212) 492-1600


George Martinez, Esq.      Peter Eldridge, Esq.       Gary S. Schpero, Esq.
BISYS Fund Services, Inc.  Chase Manhattan Bank       Simpson Thacher & Bartlett
3435 Stelzer Road          270 Park Avenue            425 Lexington Avenue
Columbus, Ohio  43219      New York, New York 10017   New York, New York 10017
--------------------------------------------------------------------------------


(Name and Address of Agent for Service)


It is proposed that this filing will become effective:



     | | immediately upon filing pursuant to    |_| on (         ) pursuant to
         paragraph (b)                              paragraph (b)
     | | 60 days after filing pursuant to       |_| on (         ) pursuant to
         paragraph (a)(1)                           paragraph (a)(1)
     |X| 75 days after filing pursuant to       |_| on (         ) pursuant to
         paragraph (a)(2)                           paragraph (a)(2) rule 485.




If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ------------------


The Registrant has registered an indefinite number or amount of its shares of common stock for each of its series under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 on July 18, 1994 and Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 1998 was filed on January 27, 1999.

                                EXPLANATORY NOTE

PROSPECTUS FEBRUARY 26, 1999


CHASE VISTA EQUITY FUNDS

CLASS A, CLASS B AND CLASS C SHARES


BALANCED FUND
EQUITY INCOME FUND
LARGE CAP EQUITY FUND
GROWTH AND INCOME FUND
FOCUS FUND
CORE EQUITY FUND
EQUITY GROWTH FUND
CAPITAL GROWTH FUND
SMALL CAP EQUITY FUND
SMALL CAP OPPORTUNITIES FUND


Neither the Securities and Exchange Commission nor any state securities commission has approved securities of this Fund or determined if this prospectus is accurate or complete. It is a crime to state otherwise.

[CHASE VISTA FUNDS LOGO]

PSEQ-1-599X


 BALANCED FUND                                1
 EQUITY INCOME FUND                          10
 LARGE CAP EQUITY FUND                       17
 GROWTH AND INCOME FUND                      25
 FOCUS FUND                                  33
 CORE EQUITY FUND                            39
 EQUITY GROWTH FUND                          47
 CAPITAL GROWTH FUND                         55
 SMALL CAP EQUITY FUND                       62
 SMALL CAP OPPORTUNITIES FUND                69
 THE FUNDS' INVESTMENT ADVISER &
 THE YEAR 2000                               76

 HOW YOUR ACCOUNT WORKS                      79
 ABOUT SALES CHARGES                         79
 BUYING FUND SHARES                          81
 SELLING FUND SHARES                         83
 EXCHANGING FUND SHARES                      84
 OTHER INFORMATION CONCERNING THE FUNDS      84
 DISTRIBUTIONS AND TAXES                     85

 SHAREHOLDER SERVICES                        87

 WHAT THE TERMS MEAN                         88

 FINANCIAL HIGHLIGHTS OF THE FUNDS           89

 HOW TO REACH US                     Back cover

CHASE VISTA BALANCED FUND

The Fund's objective

The Fund seeks to
maximize total
return through
long-term capital
growth and earning
current income.


The Fund's main
investment strategy

The Fund invests in both equity and debt securities. Under normal market conditions, the Fund invests 35% to 70% of its total assets in equity securities and at least 25% of its total assets in investment grade debt securities. Most of the Funds' equity securities are in well known, established companies with market capitalizations of at least $200 million at the time of purchase and which are traded on established securities markets or over-the-counter. Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks and securities that are convertible into common stocks, and warrants to buy common stocks.

The Funds' debt securities include non-convertible corporate debt, and U.S. Government debt securities. The Fund invests in corporate debt securities that are rated Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, or the equivalent rating by another national rating organization. It may also invest in unrated securities of comparable quality. There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The average maturity, or time until debt investments come due, will vary as market conditions change.

The Fund's advisers may change the balance between equity and fixed income investments to suit market conditions.

CHASE VISTA BALANCED FUND

In selecting equity securities, the Funds' advisers do quantitative analysis and fundamental research to seek to identify undervalued stocks which have the potential to increase in value. The advisers first seek to find companies with the best earnings prospects and then select companies which appear to have the most attractive values. The advisers also seek to invest in sectors with good earnings prospects as well.

The advisers may look for value-oriented factors, such as a low price-to-earnings or price-to-cash ratio, in determining whether a stock is undervalued. In addition, they may also attempt to identify those undervalued companies which will experience earnings growth or improved earnings characteristics.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

For debt securities, the Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Funds' investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Funds' portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Funds' overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The Fund may invest up to 20% of it total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include invest- ments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval. [CHASE VISTA LOGO]

[SIDE BAR]
FREQUENCY OF TRADING

The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.
[END SIDE BAR]

CHASE VISTA BALANCED FUND

The Funds' main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Balanced Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate.

The securities of smaller cap companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Smaller cap companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

[SIDE BAR]
Investments in the Fund are
not bank deposits or
obligations of, or guaranteed
or endorsed by, The Chase
Manhattan Bank are not insured
or guaranteed by the Federal
Deposit Insurance Corporation,
Federal Reserve Board or any
other government agency.
[END SIDE BAR]

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The value of the Fund's fixed income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-related securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund's performance will also depend on the credit quality of its investments.

CHASE VISTA BALANCED FUND

Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Funds' advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally. [CHASE VISTA LOGO]

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the Lehman Aggregate Bond Index and the S&P 500 Index, widely recognized market benchmarks, and the Lipper Balanced Funds Average, representing the average performance of a universe of 392 actively managed balanced funds.

The calculations assume that all dividends and distributions are reinvested in the Fund.
[CHASE VISTA LOGO]


YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

1993       12.68%
1994        0.21%
1995       24.98%
1996       14.56%
1997       22.03%
1998       14.47%


-------------------       --------
  BEST QUARTER               11.35%
-------------------       --------
                      4th quarter, 1998

-------------------       --------
  WORST QUARTER              -4.96%
-------------------       --------
                      3rd quarter, 1998


                                         The total return for the Fund from
                                         January 1, 1999 to March 31, 1999 was
                                         0.94%.


AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1998:

                                                                SINCE
                                                                INCEPTION
                               PAST 1 YEAR   PAST 5 YEARS       (11/4/92)
 CLASS A SHARES                      7.89%         13.56%        13.91%
 CLASS B SHARES                      8.66%         13.84%        14.29%
 CLASS C SHARES                     12.73%         14.09%        14.31%
 LEHMAN AGGREGATE BOND INDEX         8.69%          7.27%         7.74%
 S&P 500 INDEX                      28.60%         24.05%        24.84%
 LIPPER BALANCED FUNDS AVG.         13.48%         13.84%        13.23%

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on November 4, 1993. Class C shares were first offered on November 23, 1998. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund and the performance for the period before Class C shares were launched is based on the performance of Class A and Class B shares. The actual returns of Class B and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

CHASE VISTA BALANCED FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                  MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                  (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                  SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                  OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES    5.75%                       NONE
 CLASS B SHARES    NONE                        5.00%
 CLASS C SHARES    NONE                        1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER        FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES     EXPENSES
 CLASS A                 0.50%           0.25%          0.67%           1.42%
 CLASS B                 0.50%           0.75%          0.67%           1.92%
 CLASS C                 0.50%           0.75%          0.67%           1.92%

(1)The offering price is the net asset value of the shares purchased plus any sales charge.


*The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses for Class A shares are expected to be 0.50% and the total annual Fund operating expenses are expected not to exceed 1.25% for Class A shares and 1.75% for Class B and Class C shares. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000

o you sell all your shares at the end of the period

o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS A SHARES*     $ 711     $ 998    $ 1307      $    2179
 CLASS B SHARES**    $ 695     $ 903    $ 1237      $    2114***
 CLASS C SHARES**    $ 295     $ 603    $ 1037      $    2243

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:



                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS B SHARES    $ 195     $ 603    $ 1037      $    2114***
 CLASS C SHARES    $ 195     $ 603    $ 1037      $    2243

  *Assumes sales charge is deducted when shares are purchased.
 **Assumes applicable deferred sales charge is deducted when shares are sold. ***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.
   The costs above are based on pre-waiver Annual Fund Operating Expenses.

CHASE VISTA EQUITY INCOME FUND

The Fund's objective

The Fund seeks to obtain income primarily by investing in income-producing equity securities. Capital growth is a secondary consideration.


The Fund's main investment strategy

Under normal market conditions, the Fund invests at least 65% of its total assets in dividend-paying equity securities. Equity securities include common stocks, preferred stocks and securities that are convertible into com- mon stocks. The major portion of the Fund's assets will be invested in common stocks which are traded on a national securities exchange or on NASDAQ. A significant portion of the Fund's assets may be invested in convertible bonds or convertible preferred stock, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund attempts to achieve a yield higher than the composite yield on the securities in the Standard & Poor's 500 Stock Price Index.


The Funds' advisers may seek income through various methods, including investing in convertible securities and seeking to identify companies with characteristics such as above-average dividend yields. The advisers do quantitative analysis and fundamental research to seek to identify undervalued stocks which have the potential to increase in value. The advisers first seek to find companies with the best earnings prospects and then select companies which appear to have the most attractive values. The advisers also seek to invest in sec-tors with good earnings prospects as well.

The advisers may look for value-oriented factors, such as a low price-to-earnings or price-to-cash ratio, in determining whether a stock is undervalued. In addition, they may also attempt to identify those undervalued companies which will experience earnings growth or improved earnings characteristics.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still undervalued. This may include those securities which have appreciated to meet their target valuations.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income- producing real estate or loans related to real estate.

The Fund may invest up to 20% of it total assets in foreign securities. These investments may take the form of depositary receipts.

The Fund may, under normal market conditions, invest up to 35% of its total assets in investment grade debt securities, high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. Investment grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval. [CHASE VISTA LOGO]

[SIDE BAR]
FREQUENCY OF TRADING

The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.
[END SIDE BAR]

CHASE VISTA EQUITY INCOME FUND

The Funds' main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Equity Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if the companies in which it invests do not pay dividends.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the

[SIDE BAR]
Investments in the Fund are
not bank deposits or
obligations of, or guaranteed
or endorsed by, The Chase
Manhattan Bank are not insured
or guaranteed by the Federal
Deposit Insurance Corporation,
Federal Reserve Board or any
other government agency.
[END SIDE BAR]

"euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of the Fund's convertible securities and fixed income securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Funds' advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally. [CHASE VISTA LOGO]

CHASE VISTA EQUITY INCOME FUND

The Fund's past performance
This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Average, representing the average performance of a universe of 210 actively managed equity income funds.

The calculations assume that all dividends and distributions are reinvested in the Fund. [CHASE VISTA LOGO]


YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

1994        -3.82%
1995        32.33%
1996        27.31%
1997        33.47%
1998        11.48%


-------------------      ---------
  BEST QUARTER               17.10%
-------------------      ---------
                      4th quarter, 1998

-------------------      ---------
  WORST QUARTER             -10.62%
-------------------      ---------
                      3rd quarter, 1998


                                         The total return for the Fund from
                                         January 1, 1999 to March 31, 1999 was
                                         -1.82%.


AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1998:

                                                                     SINCE
                                                                     INCEPTION
                                   PAST 1 YEAR   PAST 5 YEARS        (7/15/93)
 CLASS A SHARES                          5.07%         17.83%        17.21%
 CLASS B SHARES                          5.94%         18.65%        18.05%
 CLASS C SHARES                         10.01%         18.86%        18.15%
 S&P 500 INDEX                          28.60%         24.05%        16.03%
 LIPPER EQUITY INCOME FUNDS AVG.        10.89%         16.62%        22.68%

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on May 7, 1996. Class C shares were first offered on January 8, 1998. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund and the performance for the period before Class C shares were launched is based on the performance of Class A and Class B shares. The actual returns of Class B and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                  MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                  (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                  SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                  OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES    5.75%                       NONE
 CLASS B SHARES    NONE                        5.00%
 CLASS C SHARES    NONE                        1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER        FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES     EXPENSES
 CLASS A                 0.40%           0.25%          0.80%           1.45%
 CLASS B                 0.40%           0.75%          0.80%           1.95%
 CLASS C                 0.40%           0.75%          0.80%           1.95%

(1)The offering price is the net asset value of the shares purchased plus any sales charge.

*The table is based on expenses incurred in the most recent fiscal year. The table does not reflect charges or credits which you might incur if you invest through a financial institution.

CHASE VISTA EQUITY INCOME FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000

o you sell all your shares at the end of the period

o your investment has a 5% return each year, and

o the Fund's operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS A SHARES*     $714     $1007     $1322      $2210
 CLASS B SHARES**    $698     $ 912     $1252      $2146***
 CLASS C SHARES**    $298     $ 612     $1052      $2275

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS B SHARES    $198     $612      $1052     $2146***
 CLASS C SHARES    $198     $612      $1052     $2275

  *Assumes sales charge is deducted when shares are purchased.
 **Assumes applicable deferred sales charge is deducted when shares are sold. ***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

CHASE VISTA LARGE CAP EQUITY FUND

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy

Under normal conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of companies with market capitalization over $1 billion at the time of purchase (large cap companies). Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Funds' advisers do quantitative analysis and fundamental research to seek to identify undervalued stocks which have the potential to increase in value. The advisers first seek to find companies with the best earnings prospects and then select companies which appear to have the most attractive values. The advisers also seek to invest in sec-tors with good earnings prospects as well.

The advisers may look for value-oriented factors, such as a low price-to-earnings or price-to-cash ratio, in determining whether a stock is undervalued. In addition, they may also attempt to identify those undervalued companies which will experience earnings growth or improved earnings characteristics.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still undervalued. This may include

CHASE VISTA LARGE CAP EQUITY FUND

those securities which have appreciated to meet their target valuations.

The advisers try to spread their investments across a number of sectors. However, they may change sector weightings in response to market developments.

The Fund may invest up to 20% of it total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these investments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval. [CHASE VISTA LOGO]

[SIDE BAR]
FREQUENCY OF TRADING

The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.
[END SIDE BAR]

The Funds' main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Large Cap Equity Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could

[SIDE BAR]
Investments in the Fund are
not bank deposits or
obligations of, or guaranteed
or endorsed by, The Chase
Manhattan Bank are not insured
or guaranteed by the Federal
Deposit Insurance Corporation,
Federal Reserve Board or any
other government agency.
[END SIDE BAR]

CHASE VISTA LARGE CAP EQUITY FUND

increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Funds' advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally. [CHASE VISTA LOGO]

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Growth Funds Average, representing the average performance of a universe of 932 actively managed growth funds.

The performance for the period before Class A and Class B shares were launched in May 1996 is based on performance for Institutional Class shares of the Fund. The actual returns of Class A and Class B would have been lower than shown because Class A and Class B shares have higher expenses than Institutional Class shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. [CHASE VISTA LOGO]

YEAR-BY-YEAR RETURNS

Past performance does not predict how
this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.


1991      31.24%
1992       5.20%
1993       8.63%
1994       0.22%
1995      31.03%
1996      22.54%
1997      32.63%
1998      21.69%


-------------------       --------
  BEST QUARTER               18.90%
-------------------       --------
                      4th quarter, 1998

-------------------       --------
  WORST QUARTER              -9.73%
-------------------       --------
                      3rd quarter, 1998


                                         The total return for the Fund from
                                         January 1, 1999 to March 31, 1999 was
                                         1.69%.

CHASE VISTA LARGE CAP EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1998:


                                                            SINCE
                                                            INCEPTION
                            PAST 1 YEAR   PAST 5 YEARS      (11/30/90)
 CLASS A SHARES                  14.70%         19.60%       17.87%
 CLASS B SHARES                  16.13%         20.58%       18.58%
 CLASS C SHARES                  20.21%         20.78%       18.59%
 S&P 500 INDEX                   28.60%         24.05%       21.85%
 LIPPER GROWTH FUNDS AVG.        22.86%         18.63%       18.65%

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class C shares were first offered on November 2, 1998. The performance for the period before Class C shares were launched is based on the performance of Institutional Class and Class B shares of the Fund. The actual returns of Class C shares would have been lower than shown because Class C shares have higher expenses than Institutional Class shares.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                  MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                  (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                  SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                  OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES    5.75%                       NONE
 CLASS B SHARES    NONE                        5.00%
 CLASS C SHARES    NONE                        1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER        FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES     EXPENSES
 CLASS A                 0.40%           0.25%          0.65%           1.30%
 CLASS B                 0.40%           0.75%          0.65%           1.80%
 CLASS C                 0.40%           0.75%          0.65%           1.80%

(1)The offering price is the net asset value of the shares purchased plus any sales charge.

*The table is based on expenses incurred in the most recent fiscal year. The actual management fee is currently expected to be 0.00%, other expenses are expected to be 0.55% and the total annual Fund operating expenses are expected not to exceed 0.80% for Class A shares and 1.30% for Class B shares and Class C shares. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

CHASE VISTA LARGE CAP EQUITY FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000

o you sell all your shares at the end of the period

o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS A SHARES*      $700     $963     $1247     $2053
 CLASS B SHARES**     $683     $866     $1175     $1985***
 CLASS C SHARES**     $283     $566     $ 975     $2116

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS B SHARES    $183     $566      $975      $1985***
 CLASS C SHARES    $183     $566      $975      $2116

  *Assumes sales charge is deducted when shares are purchased.
 **Assumes applicable deferred sales charge is deducted when shares are sold. ***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

   The costs above are based on pre-waiver Annual Fund Operating Expenses.

CHASE VISTA GROWTH AND INCOME FUND

The Fund's objective

The Fund seeks to provide capital growth over the long term and earn income from dividends.


The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in Growth and Income Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Growth and Income Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks of a broad range of market capitalizations. Market capitalization is the total market value of a company's shares.

The Funds' advisers do quantitative analysis and fundamental research to seek to identify undervalued stocks which have the potential to increase in value. The advisers first seek to find companies with the best earnings prospects and then select companies which appear to have the most attractive values. The advisers also seek to invest in sec-tors with good earnings prospects as well.

The advisers may look for value-oriented factors, such as a low price-to-earnings or price-to-cash ratio, in determining whether a stock is undervalued. In addition, they may also attempt to identify those undervalued companies which will experience earnings growth or improved earnings characteristics. The advisers may seek current income through various methods, including investing in convertible securities and seeking to identify

CHASE VISTA GROWTH AND INCOME FUND


companies with characteristics such as average or above-average dividend yields.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still undervalued. This may include those securities which have appreciated to meet their target valuations.

The Fund may invest up to 20% of it total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these investments as well as in U.S. Government debt securities and investment grade debt securities. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval. [CHASE VISTA LOGO]

[SIDE BAR]
FREQUENCY OF TRADING

The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.
[END SIDE BAR]

The Funds' main investment risks

All mutual funds carry a certain amount of risk. You may lose on your investment in the Fund. Here are some of the specific risks of investing in Growth and Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if the companies in which it invests do not pay dividends.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depository receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depository receipts.

In early 1999, the European Monetary Union implemented a new currency called the

[SIDE BAR]

Investments in the Fund are
not bank deposits or
obligations of, or guaranteed
or endorsed by, The Chase
Manhattan Bank are not insured
or guaranteed by the Federal
Deposit Insurance Corporation,
Federal Reserve Board or any
other government agency.
[END SIDE BAR]

CHASE VISTA GROWTH AND INCOME FUND

"euro." It is possible that the euro could increasevolatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Funds' advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally. [CHASE VISTA LOGO]

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and 10 years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Growth and Income Funds Average, representing the average performance of a universe of 718 actively managed growth and income funds.

The calculations assume that all dividends and distributions are reinvested in the Fund. [CHASE VISTA LOGO]


YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.


1989         56.85%
1990          0.16%
1991         59.07%
1992         15.06%
1993         12.99%
1994         -3.41%
1995         15.11%
1996         19.38%
1997         29.53%
1998         14.11%



-------------------      ---------
  BEST QUARTER               33.98%
-------------------      ---------
                      1st quarter, 1991

-------------------      ---------
  WORST QUARTER             -13.65%
-------------------      ---------
                      3rd quarter, 1990


                                         The total return for the Fund from
                                         January 1, 1999 to March 31, 1999 was
                                         0.14%.

CHASE VISTA GROWTH AND INCOME FUND

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1998:

                                       PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
 CLASS A SHARES                              7.55%           15.42%           21.89%
 CLASS B SHARES                              8.55%           15.98%           22.24%
 CLASS C SHARES                             10.67%           15.81%           21.06%
 S&P 500 INDEX                              28.60%           24.05%           19.19%
 LIPPER GROWTH & INCOME FUNDS AVG.          15.61%           18.35%           15.52%

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on November 4, 1993. Class C shares were first offered on January 2, 1998. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund and the performance for the period before Class C shares were launched is based on the performance of Class A and Class B shares. The actual returns of Class B and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                  MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                  (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                  SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                  OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES    5.75%                       NONE
 CLASS B SHARES    NONE                        5.00%
 CLASS C SHARES    NONE                        1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER        FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES     EXPENSES
 CLASS A                 0.40%           0.25%          0.61%           1.26%
 CLASS B                 0.40%           0.75%          0.61%           1.76%
 CLASS C                 0.40%           0.75%          0.61%           1.76%

(1)The offering price is the net asset value of the shares purchased plus any sales charge.


*The table is based on expenses incurred in the most recent fiscal year. The table does not reflect charges or credits which you might incur if you invest through a financial institution.

CHASE VISTA GROWTH AND INCOME FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000

o you sell all your shares at the end of the period

o your investment has a 5% return each year, and

o the Fund's operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS A SHARES*     $696      $952     $1227      $2010
 CLASS B SHARES**    $679      $854     $1154      $1942***
 CLASS C SHARES**    $279      $554     $ 954      $2073

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS B SHARES    $179     $554      $954      $1942***
 CLASS C SHARES    $179     $554      $954      $2073

  *Assumes sales charge is deducted when shares are purchased.
 **Assumes applicable deferred sales charge is deducted when shares are sold. ***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

CHASE VISTA FOCUS FUND

The Fund's objective

The Fund seeks capital growth

The Fund's main investment strategy

Under normal conditions, the Fund invests at least 80% of its total assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue American depositary receipts.

The Fund will seek to invest in the 25 companies identified by the advisers as having the most favorable characteristics through a disciplined investment approach. The Fund's advisers use a proprietary computer model developed in 1987 to select from among more than 900 companies with market capitalizations of more than $1 billion. The computer model seeks to identify undervalued stocks which have favorable characteristics to increase in value. The model uses both value and growth/momentum factors. The model considers value factors such as a low price- to-earnings or price-to-cash flow ratio and/or improving earnings characteristics and growth factors such as projected earnings growth and risk-adjusted price momentum. After the model identifies the stocks which appear to have the most favorable characteristics, the advisers use a research-intensive fundamental analysis to select the 25 stocks which they think have the most potential for capital growth.

CHASE VISTA FOCUS FUND

Fundamental research typically includes analysis of products and market niches, evaluation of competitors, detailed financial analysis, meetings with company management, and interviews with industry analysts. In doing their analysis, the advisers will meet industry concentration limits by investing across a number of sectors. However, they may change sector weightings in response to market developments.

The advisers go through this process at least monthly to identify what they believe are the best 25 companies and adjust their holdings as needed. The Fund usually invests approximately equal amounts in each of the 25 companies. However, it may change these weightings and hold assets of more or less than 25 companies. The advisers also use the process to frequently monitor the Fund's investments. The process will identify which investments have lost value or growth potential, and the advisers will re-evaluate such investments based on a number of factors, including how a company's valuations and earnings compare to its competitors.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval. [CHASE VISTA LOGO]

[SIDE BAR]
FREQUENCY OF TRADING

The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.
[END SIDE BAR]

The Funds' main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in Fund. Here are some of the specific risks of investing in Focus Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where the Fund is investing for temporary defensive purposes,it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may

[SIDE BAR]
Investments in the Fund are
not bank deposits or
obligations of, or guaranteed
or endorsed by, The Chase
Manhattan Bank are not insured
or guaranteed by the Federal
Deposit Insurance Corporation,
Federal Reserve Board or any
other government agency.
[END SIDE BAR]

CHASE VISTA FOCUS FUND

respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. Since the Fund invests in a relatively small number of companies, a decrease in the value of any one of its investments can have a large impact on the value of the entire portfolio.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Funds' advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally. [CHASE VISTA LOGO]

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                  MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                  (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                  SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                  OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES    5.75%                       NONE
 CLASS B SHARES    NONE                        5.00%
 CLASS C SHARES    NONE                        1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER        FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES     EXPENSES
 CLASS A                 0.40%           0.25%          1.25%           1.90%
 CLASS B                 0.40%           0.75%          1.25%           2.40%
 CLASS C                 0.40%           0.75%          1.25%           2.40%

(1)The offering price is the net asset value of the shares purchased plus any sales charge.


*The table is based on estimated expenses for the current fiscal year. The actual management fee is currently expected to be 0.00%, other expenses are expected to be 1.00% for Class A shares and, 1.10% for Class B and Class C shares and the total annual Fund operating expenses are expected not to exceed 1.25% for Class A shares, 1.85% for Class B shares and 1.85% for Class C shares. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

CHASE VISTA FOCUS FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000

o you sell all your shares at the end of the period

o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS A SHARES*     $757     $1138     $1542      $2669
 CLASS B SHARES**    $743     $1048     $1480      $2613***
 CLASS C SHARES**    $343     $ 748     $1280      $2736

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS B SHARES    $243      $748     $1280      $2613***
 CLASS C SHARES    $243      $748     $1280      $2736

  *Assumes sales charge is deducted when shares are purchased.
 **Assumes applicable deferred sales charge is deducted when shares are sold. ***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.
   The costs above are based on pre-waiver Annual Fund Operating Expenses.

CHASE VISTA CORE EQUITY FUND

The Fund's objective

The Fund aims to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

The Fund's main investment strategy


The Fund seeks to achieve its objective by investing all of its investable assets in Core Equity Portfolio, an open-end investment company which has identi- cal investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Core Equity Portfolio as well as to the Fund.

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P stocks. The fund normally invests at least 70% of its total assets in equity securities.


The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.


The Fund seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. Its equity investments may include convertible securities, which generally pay interest

CHASE VISTA CORE EQUITY FUND

or dividends and which can be converted into common or preferred stock.


The Fund may also invest in investment grade debt securities. When the adviser wishes to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment grade debt securities. There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio.


The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval. [CHASE VISTA LOGO]

[SIDE BAR]
FREQUENCY OF TRADING

The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.
[END SIDE BAR]

The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Core Equity Fund.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.


The market value of convertible securities and debt securities tends to decline as interest rates increase. The value of convertible secu-

CHASE VISTA CORE EQUITY FUND


rities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment. [CHASE VISTA LOGO]


[SIDE BAR]
An investment in the Fund
isn't a deposit of The Chase
Manhattan Bank and it isn't
insured or guaranteed by the
Federal Deposit Insurance
Corporation or any other
government agency.
[END SIDE BAR]

The Fund's past performance


The performance results for Class A, Class B and Class C shares of the Fund are based upon the performance of the Core Equity Portfolio. The Core Equity Portfolio was formed after the Chase Core Equity Fund series of Mutual Fund Investment Trust was converted to a master/feeder structure. The performance of Core Equity Portfolio prior to the date of this prospectus is based upon the performance of the Chase Core Equity Fund. For each class, the Core Equity Portfolio's performance has been adjusted to reflect the class's historical expenses (absent waivers and reimbursements) at the Fund's inception. Under this method of calculating performance, the bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P 500 Index. The S&P 500 Index is an unmanaged, broad-based index of 500 companies and is generally considered to represent the U.S. market.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown. [CHASE VISTA LOGO]



YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.


1994       -4.79%
1995       24.77%
1996       21.78%
1997       32.57%
1998       30.19%


-------------------       --------
  BEST QUARTER               22.78%
-------------------       --------
                      4th quarter, 1998

-------------------       --------
  WORST QUARTER              -9.74%
-------------------       --------
                      3rd quarter, 1998

                                         The total return for the Fund from
                                         January 1, 1999 to March 31, 1999 was
                                         7.13%.

CHASE VISTA CORE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1998:


                                       PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
 CLASS A SHARES                             22.70%           18.67%           17.49%
 CLASS B SHARES                             24.69%           19.38%           18.20%
 CLASS C SHARES                             28.69%           19.58%           18.20%
 S&P 500 INDEX                              28.60%           24.05%           19.19%
 LIPPER GROWTH & INCOME FUNDS AVG.          15.61%           18.35%           15.52%

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                  MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                  (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                  SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                  OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES    5.75%                       NONE
 CLASS B SHARES    NONE                        5.00%
 CLASS C SHARES    NONE                        1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER        FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES     EXPENSES
 CLASS A                 0.75%           0.25%          0.76%           1.76%
 CLASS B                 0.75%           0.75%          0.76%           2.26%
 CLASS C                 0.75%           0.75%          0.76%           2,26%

(1)The offering price is the net asset value of the shares purchased plus any sales charge.


*The table is based on expenses incurred in the most recent fiscal year. The actual management fee is expected to be 0.64%, Distribution Fees for Class A shares are expected to be 0.00%, Other expenses are expected to be 0.61% and the total annual Fund operating expenses are expected not to exceed 1.25% for Class A shares and 2.00% for Class B and Class C shares. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

CHASE VISTA CORE EQUITY FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000

o you sell all your shares at the end of the period

o your investment has a 5% return each year, and

o the Fund's operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS A SHARES*     $744     $1097     $1474      $2529
 CLASS B SHARES**    $729     $1006     $1410      $2470***
 CLASS C SHARES**    $329     $ 706     $1210      $2595

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS B SHARES    $229     $706     $1210      $2470***
 CLASS C SHARES    $229     $706     $1210      $2595

  *Assumes sales charge is deducted when shares are purchased.
 **Assumes applicable deferred sales charge is deducted when shares are sold. ***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

CHASE VISTA EQUITY GROWTH FUND

The Fund's objective

The Fund aims to provide capital appreciation. Producing current income is a secondary objective.

The Fund's main investment strategy



The Fund seeks to achieve its objective by investing all of its investable assets in Equity Growth Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Equity Growth Portfolio as well as to the Fund.


The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund seeks capital appreciation by emphasizing the growth sectors of the economy. It looks for companies with one or more of the following characteristics:

o a projected earnings growth rate that's greater than or equal to the equity markets in general

o a return on assets and return on equity equal to or greater than the equity markets

o above market average price-earnings ratios

o below-average dividend yield

o above-average market volatility

o a market capitalization of more than $500 million.

CHASE VISTA EQUITY GROWTH FUND

The Fund focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.


The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. Its equity investments may include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment grade debt securities. When the adviser wishes to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment grade debt securities. There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio.


The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval. [CHASE VISTA LOGO]

[SIDE BAR]
FREQUENCY OF TRADING

The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.
[END SIDE BAR]

The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Equity Growth Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the

CHASE VISTA EQUITY GROWTH FUND

"euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.


The market value of convertible securities and debt securities tends to decline as interest rates increase. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment. [CHASE VISTA LOGO]


[SIDE BAR]
An investment in the Fund
isn't a deposit of The Chase
Manhattan Bank and it isn't
insured or guaranteed by the
Federal Deposit Insurance
Corporation or any other
government agency.
[END SIDE BAR]

The Fund's past performance


The performance results for Class A, Class B and Class C shares of the Fund are based upon the performance of the Equity Growth Portfolio. The Equity Growth Portfolio was formed after the Chase Equity Growth Fund series of Mutual Fund Investment Trust was converted to a master/feeder structure. The performance of Equity Portfolio Growth prior to the date of this prospectus is based upon the performance of the Chase Equity Growth Fund. For each class, the Equity Growth Portfolio's performance has been adjusted to reflect the class's historical expenses (absent waivers and reimbursements) at the Fund's inception. Under this method of calculating performance, the bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index and the S&P Barra Growth Index.


The S&P 500 Index is an unmanaged, broad-based index of 500 companies and is generally considered to represent the U.S. market. The S&P Barra Growth Index includes S&P 500 Index securities that have high price-to-book ratios, low dividend yields and high price/earnings ratios. It's a market-weighted index, which means each stock affects the index in proportion to its market value.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown. [CHASE VISTA LOGO]



YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.


1989         25.04%
1990         -2.14%
1991         31.00%
1992          5.74%
1993          1.79%
1994         -1.59%
1995         25.09%
1996         19.83%
1997         36.51%
1998         40.69%


-------------------      ---------
  BEST QUARTER               27.23%
-------------------      ---------
                      4th quarter, 1998

-------------------      ---------
  WORST QUARTER             -15.70%
-------------------      ---------
                      3rd quarter, 1998

                                         The total return for the Fund from
                                         January 1, 1999 to March 31, 1999 was
                                         8.37%.

CHASE VISTA EQUITY GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1998:

                                       PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
 CLASS A SHARES                             32.60%           21.70%           16.50%
 CLASS B SHARES                             35.19%           22.47%           16.78%
 CLASS C SHARES                             39.19%           22.65%           16.69%
 S&P 500 INDEX                              28.60%           24.05%           19.19%
 LIPPER GROWTH & INCOME FUNDS AVG.          15.61%           18.35%           15.52%

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                  MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                  (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                  SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                  OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES    5.75%                       NONE
 CLASS B SHARES    NONE                        5.00%
 CLASS C SHARES    NONE                        1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER        FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES     EXPENSES
 CLASS A                 0.75%           0.25%          0.69%           1.69%
 CLASS B                 0.75%           0.75%          0.69%           2.19%
 CLASS C                 0.75%           0.75%          0.69%           2.19%

(1)The offering price is the net asset value of the shares purchased plus any sales charge.


*The table is based on expenses incurred in the most recent fiscal year. The actual management fee is expected to be 0.71%, Distribution Fees for Class A shares are expected to be 0.00%, Other expenses are expected to be 0.54% and the total annual Fund operating expenses are expected not to exceed 1.25% for Class A shares and 2.00% for Class B and Class C shares. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

CHASE VISTA EQUITY GROWTH FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000

o you sell all your shares at the end of the period

o your investment has a 5% return each year, and

o the Fund's operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS A SHARES*     $ 737    $ 1077    $ 1440   $2458
 CLASS B SHARES**    $ 722    $  985    $ 1375   $2397***
 CLASS C SHARES**    $ 322    $  685    $ 1175   $2524

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS B SHARES    $ 222     $ 685    $ 1175   $2397***
 CLASS C SHARES    $ 222     $ 685    $ 1175   $2524

  *Assumes sales charge is deducted when shares are purchased.
 **Assumes applicable deferred sales charge is deducted when shares are sold. ***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

CHASE VISTA CAPITAL GROWTH FUND

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in Capital Growth Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Capital Growth Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $5 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

The Funds' advisers do quantitative analysis and fundamental research to seek to identify undervalued stocks which have the potential to increase in value. The advisers first seek to find companies with the best earnings prospects and then select companies which appear to have the most attractive values. The advisers also seek to invest in sectors with good earnings prospects as well.

The advisers may look for value-oriented factors, such as a low price-to-earnings or price-to-cash ratio, in determining whether a stock is undervalued. In addition, they may also attempt to identify those undervalued companies which will experience earnings growth or improved earnings characteristics.

CHASE VISTA CAPITAL GROWTH FUND

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still under- valued. This may include those securities which have appreciated to meet their target valuations.

The Fund may invest up to 20% of it total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval. [CHASE VISTA LOGO]

[SIDE BAR]
FREQUENCY OF TRADING

The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.
[END SIDE BAR]

The Funds' main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Capital Growth Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

[SIDE BAR]
Investments in the Fund are
not bank deposits or
obligations of, or guaranteed
or endorsed by, The Chase
Manhattan Bank are not insured
or guaranteed by the Federal
Deposit Insurance Corporation,
Federal Reserve Board or any
other government agency.
[END SIDE BAR]

CHASE VISTA CAPITAL GROWTH FUND

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Funds' advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally.

[CHASE VISTA LOGO]

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and 10 years. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark, and the Lipper Mid-Cap Funds Average, representing the average performance of a universe of 298 actively managed mid-cap funds.

The calculations assume that all dividends and distributions are reinvested in the Fund. [CHASE VISTA LOGO]


YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.


1989          44.41%
1990          -5.98%
1991          70.74%
1992          12.95%
1993          20.17%
1994          -1.31%
1995          22.24%
1996          24.20%
1997          23.37%
1998           5.54%


-------------------      ---------
  BEST QUARTER               26.78%
-------------------      ---------
                      1st quarter, 1991


-------------------      ---------
  WORST QUARTER             -19.57%
-------------------      ---------
                      3rd quarter, 1998


                                         The total return for the Fund from
                                         January 1, 1999 to March 31, 1999 was
                                         -5.40%.


AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1998:

                             PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
 CLASS A SHARES                   -0.53%         12.95%         19.18%
 CLASS B SHARES                    0.26%         13.48%         19.58%
 CLASS C SHARES                    3.21%         13.53%         19.48%
 RUSSELL 2000 INDEX               -2.55%         11.87%         12.92%
 LIPPER MID-CAP FUNDS AVG.        12.16%         14.87%         15.35%

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

CHASE VISTA CAPITAL GROWTH FUND

Class B shares were first offered on November 4, 1993. Class C shares were first offered on January 2, 1998. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund and the performance for the period before Class C shares were launched is based on the performance of Class A and Class B shares. The actual returns of Class B and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                  MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                  (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                  SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                  OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES    5.75%                       NONE
 CLASS B SHARES    NONE                        5.00%
 CLASS C SHARES    NONE                        1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER        FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES     EXPENSES
 CLASS A                 0.40%           0.25%          0.63%           1.28%
 CLASS B                 0.40%           0.75%          0.63%           1.78%
 CLASS C                 0.40%           0.75%          0.63%           1.78%

(1)The offering price is the net asset value of the shares purchased plus any sales charge.


*The table is based on expenses incurred in the most recent fiscal year. The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000

o you sell all your shares at the end of the period

o your investment has a 5% return each year, and

o the Fund's operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS A SHARES*     $698      $958     $1237      $2031
 CLASS B SHARES**    $681      $860     $1164      $1963***
 CLASS C SHARES**    $281      $560     $ 964      $2095

IF YOU DON'T SELL YOUR SHARES:

                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS B SHARES    $181      $560      $964      $1963***
 CLASS C SHARES    $181      $560      $964      $2095

  *Assumes sales charge is deducted when shares are purchased.
 **Assumes applicable deferred sales charge is deducted when shares are sold. ***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

CHASE VISTA SMALL CAP EQUITY FUND

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy

Under normal conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of companies with market capitalization of $1 billion or less at the time of purchase (small cap companies). Market capitalization is the total market value of a company's shares.

The Funds' advisers do quantitative analysis and fundamental research to seek to identify undervalued stocks which have the potential to increase in value. The advisers first seek to find companies with the best earnings prospects and then select companies which appear to have the most attractive values. The advisers also seek to invest in sec-tors with good earnings prospects as well.

The advisers may look for value-oriented factors, such as a low price-to-earnings or price-to-cash ratio, in determining whether a stock is undervalued. In addition, they may also attempt to identify those undervalued companies which will experience earnings growth or improved earnings characteristics.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still undervalued. This may include those securities which have appreciated to meet their target valuations.

The Fund is currently closed to new investors. You may only buy shares in this Fund through an account established before November 30, 1998. The Fund may modify or eliminate this policy at any time.

The Fund may invest up to 20% of it total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval. [CHASE VISTA LOGO]

[SIDE BAR]
FREQUENCY OF TRADING

The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.
[END SIDE BAR]

CHASE VISTA SMALL CAP EQUITY FUND

The Funds' main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Small Cap Equity Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or

[SIDE BAR]
Investments in the Fund are
not bank deposits or
obligations of, or guaranteed
or endorsed by, The Chase
Manhattan Bank are not insured
or guaranteed by the Federal
Deposit Insurance Corporation,
Federal Reserve Board or any
other government agency.
[END SIDE BAR]
impose exchange controls. These risks increase when investing in issuers located in developing countries.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Funds' advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally. [CHASE VISTA LOGO]

CHASE VISTA SMALL CAP EQUITY FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark, and the Lipper Small Company Growth Funds Average, representing the average performance of a universe of 583 actively managed small company funds.

The calculations assume that all dividends and distributions are reinvested in the Fund. [CHASE VISTA LOGO]


YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.


1995         54.04%
1996         28.80%
1997         17.76%
1998          3.34%


-------------------      ---------
  BEST QUARTER               19.38%
-------------------      ---------
                      4th quarter, 1998

-------------------      ---------
  WORST QUARTER             -21.13%
-------------------      ---------
                      3rd quarter, 1998


                                         The total return for the Fund from
                                         January 1, 1999 to March 31, 1999 was
                                         -10.54%.


AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1998:


                                                               SINCE
                                                               INCEPTION
                                            PAST 1 YEAR        (12/20/94)
 CLASS A SHARES                                  -2.60%         23.76%
 CLASS B SHARES                                  -2.40%         24.49%
 RUSSELL 2000 INDEX                              -2.55%         15.58%
 LIPPER SMALL COMPANY GROWTH FUNDS AVG.          -0.31%         16.97%

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered March 28, 1995. The performance for the period before Class B shares were launched is based on performance for Class A shares of the Fund. The actual returns of Class B shares would have been lower than shown because Class B shares have higher expenses than Class A shares.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                  MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                  (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                  SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                  OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES    5.75%                       NONE
 CLASS B SHARES    NONE                        5.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER        FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES     EXPENSES
 CLASS A                 0.65%           0.25%          0.46%           1.36%
 CLASS B                 0.65%           0.75%          0.68%           2.08%

(1)The offering price is the net asset value of the shares purchased plus any sales charge.


*The table is based on expenses incurred in the most recent fiscal year. The table does not reflect charges or credits which you might incur if you invest through a financial institution.

CHASE VISTA SMALL CAP EQUITY FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000

o you sell all your shares at the end of the period

o your investment has a 5% return each year, and

o the Fund's operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS A SHARES*     $706      $981     $1277      $2116
 CLASS B SHARES**    $711      $952     $1319      $2226***

IF YOU DON'T SELL YOUR SHARES:

                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS B SHARES    $211      $652     $1119      $2226***

  *Assumes sales charge is deducted when shares are purchased.
 **Assumes applicable deferred sales charge is deducted when shares are sold. ***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy

Under normal conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of companies with market capitalization of $1 billion or less at the time of purchase. Market capitalization is the total market value of a company's shares. Companies with market capitalizations of less than $1 billion are considered by the Fund to be small cap companies.

The Fund's advisers do quantitative analysis and fundamental research in an attempt to identify equities with the best combination of value and growth among small capitalization stocks. The advisers may look for value-oriented factors, such as a low price-to-earnings or price-to-cash ratio, in determining whether a stock is undervalued. They may also look at growth-oriented factors, such as projected earnings growth, improved earnings characteristics or risk-adjusted price momentum.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying a stock in order to determine if the stock is still an attractive investment opportunity.

To maintain investment flexibility, the Fund may stop accepting new investors once the Fund's net assets reach approximately $1 billion. If that happens, existing shareholders would still be able to buy additional Fund shares.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND

The Fund may invest up to 20% of its total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval. [CHASE VISTA LOGO]

[SIDE BAR]
FREQUENCY OF TRADING

The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.
[END SIDE BAR]

The Funds' main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Small Cap Opportunities Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to

[SIDE BAR]
Investments in the Fund are
not bank deposits or
obligations of, or guaranteed
or endorsed by, The Chase
Manhattan Bank are not insured
or guaranteed by the Federal
Deposit Insurance Corporation,
Federal Reserve Board or any
other government agency.
[END SIDE BAR]

CHASE VISTA SMALL CAP OPPORTUNITIES FUND

convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Funds' advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally. [CHASE VISTA LOGO]

Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark, and the Lipper Small Company Growth Funds Average, representing the average performance of a universe of 583 actively managed small company funds.

The calculations assume that all dividends and distributions are reinvested in the Fund. [CHASE VISTA LOGO]


YEAR-BY-YEAR RETURNS


Past performance does not predict how
this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.


1998       13.46%


-------------------      ---------
  BEST QUARTER               22.93%
-------------------      ---------
                      4th quarter, 1998

-------------------      ---------
  WORST QUARTER             -18.98%
-------------------      ---------
                      3rd quarter, 1998


                                         The total return for the Fund from
                                         January 1, 1999 to March 31, 1999 was
                                         -7.58%.


AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1998:



                                                               SINCE
                                                               INCEPTION
                                            PAST 1 YEAR        (5/19/97)
 CLASS A SHARES                                   6.94%          24.71%
 CLASS B SHARES                                   7.61%          26.33%
 CLASS C SHARES                                  11.54%          28.40%
 RUSSELL 2000 INDEX                              -2.55%          12.84%
 LIPPER SMALL COMPANY GROWTH FUNDS AVG.          -0.31%          15.36%

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class C shares were first offered on January 8, 1998. The performance for the period before Class C shares were launched is based on the performance for Class B shares of the Fund.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                  MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                  (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                  SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                  OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES    5.75%                       NONE
 CLASS B SHARES    NONE                        5.00%
 CLASS C SHARES    NONE                        1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER        FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES     EXPENSES
 CLASS A                 0.65%           0.25%          0.94%           1.84%
 CLASS B                 0.65%           0.75%          0.94%           2.34%
 CLASS C                 0.65%           0.75%          0.94%           2.34%

(1)The offering price is the net asset value of the shares purchased plus any sales charge.


*The table is based on expenses incurred in the most recent fiscal year. The actual management fee is currently expected to be 0.55%, other expenses are expected to be 0.70% for Class A shares and the total annual Fund operating expenses are expected not to exceed 1.50% for Class A shares, 2.24% for Class B shares and 2.24% for Class C shares. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000

o you sell all your shares at the end of the period

o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS A SHARES*     $751     $1120     $1513      $2609
 CLASS B SHARES**    $737     $1030     $1450      $2552***
 CLASS C SHARES**    $337     $ 730     $1250      $2676

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS B SHARES    $237      $730     $1250      $2552***
 CLASS C SHARES    $237      $730     $1250      $2676

  *Assumes sales charge is deducted when shares are purchased.
 **Assumes applicable deferred sales charge is deducted when shares are sold. ***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.
   The costs above are based on pre-waiver Annual Fund Operating Expenses.

FUNDS' INVESTMENT ADVISER

THE YEAR 2000

The Funds, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning on January 1, 2000. The Funds' advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Funds hold or securities markets generally.

The Chase Manhattan Bank (Chase) is the investment adviser to the Funds. Chase is a wholly owned subsidiary of The Chase Manhattan Corporation (CMC), a bank holding company. Chase provides the Funds with investment advice and supervision. Chase and its predecessors have more than a century of money management experience. Chase is located at 270 Park Avenue, New York, NY 10017

Chase is entitled to receive an annual management fee at the rate of:

o 0.40% of the average daily net assets of the Equity Income Fund, Large Cap Equity Fund, Growth and Income Fund, Focus Fund and Capital Growth fund,

o 0.50% of the average daily net assets of the Balanced Fund and

o 0.65% of the average daily net assets of the Small Cap Equity Fund and Small Cap Opportunities Fund.

Chase Asset Management Inc. (CAM) is the sub-adviser to the Funds. CAM is a wholly-owned subsidiary of Chase. It makes the day-to-day investment decisions for the Funds. CAM provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY 10036.

The portfolio managers

David Klassen, Director, U.S. Funds Management and Equity Research at Chase, is responsible for asset allocation and investment strategy for Chase's domestic equity portfolios. Before joining Chase in 1992, Mr. Klassen was a Vice President and Portfolio Manager at Dean Witter Reynolds, responsible for managing several mutual funds and other accounts.

BALANCED FUND
Greg Adams and Leonard Lovito, Vice Presidents and Senior Portfolio Managers at Chase, are responsible for the management of the Fund's portfolio. Mr. Adams has managed the equity portion of the Fund since its inception in 1993. He joined Chase in 1987 and has been responsible for overseeing the proprietary computer model program used in the U.S. equity selection process.

Mr. Lovito has been responsible for the debt portion of the Fund since July 1998. From 1984 to June 1998, Mr. Lovito was a Vice President and Portfolio Manager at J.W. Seligman & Co., Inc, where he was responsible for managing a number of institutional portfolios and mutual funds. Before that, Mr. Lovito was in the Investment Department at Dime Savings Bank of New York.

EQUITY INCOME FUND
Tony Gleason, a Vice President of Chase, has been responsible for the day-to-day management of the Fund's portfolio since September 1995. Mr. Gleason joined Chase in 1995. Prior to joining Chase, Mr. Gleason spent nine years as a Vice President and Portfolio Manager with Prudential Equity Management.

Bill Ellsworth, Senior Research Analyst and Associate Portfolio Manager at Chase, participates in the management of the Fund. Mr. Ellsworth has been employed by Chase since 1992.

LARGE CAP EQUITY FUND
Mr. Adams has been primarily responsible for the management of the Fund since February 1994.

GROWTH AND INCOME FUND
Mr. Adams and Diane Sobin, a Senior Portfolio Manager at Chase, are responsible for the day-to-day management of the Growth and Income Portfolio. Mr. Adams has been a manager of the Portfolio since March 1995.

Ms. Sobin joined Chase in 1997 and has been a manager of the portfolio since July 1997. Prior to joining Chase, Ms. Sobin was a senior portfolio manager at Oppenheimer Funds Inc., where she managed mutual funds. Prior to 1995, Ms. Sobin was a senior portfolio manager at Dean Witter Discover, where she managed several mutual funds and other accounts.

FOCUS FUND
Mr. Klassen and Mr. Adams have been responsible for management of the Fund since inception.

Mr. Klassen and Mr. Adams work under the direction of Pamela Carlton, Director of Equity research at Chase. Ms. Carlton joined Chase in 1996. For the 14 years prior to joining Chase, she held various positions at Morgan Stanley & Co. Inc., including, most recently, Director of global equity

FUNDS' INVESTMENT ADVISER

research operations, responsible for global coordination of research. From 1994-95, Ms. Carlton was the Co-director of U.S. equity research, where she co-managed sellside research. From 1992-94, she was a principal in the fixed income private placement group responsible for structuring, pricing and selling debt private placements.

CAPITAL GROWTH FUND
Mr. Klassen and Mr. Gleason, have been responsible for the management of the Capital Growth Portfolio since September 1995.

SMALL CAP EQUITY FUND
Jill Greenwald, a Vice President of Chase, and Mr. Klassen have managed the Fund since its inception.

Ms. Greenwald joined Chase in 1993, specializing in small capitalization issues. Before that, she was a Director for Prudential Equity Investors and a Senior Analyst for Fred Alger Management, Inc.

SMALL CAP OPPORTUNITIES FUND
Ms. Greenwald and Ronald Zibelli, a Vice President and Senior Portfolio Manager at Chase, are responsible for the management of the Fund.

Mr. Zibelli joined Chase in June 1996. Most recently, he held a similar position at The Portfolio Group, Inc. for one year. Prior to that, he was Director of Equity Research and Portfolio Manager at Princeton Bank & Trust Company for seven years and began his career at J.P. Morgan Investment Management.

HOW YOUR ACCOUNT WORKS

About sales charges

There's a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

You have a choice of three different kinds of charges. Class A shares have a charge you pay when you invest. Class B shares have a deferred sales charge. You don't pay any charge when you buy the Class B shares, but you may have to pay a charge when you sell them, depending on how long you hold them. Class C shares also have a deferred sales charge you may have to pay if you sell your shares within one year of buying them.

Small Cap Equity Fund, is available in either Class A or Class B shares in this prospectus. The other Funds are available in Class A, Class B or Class C shares in this prospectus.

There are a number of plans and special discounts which can decrease or even eliminate these charges.

This section explains how the three sales charges work.

HOW YOUR ACCOUNT WORKS

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.


                    TOTAL SALES CHARGE
                AS % OF THE
                OFFERING       AS % OF
AMOUNT OF       PRICE          NET AMOUNT
INVESTMENT      PER SHARE      INVESTED
LESS THAN
$100,000             5.75%      6.10%

$100,000
BUT UNDER
$250,000             3.75%      3.90%

$250,000
BUT UNDER
$500,000             2.50%      2.56%

$500,000
BUT UNDER
$1 MILLION           2.00%      2.04%

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It's a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the deferred sales charge gets lower the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.


YEAR      DEFERRED SALES CHARGE
    1      5%
    2      4%
    3      3%
    4      3%
    5      2%
    6      1%
    7      None
    8      None

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It's equal to 1% of the original purchase price or the current value of the shares, whichever is lower. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first.

Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

GENERAL
Vista Fund Distributors Inc. (VFD) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with Chase. Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.75% of the average daily net assets attributed to Class B shares. In addition, each Fund except the Small Cap Equity Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributed to Class C shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the amount you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you don't want to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C shares may be best if you prefer not to pay an initial sales charge and you're not sure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual Fund operating expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you. [CHASE VISTA LOGO]


Buying Fund shares

You can buy shares three ways:

Through your investment representative
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

Through the Chase Vista Funds Service Center
Call 1-800-34-VISTA

HOW YOUR ACCOUNT WORKS

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

Chase Vista Funds Service Center,
P.O. Box 419392
Kansas City, MO 64141-6392


Through a Systematic Investment Plan
You can make regular automatic purchases of at least $100. See There's more on the Systematic Investment Plan later in this document.

Whether you choose Class A, Class B or Class C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the Chase Vista Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The Chase Vista Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The Chase Vista Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the Chase Vista Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

 THE CHASE VISTA FUNDS SERVICE CENTER
 1-800-34-VISTA


MINIMUM INVESTMENTS

                    INITIAL        ADDITIONAL
TYPE OF ACCOUNT     INVESTMENT     INVESTMENTS
  REGULAR
  ACCOUNT           $ 2,500        $ 100
  SYSTEMATIC
  INVESTMENT
  PLAN              $ 1,000        $ 100
  IRAS              $ 1,000        $ 100
  SEP-IRAS          $ 1,000        $ 100
  EDUCATION
  IRAS              $   500        $ 100

Make your check out to Chase Vista Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can't sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you'll be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the Chase Vista

Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.


Selling Fund shares
You can sell your shares three ways:
Through your investment representative
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the Chase Vista Funds Service Center. Your representative might charge you for this service.

Through the Chase Vista Funds Service Center
Call 1-800-34-VISTA. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell $25,000 or more worth of Funds by phone, we'll send it by wire only to a bank account on our records.

We charge $10 for each transaction by wire.
Or
Send a signed letter with your instructions to:

Chase Vista Funds Service Center,
P.O. Box 419392
Kansas City, MO 64141-6392

Through a Systematic
Withdrawal Plan
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

You can sell your shares on any day the Chase Vista Funds Service Center is accepting purchase orders. You'll receive the next NAV calculated after the Chase Vista Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the Chase Vista Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We won't accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You'll need to have signatures guaranteed for all registered owners or their legal representative if:

o you want to sell shares with a net asset value of $100,000 or more

o you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the Chase Vista Funds Service Center for more details.

HOW YOUR ACCOUNT WORKS

Exchanging Fund shares

You can exchange your shares for shares of the same class of certain other Chase Vista Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares three ways:

Through your investment representative
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the Chase Vista Funds Service Center. Your representative might charge you for this service.

Through the Chase Vista Funds Service Center
Call 1-800-34-VISTA to ask for details.

Through a Systematic
Exchange Plan
You can automatically exchange money from one Chase Vista account to another of the same class. Call the Chase Vista Funds Service Center for details.

If you exchange Class B shares of a Fund for Class B shares of another Chase Vista Fund, or Class C for Class C, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You'll need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege. [CHASE VISTA LOGO]


Other information
concerning the Funds

We may close your account if the balance falls below $500 because you've sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We'll give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the Chase Vista Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

The Funds have agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C shares of the Funds held by investors by the shareholder servicing agent.

Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Funds held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A and Class B shares of the Funds and Class C shares of all Funds except the Small Cap Equity Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders. [CHASE VISTA LOGO]


Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Balanced Fund, Equity Income Fund, Large Cap Equity Fund and Growth and Income Fund distribute

HOW YOUR ACCOUNT WORKS

any net investment income at least quarterly. The Focus Fund, Capital Growth Fund, Small Cap Equity Fund and Small Cap Opportunities Fund distribute any net investment income at least semi-annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

o  reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Balanced Fund and Equity Income Fund expect that their distributions will consist primarily of ordinary income. The Growth and Income Fund, Focus Fund, Capital Growth Fund, Small Cap Equity Fund and Small Cap Opportunities Fund expect that their distributions will consist primarily of capital gains.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation. [CHASE VISTA LOGO]

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the Chase Vista Funds Service Center. Call 1-800-34-VISTA for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-34-VISTA for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one Vista account to another on a regular basis. It's a free service.

FREE EXCHANGE PRIVILEGE

You can exchange money between Chase Vista Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B shares or Class C on which you've paid a deferred sales charge, you can use the proceeds to buy Class A shares without a sales charge. You must buy the class A shares within 90 days of selling the Class B or Class C shares.
[CHASE VISTA LOGO]

SHAREHOLDER SERVICES

What the terms mean

COLLATERALIZED MORTGAGE
OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

LIQUIDITY: the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MATURITY: the length of time until the issuer who sold a debt security must pay back the principal amount of the debt.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

VALUE APPROACH: approach which focuses on identifying securities that the advisers believe are undervalued by the market as measured by certain financial formulas. [CHASE VISTA LOGO]

Chase Vista Balanced Fund

The Financial Highlights table is intended to help you understand the Funds' financial performance for each of the past five years. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Class A Share and one Class B Share.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 1998, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.

The financial statements which include the financial information set forth below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                                                        CLASS A
                                             Year         Year         Year         Year          Year
                                            ended        ended        ended        ended         ended
                                         10/31/98     10/31/97     10/31/96     10/31/95      10/31/94
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                      $ 15.41      $ 13.83      $ 12.45      $ 11.09      $ 11.38
------------------------------------     -------      -------      -------      -------      -------
 Income from Investment Operations:
  Net Investment Income                    0.383        0.392        0.353        0.382        0.356
  Net Gains or Losses in Securities
  (both realized and unrealized)           1.016        2.393        1.692        1.517       (0.187)
                                        --------     --------     --------     --------     --------
  Total from Investment Operations         1.399        2.785        2.045        1.899        0.169
 Less Distributions:
  Dividends from
  Net Investment Income                    0.389        0.395        0.345        0.408        0.359
  Distributions from Capital Gains         0.980        0.810        0.320        0.131        0.100
                                        --------     --------     --------     --------     --------
  Total Distributions                      1.369        1.205        0.665        0.539        0.459
------------------------------------    --------     --------     --------     --------     --------
Net Asset Value, End of Period           $ 15.44      $ 15.41      $ 13.83      $ 12.45      $ 11.09
------------------------------------    --------     --------     --------     --------     --------
TOTAL RETURN(1)                             9.60%       21.48%       16.89%       17.70%        1.56%
------------------------------------    --------     --------     --------     --------     --------

FINANCIAL HIGHLIGHTS

                                            Year         Year         Year         Year        Year
                                           ended        ended        ended        ended       ended
                                        10/31/98     10/31/97     10/31/96     10/31/95   10/31/94
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net Assets, End of Period
(in millions)                          $    95      $    93      $    55      $    34      $    22
-----------------------------------    -------      -------      -------      -------      -------
Ratio of Expenses to
Average Net Assets                        1.25%        1.25%        1.25%        1.06%        0.58%
-----------------------------------    -------      -------      -------      -------      -------
Ratio of Net Income
to Average Net Assets                     2.51%        2.91%        2.97%        3.48%        3.21%
-----------------------------------    -------      -------      -------      -------      -------
Ratio of Expenses without waivers
and assumption of expenses to
Average Net Assets                        1.44%        1.52%        1.78%        2.20%        2.20%
-----------------------------------    -------      -------      -------      -------      -------
Ratio of Net Investment Income
without waivers and assumption
of expenses to Average Net Assets         2.32%        2.64%        2.44%        2.34%        1.59%
-----------------------------------    -------      -------      -------      -------      -------
Portfolio Turnover Rate                     94%         136%         149%          68%          77%
-----------------------------------    -------      -------      -------      -------      -------

CLASS B

                                                 Year         Year         Year         Year    11/04/93**
                                                ended        ended        ended        ended       through
                                             10/31/98     10/31/97     10/31/96     10/31/95      10/31/94
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $ 15.21      $ 13.70      $ 12.36      $ 11.03       $ 11.22
----------------------------------------     -------      -------      -------      -------       -------
 Income from Investment Operations:
  Net Investment Income                        0.276        0.319        0.283        0.309         0.345
  Net Gains or Losses in Securities
  (both realized and unrealized)               1.003        2.326        1.656        1.502        (0.117)
                                            --------     --------     --------     --------      --------
  Total from Investment Operations             1.279        2.645        1.939        1.811         0.228
 Less Distributions:
  Dividends from Net Investment Income         0.319        0.325        0.279        0.131         0.318
  Distributions from Capital Gains             0.980        0.810        0.320        0.350         0.100
                                            --------     --------     --------     --------      --------
  Total Distributions                          1.299        1.135        0.599        0.481         0.418
----------------------------------------    --------     --------     --------     --------      --------
Net Asset Value, End of Period               $ 15.19      $ 15.21      $ 13.70      $ 12.36       $ 11.03
----------------------------------------    --------     --------     --------     --------      --------
TOTAL RETURN(1)                                 8.89%       20.55%       16.10%       16.93%         2.17%
----------------------------------------    --------     --------     --------     --------      --------

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net Assets, End of Period
(in millions)                               $     23     $     15     $     10     $      6       $     4
----------------------------------------    --------     --------     --------     --------      --------
Ratio of Expenses to
Average Net Assets                              1.93%        2.04%        2.00%        1.82%         1.50%#
----------------------------------------    --------     --------     --------     --------      --------
Ratio of Net Income to
Average Net Assets                              1.81%        2.26%        2.21%        2.68%         2.46%#
----------------------------------------    --------     --------     --------     --------      --------
Ratio of Expenses without waivers
and assumption of expenses to
Average Net Assets                              1.93%        2.06%        2.29%        2.72%         2.69%#
----------------------------------------    --------     --------     --------     --------      --------
Ratio of Net Investment Income
without waivers and assumption
of expenses to Average Net Assets               1.81%        2.24%        1.92%        1.78%         1.27%#
----------------------------------------    --------     --------     --------     --------      --------
Portfolio Turnover Rate                           94%         136%         149%          68%           77%
----------------------------------------    --------     --------     --------     --------      --------

**Commencement of offering of class of shares.
 #Short periods have been annualized.
 1Total return figures do not include the effect of any sales load.

Chase Vista Equity Income Fund

The Financial Highlights table is intended to help you understand the Funds' financial performance for each of the past five years. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Class A, one Class B Share and one Class C Share.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 1998, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.

The financial statements, which include the financial information set forth below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

CLASS A

                                                 Year         Year         Year         Year          Year
                                                ended        ended        ended        ended         ended
                                             10/31/98     10/31/97     10/31/96     10/31/95      10/31/94
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                         $  19.23      $ 15.98      $ 13.39      $ 12.12       $ 13.84
----------------------------------------    --------      -------      -------      -------       -------
 Income from Investment Operations:
  Net Investment Income                        0.216        0.260        0.348        0.347         0.290
  Net Gains or Losses in Securities
  (both realized and unrealized)               1.067        4.709        3.434        1.698        (0.477)
                                            --------     --------     --------     --------      --------
  Total from Investment Operations             1.283        4.969        3.782        2.045        (0.187)
 Less Distributions:
  Dividends from Net Investment Income         0.267        0.228        0.329        0.366         0.258
  Distributions from Capital Gains             1.176        1.490        0.863        0.410         1.275
                                            --------     --------     --------     --------      --------
  Total Distributions                          1.443        1.718        1.192        0.776         1.533
----------------------------------------    --------     --------     --------     --------      --------
Net Asset Value, End of Period              $  19.07      $ 19.23      $ 15.98      $ 13.39       $ 12.12
----------------------------------------    --------     --------     --------     --------      --------
TOTAL RETURN(1)                                 6.90%       33.66%       29.79%       17.97%        (1.35%)
----------------------------------------    --------     --------     --------     --------      --------

FINANCIAL HIGHLIGHTS

                                                  Year         Year         Year         Year        Year
                                                 ended        ended        ended        ended       ended
                                            10/31/98       10/31/97     10/31/96     10/31/95    10/31/94
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in millions)      $    80      $    47      $    17      $    12      $    11
-----------------------------------------    -------      -------      -------      -------      -------
Ratio of Expenses to
Average Net Assets                              1.46%        1.50%        1.50%        1.50%        1.50%
-----------------------------------------    -------      -------      -------      -------      -------
Ratio of Net Income
to Average Net Assets                           1.20%        1.65%        2.41%        2.81%        2.31%
-----------------------------------------    -------      -------      -------      -------      -------
Ratio of Expenses without waivers
and assumption of expenses to
Average Net Assets                              1.46%        1.70%        2.32%        2.19%        2.02%
-----------------------------------------    -------      -------      -------      -------      -------
Ratio of Net Investment Income
without waivers and assumption
of expenses to Average Net Assets               1.20%        1.45%        1.59%        2.12%        1.79%
-----------------------------------------    -------      -------      -------      -------      -------
Portfolio Turnover Rate                          160%          75%         114%          91%          75%
-----------------------------------------    -------      -------      -------      -------      -------

                                                       CLASS B                   CLASS C
                                          ---------------------------------- -----------
                                                Year       Year      5/7/96*       1/8/98*
                                               ended      ended      through       through
                                            10/31/98   10/31/97     10/31/96      10/31/98
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  19.09    $ 15.92      $ 14.56       $ 18.62
-----------------------------------------   -------    --------      -------       -------
 Income from Investment Operations:
  Net Investment Income                        0.136      0.220        0.134         0.091
  Net Gains or Losses in Securities
  (both realized and unrealized)               1.050      4.615        1.376         0.307
                                            --------   --------     --------      --------
  Total from Investment Operations             1.186      4.835        1.510         0.398
 Less Distributions:
  Dividends from Net Investment Income         0.180      0.175        0.151         0.108
  Distributions from Capital Gains             1.176      1.490          --            --
                                            --------   --------     --------      --------
  Total Distributions                          1.356      1.665        0.151         0.108
-----------------------------------------   --------   --------     --------      --------
Net Asset Value, End of Period              $  18.92    $ 19.09      $ 15.92       $ 18.91
-----------------------------------------   --------   --------     --------      --------
TOTAL RETURN(1)                                 6.42%     32.87%       10.43%         2.13%
-----------------------------------------   --------   --------     --------      --------

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net Assets, End of Period (in millions)     $     26   $     15     $      1       $     4
-----------------------------------------   --------   --------     --------      --------
Ratio of Expenses to
Average Net Assets                              1.96%      2.11%        2.25%#        1.95%#
-----------------------------------------   --------   --------     --------      --------
Ratio of Net Income
to Average Net Assets                           0.70%      1.06%        1.75%#        0.56%#
-----------------------------------------   --------   --------     --------      --------
Ratio of Expenses without waivers
and assumption of expenses to
Average Net Assets                              1.96%      2.13%        2.75%#        1.95%#
-----------------------------------------   --------   --------     --------      --------
Ratio of Net Investment Income
without waivers and assumption
of expenses to Average Net Assets               0.70%      1.04%        1.25%#        0.56%#
-----------------------------------------   --------   --------     --------      --------
Portfolio Turnover Rate                          160%        75%         114%          160%
-----------------------------------------   --------   --------     --------      --------

*Commencement of offering of class of shares.
#Short periods have been annualized.
 1Total return figures do not include the effect of any sales load.

Chase Vista Large Cap Equity Fund*

The Financial Highlights table is intended to help you understand the Funds' financial performance for the periods since shares were first offered. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Class A Share and one Class B Share.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 1998, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.

The financial statements, which include the financial information set forth below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                                                         CLASS A                           CLASS B
                                               Year       Year   5/8/96**         Year       Year    5/7/96**
                                              ended      ended    through        ended      ended     through
                                           10/31/98   10/31/97   10/31/96     10/31/98   10/31/97    10/31/96
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                        $  14.83    $ 13.25    $ 12.06      $ 14.76    $ 13.22    $ 12.06
----------------------------------------   --------   --------   --------     --------   --------   --------
 Income from Investment Operations:
  Net Investment Income                       0.118      0.108      0.050        0.054      0.067      0.050
  Net Gains or Losses In Securities
  (both realized and unrealized)              1.918      3.456      1.209        1.914      3.423      1.187
                                           --------   --------   --------     --------   --------   --------
  Total from Investment Operations            2.036      3.564      1.259        1.968      3.490      1.237
 Less Distributions:
  Dividends from Net Investment Income        0.118      0.094      0.069        0.051      0.061      0.077
  Distributions from Capital Gains            1.658      1.890         --        1.658      1.890         --
                                           --------   --------   --------     --------   --------   --------
  Total Distributions                         1.776      1.984      0.069        1.709      1.951      0.077
----------------------------------------   --------   --------   --------     --------   --------   --------
Net Asset Value, End of Period             $  15.09    $ 14.83    $ 13.25      $ 15.02    $ 14.76    $ 13.22
----------------------------------------   --------   --------   --------     --------   --------   --------
TOTAL RETURN(1)                               15.15%     30.69%     10.84%       14.71%     30.15%      6.66%
----------------------------------------   --------   --------   --------     --------   --------   --------

FINANCIAL HIGHLIGHTS

                                                    CLASS A                                 CLASS B
                                          Year       Year     5/8/96**           Year         Year       5/7/96**
                                         ended      ended      through          ended        ended        through
                                      10/31/98   10/31/97     10/31/96       10/31/98     10/31/97       10/31/96
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
(in millions)                          $    50    $    44     $     8         $    10      $     5      $      1
-------------------------------------  -------    -------     -------         -------      -------      --------
Ratio of Expenses to
Average Net Assets                        0.85%      1.13%       1.38%#          1.35%        1.59%         1.88%#
-------------------------------------  -------    -------     -------         -------      -------      --------
Ratio of Net Income
to Average Net Assets                     0.81%      0.61%       0.84%#          0.31%        0.15%         0.14%#
-------------------------------------  -------    -------     -------         -------      -------      --------
Ratio of Expenses without waivers
and assumption of expenses to
Average Net Assets                        1.35%      1.63%       1.87%#          1.85%        2.09%         2.38%#
-------------------------------------  -------    -------     -------         -------      -------      --------
Ratio of Net Investment Income
without waivers and assumptions
of expenses to Average Net Assets         0.31%      0.11%       0.35%#         (0.19%)      (0.35%)       (0.36%#)
-------------------------------------  -------    -------     -------         -------      -------      --------
Portfolio Turnover Rate                     72%        72%         89%             72%          72%           89%
-------------------------------------  -------    -------     -------         -------      -------      --------

  *Formerly Vista Equity Fund.
 **Commencement of offering of class of shares
  #Short periods have been annualized.
(1)Total returns figures do not include the effect of any sales load.

Chase Vista Growth and Income Fund

The Financial Highlights table is intended to help you understand the Funds' financial performance for each of the past five years. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Class A Share, one Class B Share and one Class C Share.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 1998, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.

The financial statements, which include the financial information set forth below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


CLASS A
                                                 Year         Year         Year         Year          Year
                                                ended        ended        ended        ended         ended
                                             10/31/98     10/31/97     10/31/96     10/31/95      10/31/94
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $  46.21      $ 39.21      $ 34.96      $ 30.26      $ 30.99
----------------------------------------     --------      -------      -------      -------      -------
 Income from Investment Operations:
  Net Investment Income                         0.187        0.347@       0.599        0.614        0.466
  Net Gains or Losses in Securities
  (both realized and unrealized)                3.590       10.180@       5.960        4.710       (0.429)
                                             --------     --------     --------     --------     --------
  Total from Investment Operations              3.777       10.527        6.559        5.324        0.037
                                             --------     --------     --------     --------     --------
 Less Distributions:
  Dividends from Net Investment Income          0.187        0.379        0.549        0.621        0.422
  Distributions from Capital Gains              6.564        3.150        1.762           --        0.345
                                             --------     --------     --------     --------     --------
  Total Distributions                           6.751        3.529        2.311        0.621        0.767
----------------------------------------     --------     --------     --------     --------     --------
Net Asset Value, End of Period               $  43.24      $ 46.21      $ 39.21      $ 34.96      $ 30.26
----------------------------------------     --------     --------     --------     --------     --------
TOTAL RETURN(1)                                  9.09%       28.84%       19.60%       17.79%        0.15%
----------------------------------------     --------     --------     --------     --------     --------

RATIOS/SUPPLEMENTAL DATA
----------------------------------------
Net Assets, End of Period
(in millions)                                $  1,499     $  1,497     $  1,591     $  1,521     $  1,414
----------------------------------------     --------     --------     --------     --------     --------
Ratios of Expenses to
Average Net Assets                               1.25%        1.27%        1.32%        1.43%        1.40%
----------------------------------------     --------     --------     --------     --------     --------
Ratio of Net Income
to Average Net Assets                            0.44%        0.82%        1.46%        1.93%        1.60%
----------------------------------------     --------     --------     --------     --------     --------
Ratio of Expenses without waivers
and assumption of expenses to
Average Net Assets                               1.25%        1.27%        1.32%        1.45%        1.40%
----------------------------------------     --------     --------     --------     --------     --------
Ratio of Net Investment Income
without wivers and assumption
of expenses to Average Net Assets                0.44%        0.82%        1.46%        1.91%        1.60%
----------------------------------------     --------     --------     --------     --------     --------

FINANCIAL HIGHLIGHTS

CLASS B
                                                   Year         Year         Year         Year     11/04/93*
                                                  ended        ended        ended        ended       through
                                               10/31/98     10/31/97     10/31/96     10/31/95      10/31/94
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 45.96     $  39.02      $ 34.81      $ 30.12       $ 30.39
----------------------------------------        -------     --------     --------      -------       -------
 Income From Investment Operations:
  Net Investment Income                          (0.020)       0.132@       0.366        0.463         0.336
  Net Gains or Losses in Securities
  (both realized and unrealized)                  3.540       10.130@       5.984        4.700         0.109
                                                --------    --------     --------     --------       -------
  Total from Investment Operations                3.520       10.262        6.350        5.163         0.445
                                                --------    --------     --------     --------       -------
 Less Distributions:
  Dividends from Net Investment Income               --        0.173        0.379        0.470         0.370
  Distributions from Capital Gains                6.564        3.150        1.762           --         0.345
                                                --------    --------     --------     --------       -------
  Total Distributions                             6.564        3.323        2.141        0.470         0.715
----------------------------------------        --------    --------     --------     --------       -------
Net Asset Value, End of Period                  $ 42.92     $  45.96      $ 39.02      $ 34.81       $ 30.12
----------------------------------------        --------    --------     --------     --------       -------
TOTAL RETURN(1)                                    8.52%       28.20%       19.02%       17.21%         1.55%
----------------------------------------        --------    --------     --------     --------       -------

RATIOS/SUPPLEMENTAL DATA
----------------------------------------
Net Assets, End of Period
(in millions)                                   $   542     $    489     $    370     $    274       $   160
----------------------------------------        --------    --------     --------     --------       -------
Ratios of Expenses to
Average Net Assets                                 1.75%        1.77%        1.81%        1.93%         1.89%#
----------------------------------------        --------    --------     --------     --------       -------
Ratio of Net Income
to Average Net Assets                            ( 0.06%)       0.31%        0.95%        1.38%         1.21%#
----------------------------------------        --------    --------     --------     --------       -------
Ratio of Expenses without waivers
and assumption of expenses to
Average Net Assets                                 1.75%        1.77%        1.81%        1.94%         1.89%#
----------------------------------------        --------    --------     --------     --------       -------
Ratio of Net Investment Income
without wivers and assumption
of expenses to Average Net Assets                ( 0.06%)       0.31%        0.95%        1.37%         1.21%#
----------------------------------------        --------    --------     --------     --------       -------

  *Commencement of offering of class of shares.
  #Short periods have been annualized.
(1)Total return figures do not include the effect of any sales load. @Calculated based upon average shares outstanding.

CLASS C
                                            01/02/98**
                                               through
                                              10/31/98
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------
Net Asset Value, Beginning of Period          $  41.64
----------------------------------------      --------
 Income from Investment Operations:
  Net Investment Income                        ( 0.019)@
  Net Gains or Losses in Securities
  (both realized and unrealized)                 0.677@
                                              --------
  Total from Investment Operations               0.658
                                              --------
 Less Distributions:
  Dividends from Net Investment Income           0.088
  Distributions from Capital Gains               0.080
                                              --------
  Total Distributions                            0.168
----------------------------------------      --------
Net Asset Value, End of Period                $  42.13
----------------------------------------      --------
TOTAL RETURN(1)                                   1.55%
----------------------------------------      --------

RATIOS/SUPPLEMENTAL DATA
----------------------------------------
Net Assets, End of Period
(in millions)                                 $      5
----------------------------------------      --------
Ratios of Expenses to
Average Net Assets                                1.72%#
----------------------------------------      --------
Ratio of Net Income
to Average Net Assets                           ( 0.05%)#
----------------------------------------      --------
Ratio of Expenses without waivers
and assumption of expenses to
Average Net Assets                                1.72%#
----------------------------------------      --------
Ratio of Net Investment Income
without wivers and assumption
of expenses to Average Net Assets               ( 0.05%)#
----------------------------------------      --------

 **Commencement of offering of class of shares.
  #Short periods have been annualized.
(1)Total return figures do not include the effect of any sales load. @Calculated based upon average shares outstanding.

FINANCIAL HIGHLIGHTS

Chase Vista Focus Fund

The Financial Highlights table is intended to help you understand the Funds' financial performance for the periods since shares were first offered. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Class A, one Class B Share, and one Class C Share.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 1998, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.

The financial statements, which include the financial information set forth below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                                            CLASS A        CLASS B        CLASS C
                                           6/30/98*       6/30/98*       6/30/98*
                                            through        through        through
                                           10/31/98       10/31/98       10/31/98
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                        $  10.00        $ 10.00        $ 10.00
----------------------------------------   --------        -------        -------
 Income from Investment Operations:
  Net Investment Income                       0.012         (0.003)        (0.003)
  Net Gains or Losses in Securities
  (both realized and unrealized)             (0.612)        (0.617)        (0.617)
                                           --------        -------        -------
  Total from Investment Operations           (0.600)        (0.620)        (0.620)
                                           --------        -------        -------
 Less Distributions:
  Dividends from Net Investment Income          --             --             --
  Distributions from Capital Gains              --             --             --
                                           --------        -------        -------
  Total Distributions                           --             --             --
----------------------------------------   --------        -------        -------
Net Asset Value, End of Period             $   9.40        $  9.38        $  9.38
----------------------------------------   --------        -------        -------
TOTAL RETURN(1)                               (6.00%)        (6.20%)       ( 6.20%)
----------------------------------------   --------        -------        -------

                                        CLASS A         CLASS B          CLASS C
                                       6/30/98*        6/30/98*         6/30/98*
                                        through         through          through
                                       10/31/98        10/31/98         10/31/98
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net Assets, End of Period
(in millions)                         $     18         $     18         $      4
-----------------------------------   --------         --------         --------
Ratio of Expenses to
Average Net Assets                        1.25%#           1.85%#           1.85%#
-----------------------------------   --------         --------         --------
Ratio of Net Income
to Average Net Assets                     0.48%#          (0.15%)#         (0.14%)#
-----------------------------------   --------         --------         --------
Ratio of Expenses without waivers
and assumption of expenses to
Average Net Assets                        2.05%#           2.54%#           2.55%#
-----------------------------------   --------         --------         --------
Ratio of Net Investment Income
without waivers and assumption
of expenses to Average Net Assets        (0.32%)#         (0.84%)#         (0.84%)#
-----------------------------------   --------         --------         --------
Portfolio Turnover Rate                     33%              33%              33%
-----------------------------------   --------         --------         --------

  *Commencement of operations.
(1)Total return figures do not include the effect of any sales load. #Short periods have been annualized.

FINANCIAL HIGHLIGHTS

Chase Vista Capital Growth Fund

The Financial Highlights table is intended to help you understand the Funds' financial performance for each of the past five years. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Class A Share, one Class B Share and one Class C Share.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 1998, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.

The financial statements, which include the financial information set forth below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

CLASS A

                                                Year            Year          Year         Year         Year
                                               ended           ended         ended        ended        ended
                                            10/31/98        10/31/97      10/31/96     10/31/95     10/31/94
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                          $ 46.76        $  41.60       $ 35.65      $ 32.17      $ 32.01
----------------------------------------     -------        --------       -------      -------      -------
 Income From Investment Operations:
  Net Investment Income                       (0.120)        ( 0.022)@       0.147        0.189        0.099@
  Net Gains or Losses in Securities
  (both realized and unrealized)              (0.520)         10.130@        7.270        4.160        0.719@
                                             -------        --------       -------      -------      -------
  Total from Investment Operations            (0.640)         10.108         7.417        4.349        0.818
 Less Distributions:
  Dividends from Net Investment Income            --           0.144         0.117        0.189        0.027
  Distributions from Capital Gains             4.901           4.800         1.355        0.676        0.631
                                             -------        --------       -------      -------      -------
  Total Distributions                          4.901           4.944         1.472        0.865        0.658
----------------------------------------     -------        --------       -------      -------      -------
Net Asset Value, End of Period               $ 41.22        $  46.76       $ 41.60      $ 35.65      $ 32.17
----------------------------------------     --------       --------       -------      -------      -------
TOTAL RETURN(1)                               ( 1.60)%         26.47%        21.48%       13.89%        2.62%
----------------------------------------     -------        --------       -------      -------      -------

                                           Year           Year          Year         Year         Year
                                          ended          ended         ended        ended        ended
                                       10/31/98       10/31/97      10/31/96     10/31/95     10/31/94
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net Assets, End of Period
(in millions)                           $   728        $   839       $   768      $   748      $   549
-----------------------------------     -------        -------       -------      -------      -------
Ratio of Expenses to
Average Net Assets                         1.27%          1.31%         1.37%        1.51%        1.49%
-----------------------------------     -------        -------       -------      -------      -------
Ratio of Net Income
to Average Net Assets                     (0.24%)        (0.05%)        0.39%        0.54%        0.33%
-----------------------------------     -------        -------       -------      -------      -------
Ratio of Expenses without waivers
and assumption of expenses to
Average Net Assets                         1.27%          1.31%         1.37%        1.53%        1.50%
-----------------------------------     -------        -------       -------      -------      -------
Ratio of Net Investment Income
without waivers and assumption
of expenses to Average Net Assets         (0.24%)        (0.05%)        0.39%        0.52%        0.32%
-----------------------------------     -------        -------       -------      -------      -------

FINANCIAL HIGHLIGHTS


CLASS B
                                                Year            Year           Year          Year       11/4/95*
                                               ended           ended          ended         ended        through
                                            10/31/98        10/31/97       10/31/96      10/31/95       10/31/94
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $ 46.11        $  41.21        $ 35.39       $ 32.03       $ 31.38
----------------------------------------     -------        --------        -------       -------       -------
 Income From Investment Operations:
  Net Investment Income                       (0.290)         (0.236)@       (0.076)        0.044         0.011@
  Net Gains or Losses in Securities
  (both realized and unrealized)              (0.540)         10.010@         7.246         4.100         1.296@
                                             -------        --------        --------      --------      -------
  Total from Investment Operations            (0.830)          9.774          7.170         4.144         1.307
 Less Distributions:
  Dividends from Net Investment Income            --           0.078            --          0.111         0.026
  Distributions from Capital Gains             4.901           4.800          1.355         0.676         0.631
                                             --------       ---------       --------      --------      --------
  Total Distributions                          4.901           4.878          1.355         0.787         0.657
----------------------------------------     --------       ---------       --------      --------      --------
Net Asset Value, End of Period               $ 40.38        $  46.11        $ 41.21       $ 35.39       $ 32.03
----------------------------------------     --------       ---------       --------      --------      --------
TOTAL RETURN(1)                                (2.08)%         25.85%         20.88%        13.34%         4.19%
----------------------------------------     --------       ---------       --------      --------      --------

RATIOS/SUPPLEMENTAL DATA
----------------------------------------
Net Assets, End of Period
(in millions)                                $   405        $    422        $   334       $   260      $    124
----------------------------------------     --------       ---------       --------      --------      --------
Ratio of Expenses to
Average Net Assets                              1.77%           1.81%          1.87%         2.01%         2.00%#
----------------------------------------     --------       ---------       --------      --------      --------
Ratio of Net Income
to Average Net Assets                          (0.74%)         (0.56%)        (0.21%)        0.02%        (0.09%)#
----------------------------------------     --------       ---------       --------      --------      --------
Ratio of Expenses without waivers
and assumption of expenses to
Average Net Assets                              1.77%           1.81%          1.87%         2.02%         2.02%#
----------------------------------------     --------       ---------       --------      --------      --------
Ratio of Net Investment Income
without waivers and assumption
of expenses to Average Net Assets              (0.74%)         (0.56%)        (0.21%)        0.01%        (0.11%)#
----------------------------------------     --------       ---------       --------      --------      --------

  *Commencement of offering of class of shares.
  #Short periods have been annualized.
  @Calculated based upon average shares outstanding.
(1)Total return figures do not include the effect of any sales load.

CLASS C

                                           01/02/98**
                                              through
                                             10/31/98
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------
Net Asset Value,
Beginning of Period                        $  42.81
----------------------------------------   --------
 Income From Investment Operations:
  Net Investment Income                      (0.090)
  Net Gains or Losses in Securities
  (both realized and unrealized)             (2.690)
                                           --------
  Total from Investment Operations           (2.780)
                                           --------
 Less Distributions:
  Dividends from Net Investment Income           --
  Distributions from Capital Gains               --
                                           --------
  Total Distributions                            --
----------------------------------------   --------
Net Asset Value, End of Period             $  40.03
----------------------------------------   --------
TOTAL RETURN(1)                               (6.49)%
----------------------------------------   --------

RATIOS/SUPPLEMENTAL DATA
----------------------------------------
Net Assets, End of Period
(in millions)                              $      4
----------------------------------------   --------
Ratios of Expenses to
Average Net Assets                             1.73%#
----------------------------------------   --------
Ratio of Net Income
to Average Net Assets                        ( 0.59%)#
----------------------------------------   --------
Ratio of Expenses without waivers
and assumption of expenses to
Average Net Assets                             1.73%#
----------------------------------------   --------
Ratio of Net Investment Income
without wivers and assumption
of expenses to Average Net Assets            ( 0.59%)#
----------------------------------------   --------

 **Commencement of offering of class of shares.
  #Short periods have been annualized.
  @Calculated based upon average shares outstanding.
(1)Total return figures do not include the effect of any sales load.

FINANCIAL HIGHLIGHTS

Chase Vista Small Cap Equity Fund

The Financial Highlights table is intended to help you understand the Funds' financial performance for the periods since shares were first offered. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Class A and one Class B Share.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 1998, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.

The financial statements, which include the financial information set forth below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

CLASS A

                                                 Year          Year         Year    12/20/94*
                                                ended         ended        ended      through
                                             10/31/98      10/31/97     10/31/96     10/31/95
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                          $  23.57       $ 19.19      $ 15.07      $ 10.00
----------------------------------------     --------       -------      -------      -------
 Income from Investment Operations:
  Net Investment Income                        (0.114)       (0.051)       0.005        0.060
  Net Gain or Losses in Securities
  (both realized and unrealized)               (2.416)        4.720        4.328        5.056
                                             --------       -------     --------     --------
 Total from Investment Operations              (2.530)        4.669        4.333        5.116
 Less Distributions:
  Dividends from Net Investment Income             --            --        0.033        0.042
  Distributions from Capital Gains              0.640         0.290        0.180        0.004
                                             ---------      -------     --------     --------
  Total Distributions                           0.640         0.290        0.213        0.046
----------------------------------------     ---------      -------     --------     --------
Net Asset Value, End of Period               $  20.40       $ 23.57      $ 19.19      $ 15.07
----------------------------------------     ---------      -------     --------     --------
TOTAL RETURN(1)                                (10.93%)       24.61%       29.06%       51.25%
----------------------------------------     ---------      -------     --------     --------

                                                 Year           Year          Year       12/20/94*
                                                ended          ended         ended         through
                                             10/31/98       10/31/97      10/31/96        10/31/95
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (in millions)       $   133        $   174       $   145       $     44
-----------------------------------------     -------        -------       -------       --------
Ratio of Expenses to
Average Net Assets                               1.38%          1.45%         1.50%          1.51%#
-----------------------------------------     -------        -------       -------       --------
Ratio of Net Income
to Average Net Assets                           (0.43%)        (0.23%)        0.03%          0.52%#
-----------------------------------------     -------        -------       -------       --------
Ratio of Expenses without waivers
and assumption of expenses to
Average Net Assets                               1.38%          1.45%         1.52%          2.67%#
-----------------------------------------     -------        -------       -------       --------
Ratio of Net Investment Income
without waivers and assumption
of expenses to Average Net Assets               (0.43%)        (0.23%)        0.01%         (0.64%)#
-----------------------------------------     -------        -------       -------       --------
Portfolio Turnover Rate                            74%            55%           78%            75%
-----------------------------------------     -------        -------       -------       --------

FINANCIAL HIGHLIGHTS

CLASS B

                                                  Year           Year           Year          3/28/95
                                                 ended          ended          ended          through
                                              10/31/98       10/31/97       10/31/96         10/31/95
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                           $  23.19        $ 19.00        $ 15.01        $  11.39
-----------------------------------------     --------        -------        -------        --------
 Income from Investment Operations:
  Net Investment Income                         (0.305)        (0.270)        (0.074)         (0.018)
  Net Gain or Losses in Securities
  (both realized and unrealized)                (2.335)         4.754          4.248           3.669
                                              --------        --------       --------       ---------
  Total from Investment Operations              (2.640)         4.484          4.174           3.651
 Less Distributions:
  Dividends from Net Investment Income              --             --             --           0.027
  Distributions from Capital Gains                0.640         0.290          0.180           0.004
                                              ---------       --------       --------       ---------
  Total Distributions                             0.640         0.290          0.180           0.031
-----------------------------------------     ---------       --------       --------       ---------
Net Asset Value, End of Period                $  19.91        $ 23.19        $ 19.00        $  15.01
-----------------------------------------     ---------       --------       --------       ---------
TOTAL RETURN(1)                                 (11.60%)        23.84%         28.04%          32.09%
-----------------------------------------     ---------       --------       --------       ---------

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------
Net Assets, End of Period (in millions)       $     80        $   100        $    73        $     22
-----------------------------------------     ---------       --------       --------       ---------
Ratio of Expenses to
Average Net Assets                                2.10%          2.16%          2.22%           2.24%#
-----------------------------------------     ---------       --------       --------       ---------
Ratio of Net Income
to Average Net Assets                            (1.15%)        (0.94%)        (0.68%)         (0.25%)#
-----------------------------------------     ---------       --------       --------       ---------
Ratio of Expenses without waivers
and assumption of expenses to
Average Net Assets                                2.10%          2.16%          2.25%           3.23%#
-----------------------------------------     ---------       --------       --------       ---------
Ratio of Net Investment Income
without waivers and assumption
of expenses to Average Net Assets                (1.15%)        (0.94%)        (0.71)%         (1.24%)#
-----------------------------------------     ---------       --------       --------       ---------
Portfolio Turnover Rate                             74%            55%            78%             75%
-----------------------------------------     ---------       --------       --------       ---------

  *Commencement of operations.
 **Commencement of offering of class of shares.
  #Short periods have been annualized.
(1)Total return figures do not include the effect of any sales load.

Chase Vista Small Cap Opportunities Fund

The Financial Highlights table is intended to help you understand the Funds' financial performance for the periods since shares were first offered. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Class A, one Class B Share and one Class C Share.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 1998, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.

The financial statements, which include the financial information set forth below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                                   CLASS A                 CLASS B           CLASS C
                                               Year   5/19/97*          Year   5/19/97*     1/7/98**
                                              ended    through         ended    through      through
                                           10/31/98   10/31/97      10/31/98   10/31/97     10/31/98
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $ 13.85     $ 10.00      $ 13.81     $ 10.00      $ 13.17
----------------------------------------   -------     -------      -------     -------      -------
 Income From Investment Operations:
  Net Investment Income                     (0.093)     (0.041)      (0.170)     (0.057)      (0.084)
  Net Gains or Losses in Securities
  (both realized and unrealized)            (0.967)      3.891       (0.970)      3.867       (0.426)
                                           -------     --------     -------     --------     -------
  Total from Investment Operations          (1.060)      3.850       (1.140)      3.810       (0.510)
 Less Distributions:
  Dividends from Net Investment Income          --          --          --           --           --
  Distributions from Capital Gains              --          --          --           --           --
                                           -------     --------     -------     -------      -------
  Total Distributions                           --          --          --           --           --
----------------------------------------   -------     --------     -------     -------      -------
Net Asset Value, End of Period             $ 12.79     $ 13.85      $ 12.67     $ 13.81      $ 12.66
----------------------------------------   -------     --------     -------     -------      -------
TOTAL RETURN(1)                              (7.65%)     38.50%       (8.25%)     38.10%       (3.87%)
----------------------------------------   -------     --------     -------     -------      -------

FINANCIAL HIGHLIGHTS


                                              CLASS A                     CLASS B               CLASS C
                                         Year       5/19/97*          Year       5/19/97*        1/7/98**
                                        ended        through         ended        through         through
                                     10/31/98       10/31/97      10/31/98       10/31/97        10/31/98
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period
(in millions)                         $    62      $     43        $    57      $     38        $      5
-----------------------------------   -------      --------        -------      --------        --------
Ratio of Expenses to
Average Net Assets                       1.50%         1.49%#         2.24%         2.24%#          2.24%#
-----------------------------------   -------      --------        -------      --------        --------
Ratio of Net Income
to Average Net Assets                   (0.91%)       (1.16%)#       (1.65%)       (1.93%)#        (1.55%)#
-----------------------------------   -------      --------        -------      --------        --------
Ratio of Expenses without waivers
and assumption of expenses to
Average Net Assets                       1.83%         2.38%#         2.33%         2.88%#          2.29%#
-----------------------------------   -------      --------        -------      --------        --------
Ratio of Net Investment Income
without waivers and assumption
of expenses to Average Net Assets       (1.24%)       (2.05%)#       (1.74%)       (2.57%)#        (1.60%)#
-----------------------------------   -------      --------        -------      --------        --------
Portfolio Turnover Rate                    68%            7%            68%            7%             68%
-----------------------------------   -------      --------        -------      --------        --------

  *Commencement of operations.
 **Commencement of offering of class of shares.
  #Short periods have been annualized.
(1)Total return figures do not include the effect of any sales load.

HOW TO REACH US

More information

You'll find more information about the Funds in the following documents:
ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-34-VISTA or writing to:

Chase Vista Fund Service Center
P.O. Box 419392
Kansas City, MO 64141-6392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-6009.
1-800-SEC-0330

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.


The Fund's Investment Company Act File No. is 811-5151

Chase Vista Funds
Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

[CHASE VISTA FUNDS LOGO]





                                                                   STATEMENT OF
                                                         ADDITIONAL INFORMATION
                                                              February 26, 1999
                                 BALANCED FUND
                                   BOND FUND
                              CAPITAL GROWTH FUND
                                CORE EQUITY FUND
                               EQUITY GROWTH FUND
                               EQUITY INCOME FUND
                                  FOCUS FUND
                            GROWTH AND INCOME FUND
                             LARGE CAP EQUITY FUND
                              SHORT TERM BOND FUND
                             SMALL CAP EQUITY FUND
                          SMALL CAP OPPORTUNITIES FUND
                             STRATEGIC INCOME FUND
                        U.S. GOVERNMENT SECURITIES FUND
                           U.S. TREASURY INCOME FUND


       One Chase Manhattan Plaza, Third Floor, New York, New York 10081



     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses offering shares of U.S. Government Securities Fund, U.S. Treasury Income Fund, Bond Fund, Short-Term Bond Fund and Strategic Income Fund (collectively, the "Income Funds"), and Balanced Fund, Core Equity Fund, Equity Growth Fund, Equity Income Fund, Focus Fund, Growth and Income Fund, Capital Growth Fund, Large Cap Equity Fund, Small Cap Equity Fund and Small Cap Opportunities Fund (collectively, the "Equity Funds"). Any references to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting Vista Fund Distributors, Inc. ("VFD"), the Funds' distributor (the "Distributor"), at the above-listed address.


This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

For more information about your account, simply call or write the Chase Vista Funds Service Center at:

1-800-34-VISTA
Chase Vista Funds Service Center
P.O. Box 419392
Kansas City, MO 64141



                                                                         MFG-SAI


Table of Contents                                                         Page
--------------------------------------------------------------------------------
The Funds ............................................................     3
Investment Policies and Restrictions .................................     3
Performance Information ..............................................    25
Determination of Net Asset Value .....................................    35
Purchases, Redemptions and Exchanges .................................    35
Distributions; Tax Matters ...........................................    40
Management of the Trust and the Funds or Portfolios ..................    45
Independent Accountants ..............................................    62
Certain Regulatory Matters ...........................................    62
General Information ..................................................    63
Appendix A--Description of Certain Obligations Issued or Guaranteed by
 U.S. Government Agencies or Instrumentalities .......................    A-1
Appendix B--Description of Ratings ...................................    B-1

                                   THE FUNDS


     Mutual Fund Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of 21 separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."

     The Growth and Income Fund and Capital Growth Fund converted to a master fund/feeder fund structure in December 1993. The Core Equity Fund and Equity Growth Fund were formed with a master fund/ feeder fund structure. Under this structure, each of these Funds seeks to achieve its investment objective by investing all of its investable assets in an open-end management investment company which has the same investment objective as that Fund. The Growth and Income Fund invests in the Growth and Income Portfolio, the Capital Growth Fund invests in the Capital Growth Portfolio (collectively the "Portfolios"). Each of Portfolios is a New York trust with its principal office in New York. Immediately prior to the inception of each of the Core Equity Fund and Equity Growth Fund, the Chase Core Equity Fund and Chase Equity Growth Fund series of Mutual Fund Investment Trust, another open-end management investment company, were converted to a master/feeder structure and the Core Equity Portfolio and Equity Growth Portfolio were formed. The Core Equity Fund invests in the Core Equity Portfolio and Equity Growth Fund invests in the Equity Growth Portfolio. Certain qualified investors, in addition to a Fund, may invest in a Portfolio. For purposes of this Statement of Additional Information, any information or references to any or all of the Portfolios refer to the operations and activities after implementation of the master fund/feeder fund structure.


     On May 3, 1996, The Hanover Large Cap Equity Fund merged into the Institutional Shares of Large Cap Equity Fund, The Hanover Short-Term Bond Fund merged into the Class A shares of Short-Term Bond Fund, Investor Shares of The Hanover Small Cap Equity Fund merged into the Class A shares of Small Cap Equity Fund, CBC Benefit Shares of The Hanover Small Cap Equity Fund merged into the Institutional Shares of Small Cap Equity Fund and The Hanover U.S. Government Securities Fund merged into the Institutional Shares of U.S. Government Securities Fund. The foregoing mergers are referred to herein as the "Hanover Reorganization."

     Effective as of May 6, 1996, U.S. Government Income Fund changed its name to U.S. Treasury Income Fund and Equity Fund changed its name to Large Cap Equity Fund.


     The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. In the case of the Portfolios, separate Boards of Trustees provide broad supervision. The Chase Manhattan Bank ("Chase") is the investment adviser for the Funds (other than the Growth and Income Fund, Capital Growth Fund, Core Equity Fund and Equity Growth Fund, which do not have their own advisers) and the four Portfolios. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds, and is the administrator of the Portfolios. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers. Similarly, a majority of the Trustees of the Portfolios are not affiliated with the investment adviser or sub-advisers.



                     INVESTMENT POLICIES AND RESTRICTIONS

                              Investment Policies

     The Prospectuses set forth the various investment policies of each Fund and Portfolio. The following information supplements and should be read in conjunction with the related sections of each Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

     U.S. Government Securities. All the Funds and Portfolios may invest in U.S. Government Securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less),

U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to:
Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix A.


     In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund or Portfolio were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund and Portfolio investing in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.


     Bank Obligations. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.


     Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund or Portfolio cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     The dependence on the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

     Foreign Securities. For purposes of a Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its assets situated in such country.

     Depositary Receipts. The Equity Funds and Portfolios may invest their assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Funds and Portfolios treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies.

     Supranational Obligations. The Balanced Fund, the Equity Income Fund, the Growth and Income Portfolio and the Strategic Income Fund may invest in supranational obligations. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and, the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions. Obligations of supranational agencies are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

     Money Market Instruments. Each Fund and Portfolio may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

     Corporate Reorganizations. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or, fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund or Portfolio and increase its brokerage and other transaction expenses.


     Warrants and Rights. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


     Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.


     Preferred Stock. Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.


     Investment Grade Debt Securities. The Fixed Income Funds, the Equity Income Fund and the Growth and Income Portfolio may invest in investment grade debt securities. Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality.


     Repurchase Agreements. All the Funds and Portfolios may enter into repurchase agreements. A Fund or Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund or Portfolio is permitted to invest. Under the terms of a typical repurchase agreement, a Fund or Portfolio would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund or Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's or Portfolio's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund or Portfolio will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or Portfolio or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund or Portfolio, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund or Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund or Portfolio. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' and Portfolios' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.


     Forward Commitments. All the Funds and Portfolios may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's or Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund or Portfolio consisting of cash or liquid securities equal to the amount of such Fund's or Portfolio's commitments securities will be established at such Fund's or Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund or Portfolio.


     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's or Portfolio's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund or Portfolio will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's or Portfolio's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund or Portfolio from recovering the collateral or completing the transaction.


     To the extent a Fund or Portfolio engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

     Floating and Variable Rate Securities; Participation Certificates. The Fixed Income Funds may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Funds may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

     The securities in which certain Funds and Portfolios may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund or Portfolio an undivided interest in the security in the proportion that the Fund's or Portfolio's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund or Portfolio.

     A Fund or Portfolio may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's or Portfolio's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund or Portfolio. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund or Portfolio will attempt to have the issuer of the participation certificate bear the cost of any such insurance, although the Funds and Portfolios retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund or Portfolio to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's or Portfolio's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

     The advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds and Portfolios, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds and Portfolios may subscribe. Although these instruments may be sold by a Fund or Portfolio, it is intended that they be held until maturity.

     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's or Portfolio's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

     The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund or Portfolio is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment.

     Inverse Floaters and Interest Rate Caps. The Balanced Fund, the U.S. Government Securities Fund, the Bond Fund, the Short-Term Bond Fund and the Strategic Income Fund may invest in inverse float-ers and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rates changes than that of a fixed-rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

     Borrowings. Each Fund and Portfolio may borrow money from banks for temporary or short-term purposes. But, none of the Funds or Portfolios, except for the Strategic Income Fund, may borrow money to buy additional securities, which is known as "leveraging."

     Reverse Repurchase Agreements. Each Fund and Portfolio may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund or Portfolio with an agreement to repurchase the securities at an agreed upon price and date. Each Fund and Portfolio may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund or Portfolio enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund or Portfolio would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund or Portfolio is obliged to purchase the securities.

     Other Investment Companies. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, each Fund and Portfolio, except the U.S. Treasury Fund, may invest up to 10% of their total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

     Zero Coupon, Payment-in-Kind and Stripped Obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer.

     Each Fund and Portfolio, except for the Focus Fund, may invest in stripped obligations. However, whereas the Balanced Fund, the U.S. Government Securities Fund, the Bond Fund, the Short-Term Bond Fund and the Strategic Income Fund can invest in all stripped obligations, the U.S. Treasury Income Fund, the Small Cap Opportunities Fund, the Small Cap Equity Fund, the Large Cap Equity Fund, the Equity Income Fund, the Growth and Income Portfolio and the Capital Growth Portfolio may invest up to 20% of their total assets in stripped obligations only where the underlying obligations are backed by the full faith and credit of the U.S. Government.

     The Balanced Fund, the Bond Fund, the Short-Term Bond Fund, the U.S. Government Securities Fund, the U.S. Treasury Income Fund and the Strategic Income Fund may invest in zero coupon securities issued by governmental and private issuers. Zero coupon securities are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. When zero coupon obligations are held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluc-tuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. As with STRIPS, the risk is greater when the period to maturity is longer. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments by a Fund or Portfolio in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

     Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

     The Balanced Fund, the Bond Fund, the Short-Term Bond Fund, the U.S. Government Securities Fund and the Strategic Income Fund may invest in payment-in-kind obligations. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund or Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's or Portfolio's distribution obligations.

     Illiquid Securities. For purposes of its limitation on investments in illiquid securities, each Fund and Portfolio may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund or Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

     One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' and Portfolios' purchases and sales of Rule 144A securities and Section 4(2) paper.

     Convertible Securities. The Strategic Income Fund and all the Equity Funds and Portfolios, except for the Focus Fund, may invest in convertible securities, which are securities generally offering fixed interest or dividend yields that may be converted either at a stated price or stated rate for common or preferred stock.

     Stand-By Commitments. Each Fund and Portfolio may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund or Portfolio acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund or Portfolio to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund or Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

     Securities Loans. To the extent specified in its Prospectus, each Fund and Portfolio is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's or Portfolio's total assets. In connection with such loans, a Fund or Portfolio will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund or Portfolio can increase its income through the investment of such collateral. A Fund or Portfolio continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund or Portfolio on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund or Portfolio might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund or Portfolio. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

     Real Estate Investment Trusts. The Equity Income Fund and the Growth and Income Portfolio may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.


     Diversified Funds. The following Funds are classified as "diversified" under federal securities law: the Bond Fund, the Short-Term Bond Fund, the U.S. Government Securities Fund, the Balanced Fund, the Equity Income Fund, the Large Cap Equity Fund, the Core Equity Fund, the Equity Growth Fund and the Strategic Income Fund.

     Unique Characteristics of Master/Feeder Fund Structure. Unlike other mutual funds which directly acquire and manage their own portfolio securities, each Fund is permitted to invest all of its investable assets in a separate registered investment company (a "Master Portfolio"). The Capital Growth Fund, Growth and Income Fund, Core Equity Fund and Equity Growth Fund utilize this structure. In that event, a shareholder's interest in a Fund's underlying investment securities would be indirect. In addition to selling a beneficial interest to a Fund, a Master Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Master Portfolio on the same terms and conditions and would pay a proportionate share of such Master Portfolio's expenses. However, other investors in a Master Portfolio would not be required to sell their shares at the same public offering price as the Fund, and might bear different levels of ongoing expenses than the Fund. Shareholders of the Funds should be aware that these differences would result in differences in returns experienced in the different funds that invest in a Master Portfolio. Such differences in return are also present in other mutual fund structures.

     Smaller funds investing in a Master Portfolio could be materially affected by the actions of larger funds investing in the Master Portfolio. For example, if a large fund were to withdraw from a Master Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Master Portfolio could become less diverse, resulting in increased portfolio risk. However, the possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in a Master Portfolio could have effective voting control of such Master Portfolio. Under this master/feeder investment approach, whenever the Trust was requested to vote on matters pertaining to a Master Portfolio, the Trust would hold a meeting of shareholders of the relevant Fund and would cast all of its votes in the same proportion as did the Fund's shareholders. Shares of the Fund for which no voting instructions had been received would be voted in the same proportion as those shares for which voting instructions had been received. Certain changes in a Master Portfolio's objective, policies or restrictions might require the Trust to withdraw the Fund's interest in such Master Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Master Portfolio). The Funds could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the Funds.

     State securities regulations generally would not permit the same individuals who are disinterested Trustees of the Trust to be Trustees of a Master Portfolio absent the adoption of procedures by a majority of the disinterested Trustees of the Trust reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Funds will not adopt a master/feeder structure under which the disinterested Trustees of the Trust are Trustees of the Master Portfolio unless the Trustees of the Trust, including a majority of the disinterested Trustees, adopt procedures they believe to be reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.


     If a Fund invests all of its investable assets in a Master Portfolio, investors in the Fund will be able to obtain information about whether investment in the Master Portfolio might be available through other funds by contacting the Fund at 1-800-622-4273. In the event a Funds adopt a master/feeder structure and invests all of its investable assets in a Master Portfolio, shareholders of the Fund will be given at least 30 days' prior written notice.


       Additional Policies Regarding Derivative and Related Transactions

     Introduction. As explained more fully below, the Funds and Portfolios may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

     Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: first, to reduce risk by hedging (offsetting) an investment position; second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives; and lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund or Portfolio.

     Each Fund and Portfolio may invest its assets in derivative and related instruments subject only to the Fund's or Portfolio's investment objective and policies and the requirement that the Fund or Portfolio maintain segregated accounts consisting of cash or other liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund or Portfolio.

     The value of some derivative or similar instruments in which the Funds or Portfolios may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds and Portfolios--the ability of a Fund or Portfolio to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecast such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, a Fund or Portfolio could be exposed to the risk of a loss. The Funds and Portfolios might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

     Set forth below is an explanation of the various derivatives strategies and related instruments the Funds or Portfolios may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

     Risk Factors. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments, and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which a Fund or Portfolio may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund or Portfolio to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund or Portfolio to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund or Portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund or Portfolio may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. The Funds are not required to use any hedging strategies, and strategies not involving hedging involve leverage and may increase the risk to a Fund or Portfolio. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund or Portfolio than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund or Portfolio seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund or Portfolio may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

     Specific Uses and Strategies. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund or Portfolio.

     Options on Securities, Securities Indexes and Debt Instruments. A Fund or Portfolio may PURCHASE, SELL or EXERCISE call and put options on (i) securities, (ii) securities indexes, and (iii) debt instruments. Specifically, each Fund and Portfolio may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments) and (ii) enter into swaps, futures contracts and options on futures contracts. Each Fund and Portfolio, except for the Focus Fund, may also (i) employ forward currency contracts and (ii) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments. In addition, the Fixed Income Funds and the Balanced Fund may employ interest rate contracts. Only the Fixed Income Funds may purchase and sell mortgage-backed and asset-backed securities as well.

     Although in most cases these options will be exchange-traded, the Funds and Portfolios may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

     One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund or Portfolio may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund or Portfolio may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund or Portfolio may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

     In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund or Portfolio writing a covered call (i.e., where the underlying securities are held by the Fund or Portfolio) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

     If a put or call option purchased by a Fund or Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund or Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund or Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund or Portfolio may be unable to close out a position.

     Futures Contracts and Options on Futures Contracts. A Fund or Portfolio may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

     The futures contracts and futures options may be based on various instruments or indices in which the Funds and Portfolios may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

     Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund or Portfolio may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund or Portfolio intends to acquire an instrument or enter into a position. For example, a Fund or Portfolio may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

     When writing or purchasing options, the Funds and Portfolios may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds and Portfolios may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

     Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds and Portfolios will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

     Forward Contracts. A Fund and Portfolio may use foreign currency and interest-rate forward contracts for various purposes as described below.

     Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Fund or Portfolio that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund or Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund or Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund or Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

     A Fund or Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's or Portfolio' investments or anticipated investments in securities denominated in foreign currencies. A Fund or Portfolio may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     A Fund or Portfolio may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

     Interest Rate and Currency Transactions. A Fund or Portfolio may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's or Portfolio's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund or Portfolio is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

     The Funds and Portfolios will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund or Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund or Portfolio is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's or Portfolio's risk of loss consists of the net amount of interest or currency payments that the Fund or Portfolio is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds and Portfolios expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.


     A Fund or Portfolio may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.


     A Fund or Portfolio may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund or Portfolio. In addition, a Fund or Portfolio may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund or Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund or Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's or Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund or Portfolio to certain risks.


     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund or Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's or Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's or Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's or Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's or Portfolio's assets that are the subject of such cross-hedges are denominated.


     A Fund or Portfolio may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund or Portfolio will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund or Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.


     Mortgage-Related Securities. A Fund or Portfolio may purchase mortgage-backed securities--i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

     The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security. In addition, as with callable fixed-income securities generally, if the Fund or Portfolio purchased the securities at a premium, sustained early repayment would limit the value of the premium.

     A Fund or Portfolio may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole residential or commercial mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, or U.S. Government-related entities, and their income streams.

     CMOs are structured into multiple classes, each bearing a different expected average life and/or stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.



     REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. Government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.


     The Balanced Fund, the U.S. Government Securities Fund, the Bond Fund, the Short-Term Bond Fund and the Strategic Income Fund may also invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. In addition, stripped mortgage securities may be illiquid.


     The advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Fund or Portfolio may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Funds and Portfolios may consider making investments in such new types of mortgage-related securities.


     Dollar Rolls. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund or Portfolio if the other party should default on its obligation and the Fund or Portfolio is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     Asset-Backed Securities. A Fund or Portfolio may invest in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables. These securities also include conditional sales contracts, equipment lease certificates and equipment trust certificates. The advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile Receivables(SM)" or "CARS(SM)" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Fund or Portfolio also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.

     Structured Products. A Fund or Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund or Portfolio may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

     A Fund or Portfolio may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remar-keting agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund or Portfolio invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund or Portfolio may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund or Portfolio may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's or Portfolio's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's or Portfolio' fundamental investment limitation related to borrowing and leverage.



     Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund or Portfolio invests may be deemed illiquid and subject to its limitation on illiquid investments.


     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.


     Additional Restrictions on the Use of Futures and Option Contracts. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.


     When a Fund or Portfolio purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's or Portfolio's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.


                            Investment Restrictions


     The Funds and Portfolios have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund or Portfolio which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund or total beneficial interests of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund or total beneficial interests of a Portfolio are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of a Fund or total beneficial interests of a Portfolio. Except as otherwise indicated herein, the Fund or Portfolio is not subject to any percentage limits with respect to the practices described below.

     Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of shareholders of the Fund that invests in such Portfolio and will cast its votes as instructed by the shareholders of such Fund.

     Except for the investment objectives of the Balanced Fund, the Large Cap Equity Fund, the Short-Term Bond Fund, the U.S. Government Securities Fund and the U.S. Treasury Income Fund, as well as the investment policies designated as fundamental herein, the Funds' investment policies are not fundamental. In the event of a change in a Fund's investment objective where the investment objective is not fundamental, shareholders will be given at least 30 days' written notice prior to such a change.


     With respect to the Core Equity Fund, the Equity Growth Fund, the Growth and Income Fund and the Capital Growth Fund, it is a fundamental policy of each Fund that when the Fund holds no portfolio securities except interests in the Portfolio in which it invests, the Fund's investment objective and policies shall be identical to the Portfolio's investment objective and policies, except for the following: a Fund (1) may invest more than 10% of its net assets in the securities of a registered investment company, (2) may hold more than 10% of the voting securities of a registered investment company, and (3) will concentrate its investments in the investment company. It is a fundamental investment policy of each such Fund that when the Fund holds only portfolio securities other than interests in the Portfolio, the Fund's investment objective and policies shall be identical to the investment objective and policies of the Portfolio at the time the assets of the Fund were withdrawn from the Portfolio.


     Each Fund and Portfolio may not:

          (1) borrow money, except that each Fund and Portfolio may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Each Fund and Portfolio other than the Strategic Income Fund may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's or Portfolio's total assets for each Fund or Portfolio other than the Strategic Income Fund, must be repaid before the Fund or Portfolio may make additional investments;

          (2) make loans, except that each Fund and Portfolio may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

          (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's or Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's or Portfolio's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

          (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund or Portfolio from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

          (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund or Portfolio from investing insecurities or other instru-ments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund or Portfolio in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

          (6) issue any senior security (as defined in the 1940 Act), except that (a) a Fund or Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund or Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund or Portfolio may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

          (7) underwrite securities issued by other persons except insofar as a Fund or Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships.

     For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund or Portfolio in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     In addition, each Fund and Portfolio is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

          (1) Each Fund other than the Capital Growth Fund, Focus Fund, Growth and Income Fund, Small Cap Opportunities Fund, Small Cap Equity Fund and U.S. Treasury Income Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities); Each Portfolio and each of the Capital Growth Fund, Focus Fund, Growth and Income Fund, Small Cap Opportunities Fund, Small Cap Equity Fund and U.S. Treasury Income Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

          (2) Each Fund and Portfolio may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund or Portfolio. No Fund or Portfolio has the current intention of making short sales against the box.

          (3) Each Fund and Portfolio may not purchase or sell interests in oil, gas or mineral leases.

          (4) Each Fund and Portfolio may not invest more than 15% of its net assets in illiquid securities.

          (5) Each Fund and Portfolio may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's or Portfolio's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

          (6) Except as specified above, each Fund and Portfolio may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

          For purposes of the Funds' and Portfolios' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

          In order to permit the sale of its shares in certain states and foreign countries, a Fund or Portfolio may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund or Portfolio determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund and Portfolio will not: (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by the Fund to exceed 10% of the value of the Fund's total assets, (ii) invest more than 10% of its total assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by The Chase Manhattan Bank, (iv) invest more than 10% of its total assets in the securities of other investment companies, except as they might be acquired as part of a merger, consolidation or acquisition of assets, (v) invest more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (vi) grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vii) sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the adviser, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

          A Mauritius Portfolio Company is a special purpose company organized under the laws of the Republic of Mauritius. The Fund may invest in India through a Mauritius Portfolio Company, which is intended to allow a Fund to take advantage of a favorable tax treaty between India and Mauritius.

          If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund or Portfolio will not be considered a violation. If the value of a Fund's or Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                Portfolio Transactions and Brokerage Allocation

     Specific decisions to purchase or sell securities for a Fund or Portfolio are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund or Portfolio and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in a Fund's or Portfolio's investments are reviewed by the Board of Trustees of the Trust or Portfolio. The portfolio managers may serve other clients of the advisers in a similar capacity.

     The frequency of a Fund's or Portfolio's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. A high turn-over rate could thus make it more difficult for a Fund to qualify as a registered investment company under federal tax law. Therefore, the advisers will weigh the added costs of short-term investment against anticipated gains, and each Fund or Portfolio will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.

     For the fiscal years ended October 31, 1996, 1997 and 1998, the annual rates of portfolio turnover for the following Funds were as follows:


                                       1996       1997       1998
                                    ---------   --------   --------
Balanced Fund                           149%       136%        94%
U.S. Treasury Income Fund               103%       179%        75%
Growth and Income Fund                    *          *          *
Capital Growth Fund                       *          *          *
Equity Income Fund                      114%        75%       160%
Bond Fund                               122%       823%       329%
Short-Term Bond Fund                    158%       471%       439%
Large Cap Equity Fund                    89%        72%        72%
Small Cap Equity Fund                    78%        55%        74%
Small Cap Opportunities Fund             --         --         68%
U.S. Government Securities Fund          --        569%       590%

----------
* The Growth and Income Fund and the Capital Growth Fund invest all of their investable assets in their respective Portfolio and do not invest directly in a portfolio of assets, and therefore do not have reportable portfolio turnover rates. The portfolio turnover rates for the Growth and Income Portfolio and the Capital Growth Portfolio for the fiscal year ended October 31, 1996, the portfolio turnover rates were 62% and 90%, respectively, for the fiscal year ended October 31, 1997, the portfolio turnover rates were 65% and 67%, respectively, and for the fiscal year ended October 31, 1998, the portfolio turnover rates were 113% and 104%, respectively.

     For the fiscal period December 1, 1995 through October 31, 1996, the annual portfolio turnover rate for the U.S. Government Securities Fund was 101%.

     For the period May 13, 1997 through October 31, 1997, the Small Cap Opportunities Fund had a portfolio turnover rate of 7%.

     For the fiscal period from June 30, 1998 through October 31, 1998, the annual rate of portfolio turnover for Focus Fund was 33%.

     For the fiscal year ended October 31, 1999, the annual rate of portfolio turnover for Strategic Income Fund is not expected to exceed 100%.

     Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds and Portfolios. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the rea-sonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund or Portfolio on any particular transaction, and are not required to execute any order in a fashion either preferential to any or Portfolio Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

     Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund or Portfolio normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Fund's or Portfolio's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Funds and Portfolios by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

     Under the advisory and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Funds and Portfolios to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Funds or Portfolios and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for a Fund or Portfolio in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds and Portfolios. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and Portfolios and their reasonableness in relation to the benefits to the Funds and Portfolios. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     The management fees that the Funds and Portfolios pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' or Portfolios' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds or Portfolios will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds and Portfolios. While such services are not expected to reduce the expenses of the adviser or sub-advisers, the advisers would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

     In certain instances, there may be securities that are suitable for one or more of the Funds and Portfolios as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Funds and Portfolios and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Funds or Portfolios or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds or Portfolios are concerned. However, it is believed that the ability of the Funds and Portfolios to participate in volume transactions will generally produce better executions for the Funds and Portfolios.

     For the fiscal years ended October 31, 1996, 1997 and 1998, the Capital Growth Portfolio paid aggregate brokerage commissions of $1,618,640, $2,240,823 and $3,781,335, respectively. For the fiscal years ended October 31, 1996, 1997 and 1998, the Growth and Income Portfolio paid aggregate brokerage commissions of $1,304,272, $3,456,823 and $7,074,824, respectively.

     For the fiscal years ended October 31, 1996, 1997 and 1998, the Large Cap Equity Fund paid aggregate brokerage commissions of $201,001, $171,628 and $258,341, respectively.

     For the fiscal years ended October 31, 1996, 1997 and 1998, the Balanced Fund paid aggregate brokerage commissions of $62,036, $62,342 and $82,860, respectively.

     For the fiscal years ended October 31, 1996, 1997 and 1998, the Small Cap Equity Fund paid aggregate brokerage commissions of $327,762, $716,769 and $858,732, respectively.

     For the fiscal years ended October 31, 1996, 1997 and 1998, the Equity Income Fund paid aggregate brokerage commissions of $44,136, $75,090 and $392,017, respectively.

     For the period from May 13, 1997 through October 31, 1997 and the fiscal year ended October 31, 1998, the Small Cap Opportunities Fund paid aggregate brokerage commissions of $49,826 and $131,466, respectively.

     For the period June 30, 1998 through October 31, 1998, the Focus Fund paid aggregate brokerage commissions of $52,166.

     No portfolio transactions are executed with the advisers or a Shareholder Servicing Agent, or with any affiliate of the advisers or a Shareholder Servicing Agent, acting either as principal or as broker.



                            PERFORMANCE INFORMATION

     From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

     A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of a Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The advisers, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

     Each Fund presents performance information for each class thereof since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum applicable contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

     In connection with the Hanover Reorganization, the U.S. Government Securities Fund was established to receive the assets of The Hanover U.S. Government Securities Fund. Performance results presented for each class of the U.S. Government Securities Fund include the performance of The Hanover U.S. Government Securities Fund for periods prior to the consummation of the Hanover Organization.

     Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

     Advertisements for the Chase Vista Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.

                             Total Rate of Return

     A Fund's or class' total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                         Average Annual Total Returns*
                           (excluding sales charges)

     The average annual total rate of return figures for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges) for the one and five year periods ended October 31, 1998 and for the period from commencement of business operations of each such Fund to October 31, 1998 were as follows:


                                                                         Since        Date of        Date of
                                  One          Five          Ten          Fund          Fund          Class
Fund                              Year         Years        Years      Inception     Inception     Introduction
---------------------------   -----------   ----------   ----------   -----------   -----------   -------------
U.S. Treasury Income Fund                                                              9/8/87
 A Shares                        10.59%         5.87%        8.20%        8.34%                        9/8/87
 B Shares+                        9.68%         5.21%        7.82%        8.15%                       11/4/93
Balanced Fund                                                                         11/4/92
 A Shares+                        9.60%        13.21%          --        13.97%                       11/4/92
 B Shares                         8.89%        12.39%          --        13.28%                       11/4/93
Equity Income Fund                                                                    7/15/93
 A Shares                         6.90%        16.62%          --        16.89%                       7/15/93
 B Shares+                        6.42%        16.28%          --        16.56%                        5/7/96
 C Shares++                       6.46%        16.29%          --        16.57%                        1/2/98
Growth and Income Fund                                                                9/23/87
 A Shares                         9.09%        14.67%       20.20%       21.87%                       9/23/87
 B Shares+                        8.52%        14.08%       19.90%       21.58%                       11/4/93
 C Shares++                       6.74%        13.70%       19.70%       21.40%                        1/2/98
 Institutional Shares+++          9.44%        14.91%       20.33%       21.98%                       1/25/96
Capital Growth Fund                                                                   9/23/87
 A Shares                        (1.60)%       12.05%       19.28%       18.79%                       9/23/87
 B Shares+                       (2.08)%       11.51%       18.99%       18.53%                       11/4/93
 C Shares++                      (2.93)%       11.31%       18.89%       18.44%                        1/2/98
 Institutional Shares+++         (1.20)%       12.30%       19.41%       18.91%                       1/25/96
Focus Fund                                                                            6/30/98
 A Shares                                                                (6.00)%
 B Shares                                                                (6.20)%
 C Shares                                                                (6.20)%
 Institutional Shares                                                    (6.00)%
Bond Fund                                                                            11/30/90
 Class A Shares***                8.22%         6.53%                     8.46%                        5/6/96
 Class B Shares***                7.33%         6.26%                     8.29%                        5/6/96
 Institutional Shares             8.42%         6.74%                     8.60%                      11/30/90
Short-Term Bond Fund                                                                 11/30/90
 Class A Shares***                5.58%         5.39%                     5.79%                        5/6/96
 Institutional Shares             6.03%         5.60%                     5.93%                      11/30/90
Large Cap Equity Fund                                                                11/30/90
 Class A Shares***               15.15%        18.78%                    17.57%                        5/8/96
 Class B Shares***               14.71%        18.55%                    17.43%                        5/7/96
 Institutional Shares            15.82%        19.17%                    17.82%                      11/30/90

                                                                        Since        Date of        Date of
                                   One           Five        Ten         Fund          Fund          Class
Fund                              Year           Years      Years    Inception      Inception    Introduction
--------------------------   --------------   ----------   -------   -----------   -----------   -------------
Small Cap Equity Fund                                                               12/20/94
 A Shares                         (10.93)%          --                   22.12%                    12/20/94
 B Shares+                        (11.60)%          --                   21.30%                     3/28/95
 Institutional Shares+++          (10.64)%          --                   22.41%                      5/7/96
U.S. Government
 Securities Fund**                                                                   2/19/93
 A Shares***                        9.75%         5.88%                   6.42%                      5/6/96
 Institutional Shares               9.94%         6.00%                   6.53%                     2/19/93
Small Cap Opportunities
 Fund                                                                                5/19/97
 A Shares                          (7.65)%          --                   18.47%                     5/19/97
 B Shares                          (8.25)%          --                   17.70%                     5/19/97
 C Shares++                        (8.33)%          --                   17.64%                      1/2/98
Core Equity Fund++++
 A Shares
 B Shares
 C Shares
Equity Growth Fund++++
 A Shares
 B Shares
 C Shares


----------
  * The ongoing fees and expenses borne by Class B and Class C Shares are greater than those borne by Class A Shares; the ongoing fees and expenses borne by a Fund's Class A, Class B and Class C Shares are greater than those borne by the Fund's Institutional Shares. As indicated above, the performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes, which would require an adjustment to the ongoing expenses.

        The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds, Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

 ** Performance information presented in the table above and in each table that follows for each class of these Funds includes the performance of their respective predecessor funds for periods prior to the consummation of the Hanover Reorganization. Performance information presented for each class of each of these Funds is based on the historical expenses and performance of a single class of shares of its predecessor fund and does not reflect the current distribution, service and/or other expenses that an investor would incur as a holder of such class of such Fund. Date of Fund inception shown for these Funds is the date of inception of their respective predecessor funds. These Funds commenced operations as part of the Trust on May 6, 1996.

*** Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced does not reflect shareholder servicing and distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.

+ Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced does not reflect distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.

++ Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes and, except for the Small Cap Opportunities Fund, for the period prior to November 5, 1993 (May 7, 1996 in the case of the Equity Income Fund) does not reflect the distribution fees and other expenses borne by this class which, if reflected, would reduce the performance quoted.

+++ Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced is based upon historical expenses of a predecessor class which are higher than the actual expenses that an investor would incur as a holder of shares of this class.


++++ The performance results for Class A, Class B, and Class C shares of the Fund prior to the date hereof are based upon the performance of the Portfolio in which it invests. The Core Equity Portfolio and Equity Growth Portfolio were formed after each of the Chase Core Equity Fund and Chase Equity Growth Fund series, respectively, of Mutual Fund Investment Trust was converted to a master/feeder structure. The performance of each Portfolio prior to the date hereof is based upon the performance of the series of Mutual Fund Investment Trust which was converted to create it. For each class, the Portfolio's performance has been adjusted to reflect the class's anticipated expenses (absent waivers and reimbursements) at the Fund's inception.

                         Average Annual Total Returns*
                           (including sales charges)


     With the current maximum sales charge for Class A shares (1.50% for the Short-Term Bond Fund, 4.50% for the U.S. Treasury Income Fund, Balanced Fund, Equity Income Fund, Bond Fund and U.S. Government Securities Fund and 5.75% for the Small Cap Equity Fund, Growth and Income Fund, Capital Growth Fund and Large Cap Equity Fund) reflected and the currently applicable CDSC for Class B and Class C shares for each period length, the average annual total rate of return figures for the same periods would be as follows:


                                                                                  Since
                                          One          Five          Ten           Fund
Fund                                     Year          Years        Years       Inception
----------------------------------   ------------   ----------   ----------   -------------
U.S. Treasury Income Fund
 A Shares                                 5.62%         4.90%        7.71%          8.31%
 B Shares                                 4.68%         4.80%        7.82%          8.51%
Balanced Fund
 A Shares                                 3.30%        11.88%          --          12.85%
 B Shares                                 3.90%        12.14%          --          13.19%
Equity Income Fund
 A Shares                                 0.75%        15.25%          --          15.59%
 B Shares                                 1.46%        16.06%          --          16.46%
 C Shares                                 5.47%        16.29%          --          16.57%
Growth and Income Fund
 A Shares                                 2.82%        13.32%       19.49%         21.22%
 B Shares                                 3.86%        13.84%       19.90%         21.58%
 C Shares                                 5.82%        13.70%       19.70%         21.40%
Capital Growth Fund
 A Shares                                (7.26)%       10.73%       18.58%         18.16%
 B Shares                                (6.46)%       11.25%       18.99%         18.53%
 C Shares                                (3.80)%       11.31%       18.89%         18.44%
Focus Fund
 A Shares                                   --            --           --         (11.41%)
 B Shares                                   --            --           --         (10.89%)
 C Shares                                   --            --           --          (7.14%)
Bond Fund
 Class A Shares                           3,35%         5.55%          --           7.83%
 Class B Shares                           2.33%         5.96%          --           8.29%
Short-Term Bond Fund
 Class A Shares                           4.00%         5.07%          --           5.59%
Large Cap Equity Fund
 Class A Shares                           8.53%        17.38%          --          16.70%
 Class B Shares                           9.71%        18.35%          --          17.43%
Small Cap Equity Fund
 A Shares                               (16.05)%          --           --          20.27%
 B Shares                               (15.89)%          --           --          20.85%
U.S. Government Securities Fund**
 A Shares                                 4.81%           --           --           5.56%
Small Cap Opportunities Fund
 A Shares                               (12.96)%          --           --          13.73%
 B Shares                               (12.84)%          --           --          15.13%
 C Shares                                (9.24)%          --           --          17.64%
Core Equity Fund
 A Shares
 B Shares
 C Shares

                                                      Since
                        One      Five      Ten        Fund
Fund                   Year     Years     Years    Inception
-------------------   ------   -------   -------   ----------
Equity Growth Fund
 A Shares
 B Shares
 C Shares


----------
*See the notes to the preceding table.

     The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                               Yield Quotations

     Any current "yield" quotation for a class of shares shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     The yields of the shares of the Funds for the thirty-day period ended October 31, 1998 were as follows:



                                     Class A     Class B     Class C     Institutional--
                                    ---------   ---------   ---------   ----------------
Balanced Fund                          2.16%       1.65%         --              --
Bond Fund                              4.33%       3.79%         --            4.79%
Capital Growth Fund                    0.08%          0%          0%           0.41%
Equity Income Fund                     1.19%       0.80%       0.80%             --
Focus Fund                             0.26%       0.00%       0.00%           0.56%
Growth and Income Fund                 0.71%       0.29%       0.29%           1.13%
Large Cap Equity Fund                  1.06%       0.67%          0%           1.45%
Short-Term Bond Fund                   4.28%         --          --            4.67%
Small Cap Equity Fund                     0%          0%         --               0%
Small Cap Opportunities Fund              0%          0%          0%              0%
U.S. Government Securities Fund        3.90%         --                        4.29%
U.S. Treasury Income Fund              3.95%       3.24%                         --


     Advertisements for the Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds advised by Chase.

                     Non-Standardized Performance Results*
                           (excluding sales charges)


     The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds (excluding the effects of any applicable sale charges) for the period from the commencement date of business for each such Fund through October 31, 1998. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.

                                                       Fund
                                                     Inception
                                     Total Value       Date
                                    -------------   ----------
U.S. Treasury Income Fund                              9/8/87
 A Shares                              $24,871
 B Shares                              $25,034
Balanced Fund                                         11/4/92
 A Shares                              $21,905
 B Shares                              $21,119
 C Shares                              $21,119
Equity Income Fund                                    7/15/92
 Class A                               $22,858
 Class B                               $22,524
 Class C                               $22,524
Growth and Income Fund                                9/23/87
 Class A                               $90,067
 Class B                               $87,783
 Class C                               $86,337
 Institutional Shares                  $91,034
Capital Growth Fund                                   9/23/87
 Class A                               $67,783
 Class B                               $66,158
 Class C                               $65,584
 Institutional Shares                  $68,533
Bond Fund                                             11/1/90
 Class A Shares                        $19,034
 Class B Shares                        $18,799
 Institutional Shares                  $19,226
Short-Term Bond Fund                                 11/30/90
 Class A Shares                        $15,620
 Institutional Shares                  $15,780
Large Cap Equity Fund                                11/30/90
 Class A Shares                        $36,065
 Class B Shares                        $35,718
 Institutional Shares                  $36,661
 Class C Shares                        $35,718
Small Cap Equity Fund                                12/20/94
 A Shares                              $21,667
 B Shares                              $21,106
 Institutional Shares                  $21,864
U.S. Government Securities Fund                       2/19/93
 A Shares                              $14,256
 Institutional Shares                  $14,339
Small Cap Opportunities Fund                          5/19/97
 Class A                               $12,790
 Class B                               $12,670
 Class C                               $12,660

                                             Fund
                                           Inception
                          Total Value        Date
                          -------------   ----------
Focus Fund
 Class A                      $9,400       6/30/98
 Class B                      $9,380
 Class C                      $9,380
 Institutional Shares         $9,400
Core Equity Fund
 Class A
 Class B
 Class C
Equity Growth Fund
 Class A
 Class B
 Class C

----------
* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund for the period from the Fund's commencement of operations, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.


                     Non-Standardized Performance Results*
                            (includes sales charges)

     With the current maximum sales charge for Class A shares (1.50% for the Short-Term Bond Fund, 4.50% for U.S. Treasury Income Fund, Equity Income Fund, Bond Fund and U.S. Government Securities Fund and 5.75% for Balanced Fund, Growth and Income Fund, Capital Growth Fund, Large Cap Equity Fund, Small Cap Equity Fund, Small Cap Opportunities Fund and Focus Fund) reflected, and the currently applicable CDSC for Class B and Class C shares for each period length, the performance figures for the same periods would be as follows:



Period Ended
October 31, 1998              Total Value
--------------------------   ------------
U.S. Treasury Income Fund
 A Shares                       $26,042
 B Shares                       $25,134
Balanced Fund
 A Shares                       $20,646
 B Shares                       $21,119
 C Shares                       $21,119
Equity Income Fund
 Class A                        $21,543
 Class B                        $22,424
 Class C                        $22,534

Period Ended
October 31, 1998                   Total Value
--------------------------------   ------------
Growth and Income Fund
 Class A                              $84,888
 Class B                              $87,783
 Class C                              $86,337
 Institutional Shares                 $91,034
Capital Growth Fund
 Class A                              $63,885
 Class B                              $66,158
 Class C                              $65,584
 Institutional Shares
Bond Fund
 Class A Shares                       $18,178
 Class B Shares                       $18,799
Short-Term Bond Fund
 Class A Shares                       $15,386
Large Cap Equity Fund
 Class A Shares                       $33,991
 Class B Shares                       $35,718
 Class C Shares                       $35,718
Small Cap Equity Fund
 A Shares                             $20,421
 B Shares+                            $20,906
U.S. Government Securities Fund
 A Shares                             $13,615
 Institutional Shares
Small Cap Opportunities Fund
 Class A                              $12,055
 Class B                              $12,270
 Class C                              $12,660
Focus Fund
 Class A                              $ 8,860
 Class B                              $ 8,911
 Class C                              $ 9,286
Core Equity Fund
 Class A
 Class B
 Class C
Equity Growth Fund
 Class A
 Class B
 Class C

----------
* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund for the period from the Fund's commencement of operations, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.


                       DETERMINATION OF NET ASSET VALUE

     As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Equity securities in a Fund's or Portfolio's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in a Fund's or Portfolio's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

     Interest income on long-term obligations in a Fund's or Portfolio's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.


                     PURCHASES, REDEMPTIONS AND EXCHANGES

     The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.

     Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).


     With respect to the Core Equity Fund, Equity Growth Fund, Growth and Income Fund and Capital Growth Fund, the Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of such Portfolio and in no case will they receive a security issued by the Portfolio. Each Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the corresponding Fund is permitted to redeem in kind or unless requested by the corresponding Fund.


     Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of such time on the following day the New York Stock Exchange is open for trading.


     The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.


     The broker-dealer allocation for Funds with a 5.75% sales charge is set forth below:


                                                              Amount of
                                   Sales charge as a         sales charge
                                     percentage of:          reallowed to
                                ------------------------     dealers as a
   Amount of transaction at      Offering    Net amount     percentage of
      offering price($)           price       invested      offering price
-----------------------------   ---------   ------------   ---------------
Under 100,000                       5.75         6.10             5.00
100,000 but under 250,000           3.75         3.90             3.25
250,000 but under 500,000           2.50         2.56             2.25
500,000 but under 1,000,000         2.00         2.04             1.75

     There is no initial sales charge on purchases of Class A shares of $1 million or more.


     The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million. 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

The broker-dealer allocation for Funds with a 4.50% sales charge is set forth below:


                                                              Amount of
                                   Sales charge as a         sales charge
                                     percentage of:          reallowed to
                                ------------------------     dealers as a
   Amount of transaction at      Offering    Net amount     percentage of
      offering price($)           price       invested      offering price
-----------------------------   ---------   ------------   ---------------
Under 100,000                       4.50         4.71             4.00
100,000 but under 250,000           3.75         3.90             3.25
250,000 but under 500,000           2.50         2.56             2.25
500,000 but under 1,000,000         2.00         2.04             1.75

     There is no initial sales charge on purchases of Class A shares of $1 million or more.


     The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million. 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.


     The broker-dealer allocation for the Short-Term Bond Fund is set forth below:


                                                              Amount of
                                   Sales charge as a         sales charge
                                     percentage of:          reallowed to
                                ------------------------     dealers as a
   Amount of transaction at      Offering    Net amount     percentage of
      offering price($)           price       invested      offering price
-----------------------------   ---------   ------------   ---------------
Under 100,000                       1.50         1.52             1.00
100,000 but under 250,000           1.00         1.00             0.50
250,000 but under 500,000           0.50         0.50             0.25
500,000 but under 1,000,000         0.25         0.25             0.25

     There is no initial sales charge on purchases of Class A shares of $1 million or more.


     Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any Chase Vista money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.


     The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.


     Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Vista fund excluding any Vista money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.


     An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.


     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.


     Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any Vista money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the Vista non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.


     The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan;
(iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500.

     Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

     A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

     Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the Chase Vista Funds Service Center for details about Chase Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-Chase Vista mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.


     Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both Chase Vista and non-Chase Vista mutual funds. The money that is invested in Chase Vista Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.


     No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.


     Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.


     Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

     Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Chase Vista Funds Service Center.

     A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Chase Vista Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the Chase Vista Funds.

     Shareholders of record of any Chase Vista fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any Chase Vista fund, provided there is no change in account registration.

     Shareholders of other Chase Vista Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a broker or agent.


                          DISTRIBUTIONS; TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                Qualification as a Regulated Investment Company

     Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Because certain Funds invest all of their assets in Portfolios which will be classified as partnerships for federal income tax purposes, such Funds will be deemed to own a proportionate share of the income of the Portfolio into which each contributes all of its assets for purposes of determining whether such Funds satisfy the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).

     In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").


     In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


     Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.


     A Fund or Portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expenses incurred to purchase or hold such a bond may be deferred until such bond is sold or otherwise disposed.


     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                 Excise Tax on Regulated Investment Companies

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                              Fund Distributions

     Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.


     If a check representing a Fund distribution is not cashed within a specified period, the Chase Vista Service Center will notify the investor that he or she has the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another Chase Vista Fund. If the Chase Vista Service Center does not receive his or her election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the Chase Vista Service Center sends the investor correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.


     A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.


     Under recently enacted legislation, the maximum rate of tax on long-term capital gains of individuals will generally be reduced from 28% to 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized after July 28, 1997 with respect to capital assets held for more than 18 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%. Under a literal reading of the legislation, capital gain dividends paid by a regulated investment company would not appear eligible for the reduced capital gain rates. However, the legislation authorizes the Treasury Department to promulgate regulations that would apply the new rates to capital gain dividends paid by a regulated investment company.



     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the Rules of the Code Section 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund. In the case where a Fund invests all of its assets in a Portfolio and the Fund satisfies the holding period rules pursuant to Code Section 246(c) as to its interest in the Portfolio, a corporate shareholder which satisfies the foregoing requirements with respect to its shares of the Fund should receive the dividends-received deduction.

     For purposes of the Corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

     Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

     Distributions by a Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


     A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                         Sale or Redemption of Shares

     A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long- term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

                             Foreign Shareholders

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

                          State and Local Tax Matters

     Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the regulated investment company holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased

U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                         Effect of Future Legislation

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.



              MANAGEMENT OF THE TRUST AND THE FUNDS OR PORTFOLIOS


    Trustees and Officers of Mutual Fund Group, Capital Growth Portfolio and
                          Growth and Income Portfolio


     The Trustees and officers of the Trust and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.

     Fergus Reid, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 66. Address: 202 June Road, Stamford, CT 06903.


     *H. Richard Vartabedian--Trustee and President of the Trust. Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980 through 1991. Age: 63. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.


     William J. Armstrong--Trustee. Vice President and Treasurer,
Ingersoll-Rand Company. Age: 57. Address: 49 Aspen Way, Upper Saddle River, NJ 07458.


     John R.H. Blum--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture - State of Connecticut, 1992-1995. Age: 69. Address: 322 Main Street, Lakeville, CT 06039.


     Stuart W. Cragin, Jr.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 65. Address: 108 Valley Road, Cos Cob, CT 06807.


     Roland R. Eppley, Jr.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Age: 66. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.


     Joseph J. Harkins--Trustee. Retired; Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He was employed by Chase in numerous capacities and offices from 1954 through 1989. Director of Blessings Corporation, Jefferson Insurance Com-pany of New York, Monticello Insurance Company and National. Age: 67. Address:
257 Plantation Circle South, Ponte Vedra Beach, FL 32082.

     *Sarah E. Jones--Trustee. President and Chief Operating Officer of Chase Mutual Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Age: 47. Address: One Chase Manhattan Plaza, Third Floor, New York, NY 10081.

     W.D. MacCallan--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp.; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; formerly Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age: 71. Address:
624 East 45th Street, Savannah, GA 31405.

     W. Perry Neff--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; formerly Director and Chairman of The Hanover Funds, Inc.; formerly Director, Chairman and President of The Hanover Investment Funds, Inc.
Age: 71. Address: RR 1 Box 102, Weston, VT 05181.

     *Leonard M. Spalding, Jr.--Trustee. Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management and formerly Chief Investment Executive of The Chase Manhattan Private Bank. Age: 63. Address: One Chase Manhattan Plaza, Third Floor, New York, NY 10081.

     Richard E. Ten Haken--Trustee; Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System. Age: 64. Address: 4 Barnfield Road, Pittsford, NY 14534.

     Irving L. Thode--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Age: 67. Address: 80 Perkins Road, Greenwich, CT 06830.

     Martin R. Dean--Treasurer. Associate Director, Accounting Services, BISYS Fund Services; formerly Senior Manager, KPMG Peat Marwick (1987-1994). Age: 35.
Address: 3435 Stelzer Road, Columbus, OH 43219.

     Richard Baxt--Secretary. Senior vice President, Client Services, BISYS Fund Services; formerly General Manager of Investment and Insurance, First Fidelity Bank, President of First Fidelity Brokers, and President of Citicorp Investment Services. Age: 45. Address: 125 W. 55th Street, New York, NY 10019.

     Vicky M. Hayes--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 37. Address: One Chase Manhattan Plaza, 3rd Fl., New York, NY 10081.

     Alaina Metz--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 31. Address: 3435 Stelzer Road, Columbus, OH 43219.

     Lee Schultheis--Assistant Treasurer and Assistant Secretary. President, BISYS Fund Distributors; formerly Managing Director, Forum Financial Group.
Age: 42. Address: One Chase Manhattan Plaza, 3rd Fl., New York, New York 10081.

----------
* Asterisks indicate those Trustees that are "interested persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being Chairman of the Trust.

     The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the

Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 1998.
     The Board of Trustees of the Trust has established an Investment Committee. The members of the Investment Committee are Messrs. Vartabedian (President), Reid and Spalding. The function of the Investment Committee is to review the investment management process of the Trust.

     The Trustees and officers of the Trust appearing in the table above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio (these entities, together with the Trust, are referred to below as the "Chase Vista Funds").

           Remuneration of Trustees and Certain Executive Officers:
     Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 1998 for each Trustee of the Trust:


                                                                      Capital         Equity        Growth and
                                      Balanced         Bond           Growth          Income          Income          Focus
                                        Fund           Fund            Fund            Fund            Fund            Fund
                                    ------------   ------------   --------------   ------------   --------------   -----------
Fergus Reid, III, Trustee            $  436.18      $  193.67      $  2,915.95      $  341.05      $  4,751.63      $  20.05
H. Richard Vartabedian, Trustee         327.11         145.25         2,186.94         255.81         3,563.68         15.06
William J. Armstrong, Trustee           218.08          96.83         1,457.96         170.54         2,375.78         10.04
John R.H. Blum, Trustee                 225.16         100.11         1,503.92         177.05         2,446.26         10.04
Stuart W. Cragin, Jr., Trustee          218.29          96.92         1,460.89         170.70         2,379.22         10.04
Ronald R. Eppley, Jr., Trustee          218.08          96.83         1,457.96         170.54         2,375.78         10.04
Joseph J. Harkins, Trustee              222.80          99.02         1,488.61         174.88         2,422.78         10.04
Sarah E. Jones, Trustee                     --             --               --             --               --            --
W.D. MacCallan, Trustee                 213.57          94.73         1,430.24         168.38         2,332.22         10.04
W. Perry Neff, Trustee                  222.80          99.02         1,488.61         174.88         2,422.78         10.04
Leonard M. Spalding, Jr.,
 Trustee                                178.31          83.72         1,211.21         150.04         1,875.24         10.04
Richard E. Ten Haken, Trustee           218.08          96.83         1,457.96         170.54         2,375.78         10.04
Irving L. Thode, Trustee                218.08          96.83         1,457.96         170.54         2,375.78         10.04

                                      Large Cap   Short-Term     Small Cap      Small Cap     U.S. Gov't   U.S. Treasury
                                       Equity        Bond         Equity      Opportunities   Securities       Income
                                        Fund         Fund          Fund            Fund          Fund           Fund
                                    ------------ ------------ -------------- --------------- ------------ ---------------
Fergus Reid, III, Trustee            $  656.95    $  202.81    $  2,308.30      $  413.14     $  220.09      $  300.47
H. Richard Vartabedian, Trustee         492.69       152.08       1,731.17         309.87        165.06         225.33
William J. Armstrong, Trustee           328.46       101.38       1,154.12         206.58        110.04         150.22
John R.H. Blum, Trustee                 339.46       104.74       1,192.16         214.53        113.46         154.48
Stuart W. Cragin, Jr., Trustee          328.87       101.56       1,156.63         206.74        110.17         150.37
Ronald R. Eppley, Jr., Trustee          328.46       101.38       1,154.12         206.58        110.04         150.22
Joseph J. Harkins, Trustee              335.79       103.62       1,179.48         211.88        112.32         153.08
Sarah E. Jones, Trustee                     --           --             --             --            --             --
W.D. MacCallan, Trustee                 321.54        99.32       1,131.27         201.44        107.89         147.53
W. Perry Neff, Trustee                  335.79       103.62       1,179.48         211.88        112.32         153.06
Leonard M. Spalding, Jr., Trustee       274.77        84.25         936.33         181.13         89.74         109.65
Richard E. Ten Haken, Trustee           328.46       101.38       1.154.12         206.58        110.04         150.22
Irving L. Thode, Trustee                328.46       101.38       1,154.12         206.58        110.04         150.22


                                                                            Total
                                                                        Compensation
                                             Pension or                     from
                                             Retirement               "Fund Complex"(2)
                                          Benefits Accrued        (includes all Chase Vista
                                       by the Fund Complex(1)      Trusts and Portfolios)
                                      ------------------------   --------------------------
Fergus Reid, III, Trustee                     $118,145                    $139,250
H. Richard Vartabedian, Trustee                39,253                      106,500
William J. Armstrong, Trustee                  34,864                      70,000
John R.H. Blum, Trustee                        77,415                      72,250
Stuart W. Cragin, Jr., Trustee                 21,834                      70,000
Ronald R. Eppley, Jr., Trustee                 44,575                      70,000
Joseph J. Harkins, Trustee                     40,643                      71,500
Sarah E. Jones, Trustee                            --                          --
W.D. MacCallan, Trustee                        52,125                      68,500
W. Perry Neff, Trustee                         78,474                      71,500
Leonard M. Spalding, Jr., Trustee                  --                      65,167
Richard E. Ten Haken, Trustee                  59,303                      70,000
Irving L. Thode, Trustee                       25,992                      68,500

----------
(1) Data reflects total benefits accrued by the Trust, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended October 31, 1998, and by Mutual Fund Trust, Mutual Fund Select Trust and Mutual Fund Variable Annuity Trust for the fiscal year ended August 31, 1998.

(2) Data reflects total compensation earned during the period January 1, 1998 to December 31, 1998 for service as a Trustee to the Trust, Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.

     As of December 31, 1998, the Trustees and officers as a group owned less than 1% of each Fund's outstanding shares, all of which were acquired for investment purposes. For the fiscal year ended October 31, 1998, the Trust paid its disinterested Trustees fees and expenses for all of the meetings of the Board and any committees attended in the aggregate amount of approximately $15,064, which amount was then apportioned among the Funds comprising the Trust.
            Chase Vista Funds Retirement Plan for Eligible Trustees


     Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Chase Vista Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (i) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

     Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of October 31, 1998, the estimated credited years of service for Messrs. Reid, Vartabedian, Armstrong, Blum, Cragin, Eppley, Harkins, MacCallan, Neff, Spalding, Ten Haken and Thode and for Ms. Jones are 14, 6, 11, 14, 6, 10, 8, 9, 14, 0, 14, 6 and 0, respectively.


                     Highest Annual Compensation Paid by All Chase Vista Funds
                 -----------------------------------------------------------------
                  $60,000      $80,000      $100,000      $120,000      $140,000
  Years of
   Service       Estimated Annual Benefits upon Retirement
 --------        --------------------------------------------------------------------
     14           $57,600      $76,800      $ 96,000      $115,200      $134,400
     12            52,800       70,400        88,000       105,600       123,200
     10            48,000       64,000        80,000        96,000       112,000
      8            38,400       51,200        64,000        76,800        89,600
      6            28,800       38,400        48,000        57,600        67,200
      4            19,200       25,600        32,000        38,400        44,800

     Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of Chase Vista Funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.

     Messrs. Eppley, Ten Haken, Thode and Vartabedian each executed a deferred compensation agreement for the 1998 calendar year and as of October 31, 1998 they had contributed $45,467, $22,733, $49,800 and $86,750, respectively.

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

   Trustees and Officers of Core Equity Portfolio and Equity Growth Portfolio

     The Trustees and officers of the Trust and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.

     *Sarah F. Jones--Chair and Trustee. President and Chief Operating Officer of Chase Mutual Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Trustee, Chase Vista Funds. Age: 46. Address: Chase Mutual Funds Corp., One Chase Manhattan Plaza, Third Floor, New York, NY 10081.

     Frank A. Liddell, Jr.--Trustee. Retired, Of Counsel, Liddell, Sapp, Zivley, Hill & LeBoon. Member of AVESTA Trust Supervisory Committee from inception to 1997. Age: 69. Address: P.O. Box 2533, Houston, TX 77252.

     George E. McDavid--Trustee. President, Houston Chronicle Publishing Company. Member of AVESTA Trust Supervisory Committee from inception to 1997.
Age: 66. Address: P.O. Box 2558, Houston, TX 77252.

     Kenneth L. Otto--Trustee. Retired; formerly Senior Vice President, Temeco Inc. Member of AVESTA Trust Supervisory Committee from inception to 1997. Age:
66. Address: P.O. Box 2558, Houston, TX 77252.

     Fergus Reid, III--Trustee. Chairman and Chief Executive Officer, Lutteline Corporation since September 1985. Chairman and Trustee, the Chase Vista Funds. Trustee, Morgan Stanley Funds. Age: 65. Address: 202 June Road, Stamford, CT 06903.

     H. Michael Tyson--Trustee. Retired; formerly Executive Vice President, Texas Commerce Bank from 1990 to 1995. Member of AVESTA Trust Supervisory Committee from 1988 to 1997. Age: 58. Address: P.O. Box 2558, Houston, TX 77252.

     Martin R. Dean--Treasurer. Associate Director, Accounting Services, BISYS Fund Services; formerly Senior Manager, KPMG Peat Marwick (1987-1994). Age: 33.
Address: 3435 Stelzer Road, Columbus, OH 43219.

     Richard Baxt--Secretary. Senior Vice President, Client Services, BISYS Fund Services; formerly General Manager of Investment and Insurance, First Fidelity Bank, President of First Fidelity Brokers, and President of Citicorp Investment Services. Age: 44. Address: 125 W. 55th Street, New York, NY 10019.

     Vicky M. Hayes--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributor, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 36. Address: One Chase Manhattan Plaza, Third Floor, New York, NY 10081.

     Alaina Metz--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 30. Address: 3535 Stelzer Road, Columbus, OH 43210.

     Lee Schultheis--Assistant Treasurer and Assistant Secretary. President, BISYS Fund Distributors; formerly Senior Managing Director, Forum Financial Group. Age: 41. Address: One Chase Manhattan Plaza, Third Floor, New York, NY 10081.

     Ms. Jones is also a Trustee of Mutual Fund Group, Mutual Fund Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Variable Annuity Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio (these entities are referred to as the "Chase Vista Funds"). Mr. Reid is Chairman and a Trustee of the Chase Vista Funds. Messrs. Dean, Baxt and Schultheis and Ms. Hayes and Metz also serve in the same capacities of the Chase Vista Funds.
----------
* Asterisks indicate those Trustees that are "interested persons" (as defined in the 1940 Act). The Board of Trustees of the Trust presently has an Audit Committee. The member of the Audit Committee are Messrs. Liddell, McDavid, Otto, Reid and Tyson. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters.

            Remuneration of Trustees and Certain Executive Officers:


     Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services. Each such Trustee receives a fee, which consists of an annual retainer component and a meeting fee component.


     Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1998 for each member of the Board of Trustees.


                                   Total Compensation from "Fund Complex" (1) (includes
                                   Mutual Fund Investment Trust and Core Equity Portfolio
                                                 and Equity Growth Portfolio)
                                   -------------------------------------------------------
Frank A. Liddell, Jr., Trustee                              $7,000
George E. McDavid, Trustee                                   7,000
Kenneth L. Otto, Trustee                                     7,000
H. Michael Tyson, Trustee                                    7,000

----------
(1) Data reflects total compensation during the period January 1, 1998 to December 31, 1998 for service as a Trustee to Mutual Fund Investment Trust. The Core Equity Portfolio and Equity Growth Portfolio were not in existence during this period, and, accordingly, the Trustees did not receive any compensation with respect to them.

                            Adviser and Sub-Adviser


     Chase acts as investment adviser to the Funds or Portfolios pursuant to several Investment Advisory Agreements (collectively, the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Funds or Portfolios. Pursuant to the terms of the Advisory Agreement, Chase provides the Funds or Portfolios with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' or Portfolios' investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' or Portfolios' assets shall be held uninvested. The advisers to the Funds or Portfolios furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds or Portfolios. The Advisory Agreement for the Funds or Portfolios will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund's or Portfolio's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

     Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds and Portfolios with greater opportunities and flexibility in accessing investment expertise.

     Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

     With respect to the Equity Funds or Equity Portfolios, the equity research team of the adviser looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To uncover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify undervalued stocks.

     In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.


     Chase, on behalf of the Funds or Portfolios (except Core Equity Fund and Equity Growth Fund), has entered into an investment sub-advisory agreement with Chase Asset Management, Inc. ("CAM") and on behalf of the Core Equity Portfolio and Equity Growth Portfolio, Chase Bank of Texas, National Association ("Chase Texas"). With respect to the Strategic Income Fund, Chase has also entered into an investment sub-advisory agreement with State Street Research & Management Company ("State Street"). With respect to the day-to-day management of the Funds or Portfolios, under the sub-advisory agreements, the sub-advisers make decisions concerning, and place all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The sub-advisers may, in their discretion, provide such services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-advisers. This arrangement will not result in the payment of additional fees by the Funds.


     Chase, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Also included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

     CAM is a wholly-owned operating subsidiary of the Adviser. CAM is registered with the Securities and Exchange Commission as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CAM also serve as portfolio managers for Chase. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.


     Chase Texas, a wholly-owned subsidiary of The Chase Manhattan Corporation, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Also included among Chase Texas's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


     State Street is a subsidiary of the Metropolitan Life Insurance Company. State Street is registered with the Securities and Exchange Commission as an investment adviser and provides discretionary investment advisory services to institutional and other clients.


     In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Fund or Portfolio an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's or Portfolio's average daily net assets specified in the relevant Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CAM is entitled to receive a sub-advisory fee, payable by the adviser out of its advisory fee, at the annual rate of:

     o 0.10% of the average daily net assets of the Short-Term Bond Fund and U.S. Treasury Income Fund

     o 0.15% of the average daily net assets of the Bond Fund, Strategic Income Fund, U.S. Government Securities Fund

     o 0.20% of the average daily net assets of the Capital Growth Portfolio, Equity Income Fund, Focus Fund, Growth and Income Portfolio and Large Cap Equity Fund

     o 0.25% of the average daily net assets of the Balanced Fund

     o 0.30% of the average daily net assets of the Small Cap Equity Fund and Small Cap Opportunities Portfolio

     For its services under its sub-advisory agreement, Chase is entitled to receive a sub-advisory fee, payable by the adviser out of its advisory fee, at the annual rate of 0.375% of the average daily net assets of the Core Equity Portfolio and Equity Growth Portfolio. For its services under its sub-advisory agreement, State Street is entitled to receive a sub-advisory fee, payable by the adviser out its advisory fee, at the annual rate of 0.35% of the average daily net assets of the Strategic Income Fund that are managed by State Street.

     For the fiscal years ended October 31, 1996, 1997 and 1998, Chase was paid or accrued the following investment advisory fees with respect to the following Funds and Portfolios, and voluntarily waived the amounts in parentheses following such fees with respect to each such period:


                                                             Fiscal Year Ended October 31,
                                  ------------------------------------------------------------------------------------
                                              1996                        1997                        1998
Fund                               paid/accrued      waived     paid/accrued     waived      paid/accrued     waived
--------------------------------- -------------- ------------- -------------- ------------  --------------  ----------
Balanced Fund                          253,986     (125,808)        419,971      (19,663)        566,217          --
Bond Fund                              143,017     (143,017)         74,105      (74,105)        160,268     160,268
Capital Growth Fund                          *           --               *           --               *          --
Equity Income Fund                      54,769      (53,342)        142,666      (14,010)        376,013          --
Growth and Income Fund                       *           --               *           --               *          --
Large Cap Equity Fund                  337,772     (337,772)        476,896     (476,885)        684,337     684,337
Short-Term Bond Fund                   105,509     (105,509)        120,146     (120,146)        129,578     129,578
Small Cap Equity Fund                1,069,668      (31,530)      3,122,539           --       3,688,988          --
Small Cap Opportunities Fund                --           --              --           --         725,783      96,116
U.S. Government Securities Fund        288,582      (17,569)#       195,014           --         169,150     150,101
U.S. Treasury Income Fund              331,915     (137,440)        329,197      (78,607)        223,287     104,604

----------
* On November 23, 1993, these Funds changed their structure to a Master/Feeder Fund Structure and do not have an investment adviser because the Trust seeks to achieve the investment objective of the Funds by investing all of the investable assets of each respective Fund in each respective Portfolio. The Portfolios' investment adviser is Chase. With respect to the Growth and Income Portfolio and the Capital Growth Portfolio, for the year ended October 31, 1996, Chase was paid or accrued investment advisory fees of $8,101,188 and $4,226,466, respectively, with respect to such Portfolios. For the year ended October 31, 1997, Chase was paid or accrued investment advisory fees of $9,877,868 and $4,971,835, respectively, with respect to such Portfolios. For the fiscal year ended October 31, 1998, Chase was paid or accrued investment advisory fees of $11,363,349 and $5,459,469, respectively.

# Fees paid or accrued for the period from December 1, 1995 through October 31, 1996.

     With respect to Small Cap Opportunities Fund, for the period from May 19, 1997 through October 31, 1997, Chase was paid or accrued the following investment advisory fees and waived the amount in parentheses following such fees: $123,519 ($110,695).

     With respect to the Focus Fund, for the period from June 30, 1998 through October 31, 1998, Chase was paid or accrued the following advisory fees and waived the amount in parentheses following such fees: $36,757 ($36,757).

                                 Administrator

     Pursuant to separate Administration Agreements (the "Administration Agreements"), Chase is the administrator of the Funds and the administrator of each Portfolio. Chase provides certain administrative services to the Funds and Portfolios, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' and Portfolios' independent contractors and agents; preparation for signature by an officer of the Trust and Portfolios of all documents required to be filed for compliance by the Trust and Portfolios with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and Portfolios and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds or Portfolios, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

     Under the Administration Agreements Chase is permitted to render administrative services to others. The Administration Agreements will continue in effect from year to year with respect to each Fund or Portfolio only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or Portfolio or by vote of a majority of such Fund's or Portfolio's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreements are terminable without penalty by the Trust on behalf of each Fund or by a Portfolio on 60 days' written notice when authorized either by a majority vote of such Fund's or Portfolio shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Portfolios, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds or Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreements.

     In addition, the Administration Agreements provide that, in the event the operating expenses of any Fund or Portfolio, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to such Fund or Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     In consideration of the services provided by Chase pursuant to the Administration Agreements, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year, except that with respect to the Growth and Income Fund and Capital Growth Fund, Chase receives from each of the Funds and the Portfolios a fee computed daily and paid monthly at an annual rate equal to 0.05% of their respective average daily net assets. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

     For the fiscal years ended October 31, 1996, 1997 and 1998, Chase was paid or accrued the following administration fees and voluntarily waived the amounts in parentheses following such fees:


                                                                 Fiscal Year Ended October 31,
                                 ---------------------------------------------------------------------------------------------
                                              1996                             1997                           1998
Fund                              paid/accrued        waived        paid/accrued       waived       paid/accrued      waived
------------------------------   --------------   --------------   --------------   ------------   --------------   ----------
Balanced Fund                         50,797          (14,689)           83,940           None          113,243           --
Bond Fund                             47,715          (47,715)           24,703        (24,703)         160,268      160,268
Capital Growth Fund+                 526,852             None           619,816           None          681,429           --
Equity Income Fund                    13,692          (13,293)           35,929         (1,560)          94,003           --
Growth and Income Fund+              971,251             None         1,169,015           None        1,112,549           --
Large Cap Equity Fund                 84,443          (84,443)          119,235       (119,235)         171,083      171,083
Short-Term Bond Fund                  42,171          (42,171)           48,058        (48,058)          51,831       51,831
Small Cap Equity Fund                164,564           (6,152)          480,368           None          567,538           --
Small Cap Opportunities Fund              --               --                --             --          111,659           --
U.S. Government Securities
 Fund                                 63,984          (26,354)*          65,005           None           56,383       46,865
U.S. Treasury Income Fund            110,678          (23,372)          109,732           None           74,429           --

----------
+ On November 23, 1993, these Funds changed their structure to a Master/Feeder
  Structure. The Portfolios' administrator is Chase. With respect to the Growth and Income Portfolio and the Capital Growth Portfolio, for the fiscal year ended October 31, 1996, Chase was paid or accrued administration fees of $1,012,648 and $528,308, respectively. For the fiscal year ended October 31, 1997, Chase was paid or accrued administration fees of $1,234,733 and $621,480, respectively. For the fiscal year ended October 31, 1998, Chase was paid or accrued administration fees of $1,420,419 and $682,434, respectively.
* Fees paid or accrued for the period from December 1, 1995 through October
  31, 1996.

     With respect to the Focus Fund, for the period from June 30, 1998 through October 31, 1998, Chase was paid or accrued the following administration fees and waived the amount in parentheses following such fees: $9,189 ($9,189).

     With respect to the Small Cap Opportunities Fund, for the period May 19, 1997 through October 31, 1997, Chase was paid or accrued the following administration fees and voluntarily waived the amount in parentheses following such fees: $18,909 ($7,783).
                              Distribution Plans


     The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes of shares of certain Funds as described in the Prospectuses, which provide such classes of such Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of each Fund will be conducted generally by the Chase Vista Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other Chase Vista Funds.

     Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class

C shares of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

     Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B or Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B or Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on October 13, 1995. Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of the class of such Fund to which it applies (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place. For the fiscal year ended October 31, 1998, the Distributor was paid or accrued the following Distribution Fees and voluntarily waived the amounts of such fees:

Fund                                Paid/Accrued      Waived
--------------------------------   --------------   ----------
Balanced Fund
 A Shares                               233,147           --
 B Shares                               149,885           --
Bond Fund
 A Shares                                80,517       35,089
 B Shares                                20,023           --
Capital Growth Fund
 A Shares                             2,109,946           --
 B Shares                             3,352,626           --
 C Shares                                 9,612           --
Equity Income Fund
 A Shares                               173,516           --
 B Shares                               168,131           --
 C Shares                                16,346           --
Focus Fund
 A Shares                                11,922           --
 B Shares                                24,903           --
 C Shares                                 8,248           --
Growth and Income Fund
 A Shares                             3,910,171           --
 B Shares                             4,069,641           --
 C Shares                                13,250           --
Large Cap Equity Fund
 A Shares                               122,882           --
 B Shares                                54,443           --
Short-Term Bond Fund
 Class A Shares                          40,617       10,700
Small Cap Equity Fund
 A Shares                               405,777           --
 B Shares                               739,520           --
Small Cap Opportunities Fund
 A Shares                               143,104           --
 B Shares                               392,357           --
 C Shares                                15,772           --
U.S. Government Securities Fund
 A Shares                                 6,335        6,335
U.S. Treasury Income Fund
 A Shares                               157,143      102,503
 B Shares                                86,788           --

     With respect to the Class A shares of the Funds, the Distribution Fee was allocated as follows:



                         Printing, Postage         Sales            Advertising &
Fund                        and Handling       Compensation     Administrative Filings
---------------------   -------------------   --------------   -----------------------
Balanced Income Fund
 A Shares                     $ 48,960          $  142,220             $ 41,967
Bond Fund
 A Shares                        9,540              27,711                8,177
Capital Growth Fund
 A Shares                      443,087           1,287,067              379,792
Equity Income Fund
 A Shares                       36,438             105,845               31,233

                         Printing, Postage          Sales            Advertising &
Fund                         and Handling      Compensation     Administrative Filings
----------------------   -------------------   --------------   -----------------------
Focus Fund
 A Shares                        2,506                7,630               1,786
Growth and Income
 Fund
 A Shares                      821,136            2,385,204             703,831
Large Cap Equity
 Fund
 Class A Shares                 25,805               74,958              22,119
Short-Term Bond Fund
 Class A Shares                  6,283               18,249               5,385
Small Cap Equity Fund
 Class A Shares                 85,213              247,524              73,040
Small Cap
 Opportunities Fund
 A Shares                       30,052               87,293              25,759
U.S. Treasury Income
 Fund
 A Shares                       11,474               33,331               9,835

     With respect to the Class B shares and Class C shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as finance agent.


                 Distribution and Sub-Administration Agreement

     The Trust has entered into a Distribution and Sub-Administration Agreement dated August 24, 1995 (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

     The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. However, the Distributor has voluntarily agreed to waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1996, 1997 and 1998 the Distributor was paid or accrued the following sub-administration fees under the Distribution Agreement, and voluntarily waived the amounts in parentheses following such fees:


                                                              Fiscal Year-Ended October 31,
                                    ----------------------------------------------------------------------------------
                                             1996                        1997                         1998
Fund                                 payable       waived        payable        waived        payable        waived
---------------------------------   ---------   -----------   ------------   -----------   ------------   ------------
Balanced Fund                        25,399        (1,680)        41,997          None         56,622             --
Bond Fund                            23,793          None         12,350        (6,968)        26,711        (26,711)
Capital Growth Fund                 526,852          None        619,911          None        681,429             --
Equity Income Fund                    6,846          None         17,963          None         47,001             --
Growth and Income Fund              971,201          None      1,169,014          None      1,112,549             --
Large Cap Equity Fund                42,221          None         59,617          None         85,542             --
Short-Term Bond Fund                 21,085          None         24,030        (5,836)        25,916        (25,916)
Small Cap Equity Fund                82,282          None        240,179          None        283,769             --
Small Cap Opportunities Fund             --            --             --            --         55,829             --
U.S. Government Securities Fund      18,814          None*        32,502       (15,205)        28,182        (28,192)
U.S. Treasury Income Fund            53,339          None         54,866          None         37,214             --

----------
 * Fees paid or accrued for the period from December 1, 1995 through October 31, 1996.

** Fees paid or accrued for the period from May 6, 1996 through October 31, 1996.


     With respect to Small Cap Opportunities Fund, for the period May 13, 1997 through October 31, 1997, the Distributor was paid or accrued the following sub-administration fees under the Distribution Agreement and voluntarily waived the amount in parentheses following such fees: $9,451 ($3,891).


     With respect to the Focus Fund, for the period from June 30, 1998 through October 31, 1998, Chase was paid or accrued the following sub-administration fees and waived the amount in parentheses following such fees: $4,595 ($4,595).



          Shareholder Servicing Agents, Transfer Agent and Custodian

     The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

     Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1996, 1997 and 1998, fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived for each such period (as indicated in parentheses), were as follows:

                                                           Fiscal Year-Ended October 31,
                          -----------------------------------------------------------------------------------------------
                                      1996                             1997                             1998
Fund                         payable          waived         payable          waived          payable          waived
-----------------------   -------------   -------------   -------------   --------------   -------------   --------------
Balanced Fund
 A Shares                 $  107,171        $ (98,086)    $  179,498        $ (179,498)    $  233,147        $ (171,504)
 B Shares                 $   19,822               --     $   30,353                --     $   49,961                --
 C Shares                         --               --             --                --             --                --
Bond Fund
 Class A Shares           $      733        $    (733)    $   13,451        $  (13,451)    $   80,517        $  (58,222)
 Class B Shares           $      516               --     $    2,789                --     $    6,674                --
 Institutional Shares     $   43,872        $ (12,631)    $   45,514        $  (45,313)    $   46,366        $  (46,366)
Growth and Income Fund
 Class A                  $3,989,725               --     $3,744,600                --     $3,910,171                --
 Class B                  $  820,579               --     $1,092,905                --     $1,356,558                --
 Class C                          --               --             --                --     $    4,417                --
 Institutional            $   46,244               --     $1,007,567                --     $  291,585                --
Capital Growth Fund
 Class A                  $1,836,642               --     $2,029,200                --     $2,109,946                --
 Class B                  $  746,722               --     $  962,344                --     $1,113,911                --
 Class C                          --               --             --                --     $    3,204                --
 Institutional            $   50,897               --     $  107,773                --     $  180,080                --

                                                       Fiscal Year-Ended October 31,
                          ---------------------------------------------------------------------------------------
                                     1996                          1997                          1998
Fund                        payable         waived        payable         waived        payable         waived
-----------------------   -----------   -------------   -----------   -------------   -----------   -------------
Equity Income Fund
 Class A                   $ 33,998      $  (33,998)     $ 67,368      $  (43,638)     $173,516              --
 Class B                   $    240              --      $ 17,214              --      $ 56,044              --
 Class C                         --              --            --              --      $  5,449              --
Large Cap Equity Fund
 Class A Shares            $  8,140              --      $ 37,298              --      $122,882              --
 Class B Shares                  96              --      $  7,218              --      $ 18,148              --
 Class C Shares                  --              --            --              --      $286,680              --
 Institutional Shares      $131,164      $  (24,277)     $253,543              --      $      0              --
Short-Term Bond Fund
 Class A Shares            $ 12,200      $   (8,772)     $ 22,218      $   (8,902)     $ 40,617      $  (35,336)
 Institutional Shares      $ 46,925      $  (31,710)       97,928      $  (58,693)     $ 88,961      $  (78,738)
Small Cap Equity Fund
 A Shares                  $ 37,103              --      $ 66,388              --      $ 62,952              --
 B Shares                  $117,011              --      $226,585              --      $246,507              --
 Institutional Shares      $ 38,235      $  (38,235)     $566,164      $  (90,765)     $766,562      $ (766,562)
Small Cap
 Opportunities Fund
 A Shares                        --              --            --              --      $143,104      $ (137,222)
 B Shares                        --              --            --              --      $130,786              --
 C Shares                        --              --            --              --      $  5,257              --
U.S. Government
 Securities Fund
 A Shares                  $  3,551      $   (3,551)     $  7,685      $   (7,685)     $  6,591      $   (6,591)
 Institutional Shares      $195,938        (935,060)     $154,826      $  (21,879)     $134,367              --
U.S. Treasury Income
 Fund
 A Shares                  $249,561      $ (222,710)     $248,112      $ (238,380)     $157,143      $ (102,503)
 B Shares                  $ 27,059              --      $ 26,319              --      $ 28,929              --

     With respect to Class A shares of Small Cap Opportunities Fund, for the period May 13, 1997 through October 31, 1997, fees paid to the Shareholder Servicing Agents (all of which are currently related parties) and the amount voluntarily waived for such period (as indicated in parentheses) were as follows: $27,016 ($26,585).

     With respect to the Class B shares of Small Cap Opportunity Fund, for the period May 19, 1997 through October 31, 1997, fees paid to the Shareholder Servicing Agents (all of which are currently related parties) and the amount voluntarily waived for such period (as indicated in parentheses) were as follows: $20,133 ($--).

     With respect to the Class A, Class B and Class C Shares of the Focus Fund for the period from June 30, 1998 through October 31, 1998, fees paid to the Shareholder Servicing Agents (all of whom are currently related parties) and the amounts voluntarily waived for such period (as indicated in parentheses) were as follows: $11,922 ($11,922), $8,302 ($5,018) and $2,479 ($1,613),
respectively.

     Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

     For shareholders that bank with Chase, Chase may aggregate investments in the Chase Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Chase Vista Funds.

     Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or the Distributor.

     Chase and its affiliates and the Chase Vista Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

     The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

     Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund and receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for such Funds. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245.


                            INDEPENDENT ACCOUNTANTS

     The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended October 31, 1998, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


                           CERTAIN REGULATORY MATTERS

     Banking laws, including the Glass-Steagall Act as currently interpreted, prohibit bank holding companies and their affiliates from sponsoring, organizing, controlling, or distributing shares of, mutual funds, and generally prohibit banks from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks or their affiliates from acting as investment adviser, administrator or custodian to mutual funds or from purchasing mutual fund shares as agent for a customer. Chase and the Trust believe that Chase (including its affiliates) may perform the services to be performed by it as described in the Prospectus and this Statement of Additional Information without violating such laws. If future changes in these laws or inter-pretations required Chase to alter or discontinue any of these services, it is expected that the Board of Trustees would recommend alternative arrangements and that investors would not suffer adverse financial consequences. State securities laws may differ from the interpretations of banking law described above and banks may be required to register as dealers pursuant to state law.

     Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.


                                   Expenses

     Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


                              GENERAL INFORMATION
             Description of Shares, Voting Rights and Liabilities

     Mutual Fund Group is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust currently consists of 19 series of shares of beneficial interest, par value $.001 per share. With respect to certain Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.


     Certain Funds offer Class A, Class B and Class C shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.


     Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.


     The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.


     Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for Class B shares due to their conversion feature. No certificates are issued for Institutional Shares.


     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reim-bursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.


                               Principal Holders
     As of January 29, 1999, the following persons owned of record 5% or more of the outstanding shares of the following classes of the following Funds:




BALANCED FUND A SHARES

Testa and Company                              22.64%
C/O Chase Manhattan Bank
Attn: Mutual Funds / T-C
PO Box 1412
Rochester, NY 14603-1412

Hamill and Company                              9.69%
FBO Texas New Mexico Power
Mail Sta 16-HCB-09
PO Box 2558
Houston, TX 77252

BCO Popular TTEE                                8.52%
FBO Texaco Pr Inc Pension Plan
Attn: Yantra Nazario
PO Box 762708
San Juan, PR 00916-2708

Texas Commerce Bank NA                          5.28%
Avesta
MSC 10 1111F 342
Asset Trading Unit
PO Box 2558
Houston, TX 77252-2558


BALANCED FUND B SHARES

MLPF&S for the sole benefit of its customers    7.63%
Attn: Fund Administration
4800 Deer Lake Drive East
3rd Floor
Jacksonville, FL 32246-6484

BOND FUND A SHARES

Liva & Company                                 39.83%
C/O Chase Manhattan Bank
Attn: Mut FDS / T-C
PO Box 1412
Rochester NY 14603-1412

Balsa and Company                               9.01%
PO Box 1768
Grand Central Station
New York, NY 10163-1768

Testa and Company                               6.15%
C/O Chase Manhattan Bank
Attn: Mutual Funds / T-C
PO Box 1412
Rochester, NY 14603-1412

Balsa and Company                               7.11%
PO Box 1768
Grand Central Station
New York, NY 10163-1768

BOND FUND INSTITUTIONAL SHARES

Trulin and Company                  52.43%
C/O Chase Manhattan Bank
Attn: Mutual Funds FDS/T-C
PO Box 1412
Rochester, NY 14603-1412

Texas Commerce Bank                 12.81%
Avesta
MSC 101111F 342
Asset Trading Unit
PO Box 2558
Houston, TX 77252-2558

SEI Trust Co.                        5.72%
First National Bank of Rochester
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456

Balsa & Co.                          7.58%
PO Box 1768
Grand Central Station
New York, NY 10163-1768

Testa and Company                    8.99%
C/O Chase Manhattan Bank
Attn: Mutual Funds/ T-C
PO Box 1412
Rochester, NY 14603-1412

VISTA CAPITAL GROWTH FUND
 A SHARES

Charles Schwab & Co. Inc.            6.07%
Reinvest Account
Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

CAPITAL GROWTH FUND
 C SHARES

MLPF&S for the sole benefit of      34.55%
its customers
Attn: Fund Administration
SEC# 87TR4
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484


CAPITAL GROWTH FUND
 INSTITUTIONAL SHARES

Testa and Company                   29.83%
C/O Chase Manhattan Bank
Attn: Mutual Funds/ T-C
PO Box 1412
Rochester, NY 14603-1412

Chase Manhattan Bank TTEE           23.95%
FBO Berg Electronics Savings Plan
Attn: Kurt Smailus
770 Broadway
10th Floor
New York, NY 10003-9522

International Wire                  22.78%
Retirement Savings Plan
770 Broadway
10th Floor
New York, NY 10003-9522

Bankers Trust Trustee               17.83%
Alliance Coal Corp PSSP
Attn: Elijah Outen
34 Exchange Place
Jersey City, NJ 07302-3901

Chase Manhattan Bank TTEE            5.06%
VIASystems Retirement Savings Plan
770 Broadway, 10th Floor
New York, NY 10003-9522

EQUITY INCOME FUND
 A SHARES

Liva & Company                       6.01%
C/O Chase Manhattan Bank
Attn: Mut FDS/T-C
PO Box 1412
Rochester, NY 14603-1412

FOCUS FUND B SHARES

MLPR&S for the sole benefit of      21.14%
its customers
Attn: Fund Administration
SEC# 97FB8
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

MLPR&S for the sole benefit of         8.41%
its customers
Attn: Fund Administration
SEC# 97FB8
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

Donaldson Lufkin Jenrette             17.19%
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ 07303-2052

GROWTH AND INCOME FUND
 C SHARES

MLPR&S for the sole benefit of         7.56%
its customers
Attn: Fund Administration
SEC# 97FB8
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

Donaldson Lufkin Jenrette              5.97%
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ 07303-2052

GROWTH AND INCOME FUND
 INSTITUTIONAL SHARES

Testa and Company                     98.24%
C/O Chase Manhattan Bank
Attn: Mutual Funds/ T-C
PO Box 1412
Rochester, NY 14603-1412

LARGE CAP EQUITY FUND
 A SHARES

Balsa and Company                     35.67%
PO Box 1768
Grand Central Station
New York, NY 10163-1768

Liva & Company                         9.21%
C/O Chase Manhattan Bank
Attn: Mut FDS/T-C
PO Box 1412
Rochester, NY 14603-1412

Corelink Financial Services            5.67%
PO Box 4054
Concord, CA 94524-4054


MLPR&S for the sole benefit of         5.05%
its customers
Attn: Fund Administration
SEC# 97J65
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

LARGE CAP EQUITY FUND
 INSTITUTIONAL SHARES

Trulin and Company                    11.96%
C/O Chase Manhattan Bank
Attn: Mutual Funds FDS/T-C
PO Box 1412
Rochester, NY 14603-1412

Testa and Company                     10.46%
C/O Chase Manhattan Bank
Attn: Mutual Funds/ T-C
PO Box 1412
Rochester, NY 14603-1412

Chase Manhattan Bank                   5.18%
FBA Jericho OCI Pension PL SLRD EE
Future Benefits--Custody
Attn: Terry Zimmardi
One Chase Manhattan Plaza  4th Floor
New York, NY 10081-1000

Chase Manhattan Bank                   6.09%
FBA Jericho OCI Pension PL SLRD EE
Future Benefits--Custody
Attn: Terry Zimmardi
One Chase Manhattan Plaza  4th Floor
New York, NY 10005-1401

Texas Commerce Bank NA                12.61%
Attn: Avesta
PO Box 2558
Houston, TX 77252-2558

SHORT TERM BOND FUND
 A SHARES

Liva & Company                        27.09%
c/o Chase Manhattan Bank
Attn: Mutual Funds/T-C
PO Box 1412
Rochester, NY 14603-1412

Mass Mutual Agents Health             27.06%
Benefit Trust
C/O Richard Peck D113
1295 State Street
Springfield, MA 01111-0002

Balsa and Company                         6.33%
PO Box 1768
Grand Central Station
New York, NY 10163-1768

SHORT TERM BOND FUND
 INSTITUTIONAL SHARES

Trulin and Company                       37.91%
C/O Chase Manhattan Bank
Attn: Mutual Funds FDS/T-C
PO Box 1412
Rochester, NY 14603-1412

Testa and Company                        25.18%
C/O Chase Manhattan Bank
Attn: Mutual Funds/ T-C
PO Box 1412
Rochester, NY 14603-1412

Fleet Trust Co                            9.76%
#20842002 DTD Jul 91
Custodian for Rochester area Foundation
Attn: 227-401512
PO Box 92800
Rochester, NY 14692-8900

Fleet National Bank                      14.87%
FBO Rochester Area Foundation
Attn: #20845012
PO Box 92800
Rochester, NY 14692-8900

SMALL CAP EQUITY FUND
 A SHARES

Charles Schwab & Co.                     14.02%
Reinvest Account
Attn: Mutual Funds Dept
101 Montgomery Street
San Francisco, CA 94104-4122

Balsa & Co.                               6.38%
PO Box 1768
Grand Central Station
New York, NY 10163-1768

SMALL CAP OPPORTUNITIES FUND
 INSTITUTIONAL SHARES

IFTC Mutual Funds                        25.00%
Audit Output Account
Attn: Alesia Drake
330 West 9th Street
Kansas City, MO 64105-1514


IFTC Mutual Funds                        25.00%
Audit Output Account
Attn: Alesia Drake
330 West 9th Street
Kansas City, MO 64105-1514

Vista Broker Dealer Services             25.00%
B Share Funding Account
One Chase Manhattan Plaza
3rd Floor
New York, NY 10005-1401

Vista Fund Distributors                  25.00%
One Quarter Percent Account
Attn: Albert Lindahl
One Chase Manhattan Plaza
3rd Floor
New York, NY 10005-1401

SMALL CAP OPPORTUNITIES FUND
 B SHARES

MLPF&S for the sole benefit of            6.10%
its customers
Attn: Fund Administration
4800 Deer Lake Drive East
3rd Floor
Jacksonville, FL 32246-6484

SMALL CAP OPPORTUNITIES FUND
 C SHARES

MLPR&S for the sole benefit of            6.13%
its customers
Attn: Fund Administration
SEC# 97TR1
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

Donaldson Lufkin Jenrette                 6.20%
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ 07303-2052

SMALL CAP EQUITY FUND
 INSTITUTIONAL SHARES

Chase Manhattan Bank N/A                 99.85%
Global Sec Services Omnibus
CMB Thrift Incentive Plan
Attn: Jeff Rosenberg
3 Chase Metro Tech Center
7th Floor
Brooklyn, NY 11245-0001

STRATEGIC INCOME A SHARES

IFTC Cust IRA R/O                      15.57%
J.L. Cary Anderson
16358 Halliburton Road
Hacienda Heights, CA 91745-3615

BISYS as seed money for                77.38%
Strategic Income Fund A Shares
Attn: Todd Frank
3435 Stelzer Road
Suite 1000
Columbus, OH 43219-6004

STRATEGIC INCOME B SHARES

BISYS as seed money for                76.82%
Strategic Income Fund B Shares
Attn: Todd Frank
3435 Stelzer Road
Suite 1000
Columbus, OH 43219-6004

Prudential Securities Inc. FBO          7.72%
Mary Parafioriti
c/o Yolanda Latro
7 Bergen Court
Apt. 2D
Bayonne, NJ 07002-2123

STRATEGIC INCOME C SHARES

BISYS as seed money for               100.00%
Strategic Income Fund C Shares
Attn: Todd Frank
3435 Stelzer Road
Suite 1000
Columbus, OH 43219-6004

STRATEGIC INCOME
 INSTITUTIONAL SHARES

BISYS as seed money for               100.00%
Strategic Income Fund I Shares
Attn: Todd Frank
3435 Stelzer Road
Suite 1000
Columbus, OH 43219-6004

US GOVERNMENT SECURITIES FUND
 A SHARES

Chemical Bank                          11.72%
Custodian for the IRA of Rose Faggan
7 East 14th Street
Apt


Texas Commerce Bank NA                 12.18%
Attn: Avesta
PO Box 2558
Houston, TX 77252-2558

US GOVERNMENT SECURITIES FUND
 INSTITUTIONAL SHARES

Chase Manhattan Bank                    7.66%
FBA Jericho Rockaway
Future Benefits--Custody
Attn: Terry Zimmardi
One Chase Manhattan Plaza
4th floor
New York, NY 10081-1000

Chase Manhattan Bank                    6.74%
Future Benefits--Custody
Fred Schildwachter Pension Plan
Attn: Terry Zimmardi
One Chase Manhattan Plaza
4th floor
New York, NY 10081-1000

Chase Manhattan Bank                    8.90%
FBA Jericho Alleghany Corp Retire
Future Benefits--Custody
Attn: Terry Zimmardi
One Chase Manhattan Plaza
4th floor
New York, NY 10081-1000

Chase Manhattan Bank                    5.28%
FBA Jericho RBS Plastics
Future Benefits--Custody
Attn: Terry Zimmardi
One Chase Manhattan Plaza
4th Floor
New York, NY 10005-1401

Chase Manhattan Bank                    5.04%
Future Benefits--Custody
OCI Pension Plan Salaried EE's
Attn: Terry Zimmardi
One Chase Manhattan Plaza
4th Floor
New York, NY 10005-1401

US TREASURY INCOME FUND
 A SHARES

Testa and Company                      17.04%
C/O Chase Manhattan Bank
Attn: Mutual Funds/ T-C
PO Box 1412
Rochester, NY 14603-1412


                             Financial Statements

     The 1998 Annual Report to Shareholders of each Fund, including the reports of independent accounts, financial highlights and financial statements for the fiscal year ended October 31, 1998 contained therein, are incorporated herein by reference.



                     Specimen Computations of Offering Prices Per Share

Focus Fund (specimen computations)

A Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at October 31, 1998     $  9.40
Maximum Offering Price per Share ($9.40 divided by .9425) (reduced on purchases of
 $100,000 or more)........................................................................    $  9.96

B Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at an assumed net
 asset value of $10.00 per share..........................................................    $  9.38

C Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at an assumed net
 asset value of $10.00 per share..........................................................    $  9.38

Institutional Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at an assumed net
 asset value of $10.00 per share .........................................................    $  9.40

Growth and Income Fund (specimen computations)

A Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ........................................................................    $ 43.24
Maximum Offering Price per Share ($43.24 divided by .9425) (reduced on purchases of
 $100,000 or more)........................................................................    $ 45.88

B Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ........................................................................    $ 42.92

C Shares:
Net Asset Value and Redemption Price Per Share of Beneficial Interest at
 October 31, 1998 ........................................................................    $ 42.13

Institutional Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ........................................................................    $ 43.43
Capital Growth Fund (specimen computations)

A Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 41.22
Maximum Offering Price per Share ($41.22 divided by .9425) (reduced on purchases of
 $100,000 or more)...................................................................     $ 43.73

B Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 40.38

C Shares:
Net Asset Value and Redemption Price Per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 40.03

Institutional Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 41.53

Equity Income Fund (specimen computations)

A Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 19.07
Maximum Offering Price per Share ($19.07 divided by .9425) (reduced on purchases of
 $100,000 or more)...................................................................     $ 20.23

B Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 18.92

C Shares:
Net Asset Value and Redemption Price Per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 18.91

Small Cap Opportunities Fund (specimen computations)

A Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 12.79
Maximum Offering Price per Share ($12.79 divided by .9425) (reduced on purchases of
 $100,000 or more)...................................................................     $ 13.57

B Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 12.67

C Shares:
Net Asset Value and Redemption Price Per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 12.66
Balanced Fund (specimen computations)

A Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 15.44
Maximum Offering Price per Share ($15.44 divided by .9425) (reduced on purchases of
 $100,000 or more)...................................................................     $ 16.38

B Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 15.19

Large Cap Equity Fund (specimen computations)

A Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 15.09
Maximum Offering Price per Share ($15.09 divided by .9425) (reduced on purchases of
 $100,000 or more)...................................................................     $ 16.01

B Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 15.02

Institutional Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 15.15

Bond Fund (specimen computations)

A Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 10.96
Maximum Offering Price per Share ($10.96 divided by .955) (reduced on purchases of
 $100,000 or more)...................................................................     $ 11.48

B Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 11.00

Institutional Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 10.94

Short-Term Bond Fund (specimen computations)

A Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 ...................................................................     $ 10.14
Maximum Offering Price per Share ($10.14 divided by .9850) (reduced on purchases of
 $100,000 or more)...................................................................     $ 10.29

Institutional Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 .................................................................     $ 10.15

Small Cap Equity Fund (specimen computations)

A Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 .................................................................     $ 20.40
Maximum Offering Price per Share ($20.40 divided by .9425) (reduced on purchases of
 $100,000 or more).................................................................     $ 21.64

B Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 .................................................................     $ 19.91

Institutional Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 .................................................................     $ 20.59

U.S. Government Securities Fund (specimen computations)

A Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 .................................................................     $ 10.51
Maximum Offering Price per Share ($10.51 divided by .955) (reduced on purchases of
 $100,000 or more).................................................................     $ 11.01

Institutional Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 .................................................................     $ 10.49

U.S. Treasury Income Fund (specimen computations)

A Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 .................................................................     $ 11.66
Maximum Offering Price per Share ($11.26 divided by .955) (reduced on purchases of
 $100,000 or more).................................................................     $ 12.21

B Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1998 .................................................................     $ 11.66

                                  APPENDIX A


                      DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

     Federal Farm Credit System Notes and Bonds--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

     Maritime Administration Bonds--are bonds issued and provided by the Department of Transportation of the U.S. Government are guaranteed by the U.S. Government.

     FNMA Bonds--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.

     FHA Debentures--are debentures issued by the Federal Housing
Administration of the U.S. Government and are guaranteed by the U.S.
Government.

     FHA Insured Notes--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. Government.

     GNMA Certificates--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

     FHLMC Certificates and FNMA Certificates--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.

     GSA Participation Certificates--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.

     New Communities Debentures--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

     Public Housing Bonds--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

     Penn Central Transportation Certificates--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

     SBA Debentures--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

     Washington Metropolitan Area Transit Authority Bonds--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

     FHLMC Bonds--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

     Federal Home Loan Bank Notes and Bonds--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

     Student Loan Marketing Association ("Sallie Mae") Notes and bonds--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

     D.C. Armory Board Bonds--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

     Export-Import Bank Certificates--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

     In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

     Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                                                     APPENDIX B


                            DESCRIPTION OF RATINGS

A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

Moody's Investors Service's Corporate Bond Ratings


Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree.

Such issues are often in default or have other marked shortcomings.


C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group Corporate Bond Ratings


AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI--Bonds rated "CI" are income bonds on which no interest is being paid.

D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Investors Service's Commercial Paper Ratings


Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Group Commercial Paper Ratings


A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Fitch Bond Ratings


AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

Fitch Short-Term Ratings


Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch's short-term ratings are as follows:

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                     PART C


                                MUTUAL FUND GROUP
                            PART C. OTHER INFORMATION


ITEM 23.    Exhibits








Exhibit
Number
-------
1(a)        Declaration of Trust, as amended. (1)
1(b)        Certificate of Amendment to Declaration of Trust dated December 14,
            1995.(6)
1(c)        Certificate of Amendment to Declaration of Trust dated October 19,
            1995.(6)
1(d)        Certificate of Amendment to Declaration of Trust dated July 25,
            1993.(6)
1(e)        Certificate of Amendment to Declaration of Trust dated
            November 1997.(10)
1(f)        Certificate of Amendment to Declaration of Trust dated June 5,
            1998.(12)
2           By-laws, as amended. (1)
3           None.
4(a)        Form of Investment Advisory Agreement.(6)
4(b)        Form of Sub-Advisory Agreement between The Chase Manhattan
            Bank and Chase Asset Management, Inc.(6)
5           Distribution and Sub-Administration Agreement dated August 21,
            1995.(6)
6(a)        Retirement Plan for Eligible Trustees.(6)
6(b)        Deferred Compensation Plan for Eligible Trustees.(6)
7           Custodian Agreement. (1)
8(a)        Transfer Agency Agreement. (1)
8(b)        Form of Shareholder Servicing Agreement. (6)

8(c)        Form of Administration Agreement.(6)

9           Opinion re: Legality of Securities being Registered.(1)


10          Consent of Price Waterhouse LLP.(13)

11          In Part B:       Financial Statements and the Reports
                             thereon for the Funds filed herein are
                             incorporated by reference into Part B
                             as part of the 1997 Annual Reports to
                             Shareholders for such Funds as filed with the Securities and Exchange Commission by Mutual Fund
                             Group on Form N-30D on December 30, 1998, accession number 0000950146-98-002170,
                             0000950146-98-002168, 0000950146-98-002171,
                             0000950146-98-002172, and 0000950146-98-002174
                             which are incorporated into Part B by reference.



12          None.

13(a)       Rule 12b-1 Distribution Plan of Mutual Funds including
            Selected Dealer Agreement and Shareholder Service Agreement. (1)
13(b) Rule 12b-1 Distribution Plan - Class B Shares (including forms of Selected Dealer Agreement and Shareholder Servicing Agreement).(6)
13(c) Form of Rule 12b-1 Distribution Plan - Class C Shares (including forms of Shareholder Servicing Agreements).(9)

14          Financial Data Schedule.(11)

15          Form of Rule 18f-3 Multi-Class Plan.(6)
99(a)       Powers of Attorney for: Fergus Reid, III, H. Richard Vartabedian,
            William J. Armstrong, John R.H. Blum, Stuart W. Cragin, Jr., Roland
            R. Eppley, Jr., Joseph J. Harkins, W.D. MacCallan, W. Perry Neff,
            Richard E. Ten Haken, Irving L. Thode.(8)
99(b)       Powers of Attorney for: Sarah E. Jones and Leonard M. Spalding,
            Jr.(9)

--------------------
(1) Filed as an exhibit to Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.
(2) Filed as an exhibit to Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on October 30, 1992.
(3) Filed as an Exhibit to Amendment No. 26 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on June 30, 1994.
(4) Filed as an Exhibit to Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on October 3, 1994.
(5) Filed as an Exhibit to Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on November 13, 1995.
(6) Filed as an Exhibit to Amendment No. 32 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on December 28, 1995.
(7) Filed as an Exhibit to Amendment No. 42 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on February 28, 1997.
(8) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Mutual Fund Trust (File No. 33-75250) as filed with the Securities and Exchange Commission on September 6, 1996.
(9) Filed as an Exhibit to Amendment No. 45 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) filed on October 28, 1997.
(10) Filed as an Exhibit to Amendment No. 46 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) filed on December 1, 1997.
(11) Filed as an Exhibit to Amendment No. 50 to the Registration Statement on Form N-1A on February 27, 1998.
(12) Filed as an Exhibit to Amendment No. 53 to the Registration Statement on Form N-1A on June 29, 1998.

(13) Filed herewith.


ITEM 24.  Persons Controlled by or Under Common
          Control with Registrant

          Not applicable

ITEM 25. Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

          Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26(a).  Business and Other Connections of Investment Adviser

             The Chase Manhattan Bank (the "Adviser") is a commercial bank providing a wide range of banking and investment services.

             To the knowledge of the Registrant, none of the Directors or executive officers of the Adviser, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the Adviser also hold or have held various positions with bank and non-bank affiliates of the Adviser, including its parent, The Chase Manhattan Corporation. Each Director listed below is also a Director of The Chase Manhattan Corporation.

                                                                                Principal Occupation or Other
                                       Position with                            Employment of a Substantial
Name                                   the Adviser                              Nature During Past Two Years
----                                   -------------                            -----------------------------

Thomas G. Labreque                     President and Chief Operating Officer    Chairman, Chief Executive Officer
                                       and Director                             and a Director of The Chase
                                                                                Manhattan Corporation and a Director
                                                                                of AMAX, Inc.

M. Anthony Burns                       Director                                 Chairman of the Board, President
                                                                                and Chief Executive Officer of
                                                                                Ryder System, Inc.



H. Laurance Fuller                     Director                                 Chairman, President, Chief
                                                                                Executive Officer and Director of
                                                                                Amoco Corporation and Director of
                                                                                Abbott Laboratories

Henry B. Schacht                       Director                                 Chairman and Chief Executive
                                                                                Officer of Cummins Engine
                                                                                Company, Inc. and a Director of
                                                                                each of American Telephone and
                                                                                Telegraph Company and CBS Inc.

James L. Ferguson                      Director                                 Retired Chairman and Chief
                                                                                Executive Officer of General Foods
                                                                                Corporation

William H. Gray III                    Director                                 President and Chief Executive
                                                                                Officer of the United Negro College
                                                                                Fund, Inc.


Frank A. Bennack, Jr.                  Director                                 President and Chief Executive Officer
                                                                                The Hearst Corporation

Susan V. Berresford                    Director                                 President, The Ford Foundation

Melvin R. Goodes                       Director                                 Chairman of the Board and Chief Executive
                                                                                Officer, The Warner-Lambert Company

George V. Grune                        Director                                 Retired Chairman and Chief Executive
                                                                                Officer, The Reader's Digest Association,
                                                                                Inc.; Chairman, The DeWitt Wallace-
                                                                                Reader's Digest Fund; The Lila-Wallace
                                                                                Reader's Digest Fund

William B. Harrison, Jr.               Vice Chairman of the Board

Harold S. Hook                         Director                                 Chairman and Chief Executive Officer,
                                                                                General Corporation

Helen L. Kaplan                        Director                                 Of Counsel, Skadden, Arps, Slate, Meagher
                                                                                & Flom

Walter V. Shipley                      Chairman of the Board and
                                       Chief Executive Officer

Andrew C. Sigler                       Director                                 Chairman of the Board and Chief
                                                                                Executive Officer, Champion International
                                                                                Corporation

John R. Stafford                       Director                                 Chairman, President and Chief Executive
                                                                                Officer, American Home Products
                                                                                Corporation

Marina v. N. Whitman                   Director                                 Professor of Business Administration and
                                                                                Public Policy, University of Michigan


Item 26(b)

Chase Asset Management ("CAM") is an Investment Advisor providing investment services to institutional clients.

        To the knowledge of the Registrant, none of the Directors or executive officers of the CAM, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the CAM also hold or have held various positions with bank and non-bank affiliates of the Advisor, including its parent, The Chase Manhattan Corporation.

                                                   Principal Occupation or Other
                      Position with                Employment of a Substantial
Name                  the Sub-Advisor              Nature During Past Two Years
----                  ---------------              ----------------------------
James Zeigon          Chairman and Director        Director of Chase
                                                   Asset Management
                                                   (London) Limited

Steven Prostano       Executive Vice President     Chief Operating Officer
                      and Chief Operating Officer  and Director of Chase
                                                   Asset Management
                                                   (London) Limited

Mark Richardson       President and Chief          Chief Investment Officer
                      Investment Officer           and Director of Chase
                                                   Asset Management
                                                   (London) Limited


Item 26(c)

        Chase Asset Management (London) Limited ("CAM London") is an Investment Advisor providing investment services to institutional clients.

        To the knowledge of the Registrant, none of the Directors or executive officers of CAM London, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of CAM London also hold or have held various positions with bank and non-bank affiliates of the Advisor, including its parent, The Chase Manhattan Corporation.

                                           Principal Occupation or Other
                     Position with         Employment of a Substantial
Name                 the Sub-Advisor       Nature During Past Two Years
----                 ---------------       ----------------------------
Michael Browne       Director              Fund Manager, The Chase Manhattan
                                           Bank, N.A.; Fund Manager, BZW
                                           Investment Management

David Gordon Ross    Director              Head of Global Fixed Income
                                           Management, Chase Asset Management,
                                           Inc.; Vice President, The Chase
                                           Manhattan Bank, N.A.

Brian Harte          Director              Investment Manager, The Chase
                                           Manhattan Bank, N.A.

Cornelia L. Kiley    Director

James Zeigon         Director              Chairman and Director of Chase
                                           Asset Management, Inc.

Mark Richardson      Chief Investment      Director, President and Chief
                     Officer and Director  Operating Officer of Chase Asset
                                           Management, Inc.

Steve Prostano       Chief Operating       Director, Executive Vice President
                     Officer and           and Chief Operating Officer of Chase
                     Director              Asset Management, Inc.

ITEM 27.  Principal Underwriters


          (a) Vista Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. is the underwriter for Mutual Fund Group, Mutual Fund Trust and Mutual Fund Select Trust.

          (b) The following are the Directors and officers of Vista Fund Distributors, Inc. The principal business address of each of these persons, is listed below.

                                    Position and Offices                                Position and Offices
Name and Address                    with Distributor                                    with the Registrant
----------------                    --------------------                                --------------------

Lynn J. Mangum                      Chairman                                             None
150 Clove Street
Little Falls, NJ 07424

Robert J. McMullan                  Director and Exec. Vice President                    None
150 Clove Street
Little Falls, NJ 07424

Lee W. Schultheis                   President                                            None
101 Park Avenue, 16th Floor
New York, NY 10178

George O. Martinez                  Senior Vice President                                None
3435 Stelzer Road
Columbus, OH 43219

Irimga McKay                        Vice President                                       None
1230 Columbia Street
5th Floor, Suite 500
San Diego, CA 92101

Michael Burns                       Vice President/Compliance                            None
3435 Stelzer Road
Columbus, OH 43219

William Blundin                     Vice President                                       None
125 West 55th Avenue
11th Floor
New York, NY 10019

Dennis Sheehan                      Vice President                                       None
150 Clove Street
Little Falls, NJ 07424

Annamaria Porcaro                   Assistant Secretary                                  None
150 Clove Street
Little Falls, NJ 97424

Robert Tuch                         Assistant Secretary                                  None
3435 Stelzer Road
Columbus, OH 43219

Stephen Mintos                      Executive Vice President/COO                         None
3435 Stelzer Road
Columbus, OH 43219

Dale Smith                          Vice President/CFO                                   None
3435 Stelzer Road
Columbus, OH 43219

William J. Tomko                    Vice President                                       None
3435 Stelzer Road
Columbus, OH 43219


          (c) Not applicable

ITEM 28. Location of Accounts and Records

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                  Name                      Address
                  ----                      -------
Vista Fund Distributors, Inc.               One Chase Manhattan Plaza, 3rd Floor
                                            New York, NY 10081

DST Systems, Inc.                           210 W. 10th Street,
                                            Kansas City, MO 64105

The Chase Manhattan Bank                    270 Park Avenue,
                                            New York, NY 10017

Chase Asset Mangement, Inc.                 1211 Avenue of the
                                            Americas,
                                            New York, NY 10036

Chase Asset Management, Ltd. (London)       Colvile House
                                            32 Curzon Street
                                            London, England W1Y8AL

The Chase Manhattan Bank                    One Chase Square,
                                            Rochester, NY 14363

ITEM 29.  Management Services

          Not applicable

ITEM 30.  Undertakings

                      Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has certified that it meets all requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York and the State of New York on the 21st day of May, 1999.



                                                  MUTUAL FUND GROUP

                          By /s/ H. Richard Vartabedian
                             --------------------------
                             H. Richard Vartabedian
                             President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


             *                     Chairman and Trustee            May 21, 1999
-------------------------------
    Fergus Reid, III

/s/ H. Richard Vartabedian         President                       May 21, 1999
-------------------------------    and Trustee
    H. Richard Vartabedian

             *                     Trustee                         May 21, 1999
-------------------------------
    William J. Armstrong

             *                     Trustee                         May 21, 1999
-------------------------------
    John R.H. Blum

             *                     Trustee                         May 21, 1999
-------------------------------
    Stuart W. Cragin, Jr.

             *
-------------------------------    Trustee                         May 21, 1999
    Roland R. Eppley, Jr.

             *                     Trustee                         May 21, 1999
-------------------------------
    Joseph J. Harkins

             *                     Trustee                         May 21, 1999
-------------------------------
    Sarah E. Jones

             *
-------------------------------    Trustee                         May 21, 1999
    W.D. MacCallan

             *
-------------------------------    Trustee                         May 21, 1999
    W. Perry Neff

             *                     Trustee                         May 21, 1999
-------------------------------
    Leonard M. Spalding, Jr.

             *                     Trustee                         May 21, 1999
-------------------------------
    Irv Thode

             *                     Trustee                         May 21, 1999
-------------------------------
    Richard E. Ten Haken

/s/ Martin R. Dean                 Treasurer and                   May 21, 1999
-------------------------------    Principal Financial
    Martin R. Dean                 Officer

/s/ H. Richard Vartabedian         Attorney in                     May 21, 1999
-------------------------------    Fact
    H. Richard Vartabedian